Execution Version
FIRST AMENDMENT
TO
DEPOSITARY AGREEMENT
This FIRST AMENDMENT TO DEPOSITARY AGREEMENT, dated as of March 5, 2024 (this “Amendment”), is entered into by and among Paragon RNG LLC, a Delaware limited liability company (“Borrower”), Bank of Montreal, Chicago Branch, in its capacity as administrative agent (“Administrative Agent”), Wilmington Trust, National Association, in its capacity as collateral agent for the Secured Parties (“Collateral Agent”) and Wilmington Trust, National Association, in its capacity as depositary agent (“Depositary Agent”, and together with Borrower, Administrative Agent and Collateral Agent, each a “Party”, and collectively, the “Parties”) in connection with that certain Depositary Agreement. As used in this Amendment, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Depositary Agreement.
W I T N E S E T H
WHEREAS, reference is made herein to that certain Depositary Agreement, dated as of May 30, 2023, by and among Borrower, Administrative Agent, Collateral Agent and Depositary Agent (the “Depositary Agreement”, and as amended by this Amendment, the “Amended Depositary Agreement”);
WHEREAS, pursuant to Section 5.2 (Amendments, etc.) of the Depositary Agreement, any amendment to or waiver under the Depositary Agreement requires agreement in writing by each of the Parties hereto;
WHEREAS, the Parties desire to make the amendments to the Depositary Agreement as described herein; and
WHEREAS, subject to the terms and conditions of this Amendment, the Parties hereby agree to amend the Depositary Agreement as set forth in Section 1 below.
NOW, THEREFORE, in consideration of the mutual agreements, provisions, and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendments to the Depositary Agreement.
(a)The Depositary Agreement is hereby amended to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and to add the blue double-underlined text or green underlined text (indicated textually as the following examples: double-underlined text and underlined text), as set forth in the pages of the Depositary Agreement attached as Appendix A hereto.
Section 2.Miscellaneous.
(a)Authorized and Binding Agreement. Each Party represents and warrants to the other Parties that the execution, delivery, and performance of this Amendment has been duly authorized by all requisite limited liability company or corporate action required by or on behalf of such party, and the Depositary Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms.

(b)No Modification. Except as expressly set forth herein, the Depositary Agreement is and shall remain unchanged and in full force and effect, and nothing contained in this Agreement shall, by implication or otherwise, limit, impair, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Depositary Agreement.
(c)Incorporation by Reference. Sections 1.2 (Interpretation, etc.), 5.4 (Notices), 5.5 (Severability), 5.7 (Applicable Law), 5.8 (Consent to Jurisdiction), 5.9 (Waiver of Jury Trial) and 5.10 (Counterparts) are hereby incorporated by reference herein, mutatis mutandis.
(d)Headings. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
[Signature Pages Follow]
2

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the date first written above.

BORROWER:	PARAGON RNG LLC,
a Delaware limited liability company

By: /s/ Jonathan Maurer
Name: Jonathan Maurer
Title: Co-Chief Executive Officer

[Signature Page to First Amendment to Depositary Agreement - Paragon]

ADMINISTRATIVE AGENT:	BANK OF MONTREAL, CHICAGO BRANCH,
as Administrative Agent By: /s/ Timothy Chin Name: Timothy Chin Title: Managing Director
[Signature Page to First Amendment to Depositary Agreement - Paragon]

COLLATERAL AGENT:	WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent
By: /s/ Kevin Pennant Name: Kevin Pennant Title: AVP Project Finance

[Signature Page to First Amendment to Depositary Agreement - Paragon]

DEPOSITARY AGENT:	WILMINGTON TRUST, NATIONAL ASSOCIATION, as Depositary Agent
By: /s/ Kevin Pennant Name: Kevin Pennant Title: AVP Project Finance

Signature Page to Consent and Amendment to Amended and Restated Operating Agreement

APPENDIX A

Amended Depositary Agreement

[See attached]

Execution Version
DEPOSITARY AGREEMENT
Dated as of May 30, 2023
(conformed through the First Amendment to Depositary Agreement, dated as of March 5, 2024)
~~among~~
Among

PARAGON RNG LLC,
a Delaware limited liability company,
as Borrower

BANK OF MONTREAL, CHICAGO BRANCH,
as Administrative Agent
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Depositary Agent

TABLE OF CONTENTS
Page

EXHIBITS
Exhibit A:    Form of Construction Requisition
Exhibit B:    Form of IE Requisition Certificate
Exhibit C-1:    Form of Restoration Notice
Exhibit C-2:    Form of Restoration Requisition
Exhibit D:    Form of Title Event Requisition
Exhibit E:    Form of Withdrawal Certificate
Exhibit F:    Form of Officer’s Certificate

-i-

This DEPOSITARY AGREEMENT, dated as of May 30, 2023 (as amended by that certain First Amendment to Depositary Agreement, dated as of March 5, 2024 (the “First Amendment Effective Date”) (collectively, this “Agreement”), is entered into by and among PARAGON RNG LLC, a Delaware limited liability company (“Borrower”), BANK OF MONTREAL, CHICAGO BRANCH, as administrative agent under the Credit Agreement (as defined below) (together with its successors and permitted assigns in such capacity, “Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent, for the benefit of the Secured Parties (as defined below) (together with its successors and permitted assigns in such capacity, “Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as depositary agent, securities intermediary and bank (together with its successors and permitted assigns in such capacities, “Depositary Agent”).
R E C I T A L S:
WHEREAS, in order to finance a portion of the costs of the development, construction, ownership, operation, maintenance and financing of the Projects, Borrower has entered into the Amended and Restated Credit and Guaranty Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), with the guarantors party thereto from time to time (the “Guarantors”), the lenders party thereto from time to time (the “Lenders”), the LC Issuers party thereto from time to time, Administrative Agent (together with the Lenders, the LC Issuers, any Permitted Hedge Counterparties and the other Agents, the “Secured Parties”) and the other parties thereto;
WHEREAS, the Project Companies from time to time may enter into Secured Hedge Agreements;
WHEREAS, Borrower has agreed to secure all of the Obligations with, among other Collateral, a first priority Lien (subject to Permitted Liens) on the Account Collateral on the terms and conditions set forth in this Agreement and the other Security Documents;
WHEREAS, Collateral Agent (on behalf of the Secured Parties other than the Depositary Agent), Administrative Agent (on behalf of the Lenders and the LC Issuers) and Borrower desire to appoint Depositary Agent as such to hold and administer monies deposited in or credited to the Depositary Accounts established pursuant to this Agreement, and Depositary Agent has agreed to undertake such role, in each case in accordance with this Agreement; and
WHEREAS, in order to induce the Secured Parties (other than the Agents) to extend credit and other financial accommodations to or for the benefit of, or to enter into Secured Hedge Agreements with, Borrower and the Project Companies pursuant to the Credit Agreement, the parties hereto have agreed to the provisions set forth in this Agreement.
NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
A G R E E M E N T:
Article IDEFINITIONS AND INTERPRETATION
Section 1.1Certain Defined Terms. Each capitalized term used and not otherwise defined herein (including in the preamble, recitals, exhibits and schedules hereto) shall have the meaning assigned to such term (whether directly or by reference to another agreement or document) in the Credit Agreement. In addition to the terms defined in the Credit Agreement, the following terms used herein, including in the preamble, recitals, exhibits and schedules hereto, shall have the following meanings:
“Acceptable Credit Provider” shall mean (a) Bank of Montreal, Investec Bank plc, any other Lender or any of their Affiliates or (b) any financial institution having a minimum unsecured long-term senior debt rating of (i) A3 by Moody’s and (ii) A- by S&P.
“Account Collateral” shall have the meaning assigned to such term in Section 2.3(a).
“Administrative Agent” shall have the meaning assigned to such term in the preamble hereto.
“Affected Property” shall mean, with respect to any Loss Event, any property comprising all or any portion of a Funded Project owned by any Project Company which has been lost, destroyed, damaged, condemned, taken or otherwise adversely affected (in whole or in part) as a result of such Loss Event.
“Agent Parties” shall have the meaning assigned to such term in Section 5.4(d).
“Agreement” shall have the meaning assigned to such term in the preamble hereto.
“Anticipated Construction Funds Shortfall” shall have the meaning assigned to such term in Section 3.14(c).
“Anticipated Shortfall” shall have the meaning assigned to such term in Section 3.14(b).
“Applicable AML Law” shall have the meaning assigned to such term in Section 5.15.
“Bi-Monthly Payment Date” shall mean any Business Day from (a) the tenth (10th) day through and including the fifteenth (15th) Business Day of each month occurring after the ~~Term Conversion~~First Amendment Effective Date and (b) the twenty-fourth (24th) day through and including the last Business Day of each month occurring after the ~~Term Conversion~~First Amendment Effective Date, as specified by Borrower in the applicable Withdrawal Certificate; provided that (i) there shall be not more than two (2) Bi-Monthly Payment Dates for any month, (ii) if no earlier date is so determined for any month, then the Bi-Monthly Payment Date shall be the last Business Day of such month, and (iii) if a Bi-Monthly Payment Date occurs in the same month in which a Quarterly Payment Date or Monthly Payment Date occurs, the latter of such Bi-Monthly Payment Dates to occur in such month shall be the same date as such Quarterly Payment Date or Monthly Payment Date, as applicable; provided, further that, in any event, if such day is not a Business Day, then the Bi-Monthly Payment Date shall be the immediately preceding Business Day.
“Borrower” shall have the meaning assigned to such term in the preamble hereto.
“Casualty Event” shall mean an event (or series of related events) which causes (or cause) all or any portion of any Funded Project to be damaged, destroyed or rendered unfit for its intended use for any reason whatsoever, other than (a) ordinary use and wear and tear or (b) an Event of Eminent Domain or a Title Event.
“Collateral Agent” shall have the meaning assigned to such term in the recitals hereto.
“Collection Expenses” in respect of any Casualty Event, Event of Eminent Domain, Title Event or Project Payment, shall mean, collectively, all: (a) documented out-of-pocket fees, costs and expenses (including reasonable legal, accounting and consultant fees and expenses) incurred in connection with or resulting from such transaction or event, including any collection, enforcement, negotiation, consummation, settlement, proceeding, administration or other activity related to the receipt or collection of Loss Proceeds, Title Event Proceeds or Project Payments, as applicable; (b) all Taxes assessed by, or reasonably estimated to be payable to, any Governmental Authority as a result of such transaction or event; (c) amounts paid or payable to holders of senior Liens (to the extent such Liens are Permitted Liens) as a result of such transaction or event; and (d) all amounts that are set aside as a reserve for (i) adjustments in respect of any applicable purchase price, (ii) any liabilities to the extent such reserve is required by GAAP or as otherwise required pursuant to the documentation therefor or (iii) the payment of indemnification obligations, in each case associated with or related to such transaction or event; provided that, to the extent and at the time any such amounts are released from such reserve and received by any Obligor, such amounts shall not constitute Collection Expenses.
“Construction Accounts” shall mean, collectively, (i) the Emerald RNG Project Construction Account, (ii) Sapphire RNG Project Construction Account and (iii) any other construction accounts established from time to time in accordance with the terms hereof.
“Construction Checking Account” shall mean a “local checking account” or similar account to be established by a Project Company at its election, which account shall be subject to the Liens of Collateral Agent under the Security Documents (and covered by a Control Agreement) but to which Borrower shall have at all times (other than following the occurrence and during the continuation of a Trigger Event) full access and signing authority for the purpose of writing checks for the payment of Project Costs between monthly Borrowing Dates.
“Construction Requisition” shall mean a certificate, signed by an authorized officer of Borrower, substantially in the form of Exhibit A.
“Control Agreement” shall mean any account control agreement in form and substance reasonably satisfactory to Administrative Agent and Collateral Agent entered into to establish “control” (within the meaning of Section 9-104 of the UCC) over any account (other than the Depositary Accounts) established by Borrower as permitted hereunder and by the Credit Agreement and required to be subject to the Lien of Collateral Agent under the Security Documents.
“Credit Agreement” shall have the meaning assigned to such term in the recitals hereto.
“Debt Payment Deficiency” shall have the meaning assigned to such term in Section 3.8(e).
“Debt Service Reserve Account” shall have the meaning assigned to such term in Section 2.2.
“Depositary Accounts” shall have the meaning assigned to such term in Section 2.2.
“Depositary Agent” shall have the meaning assigned to such term in the preamble hereto.
“Distribution Date” shall mean, with respect to any Quarterly Payment Date occurring on or after the first Principal Repayment Date, any date selected by Borrower in a Withdrawal Certificate that falls on such Quarterly Payment Date or on or prior to the forty-fifth (45th) day following such Quarterly Payment Date; provided no Distribution Date may occur prior to the fifth (5th) Business Day following delivery to Administrative Agent of the calculation of the Target Debt Balance, Debt Service or the Debt Service Coverage Ratio for any distribution for which such a calculation is required to determine compliance with Section 6.9 of the Credit Agreement.

“Distribution Suspense Account” shall have the meaning assigned to such term in Section 2.2(m).
“Drawing Amount” shall mean, with respect to any ~~DSR~~ Letter of Credit as of any date of determination, the amount available to be drawn thereunder as of such date.
“DSR Required Balance” shall ~~mean, as of any date of determination, an amount equal to the Debt Service projected to be due during the next six (6)-month period following such date of determination plus (or minus), without duplication, any net payments reasonably anticipated to be payable by a Project Company or received by a Project Company, as the case may be, under Secured Hedge Agreements during such period, as reasonably determined by Borrower based on the assumption that interest will continue to accrue on the Term Loans and Incremental Term Loans at the blended fixed rate set forth in the Secured Hedge Agreements.~~have the meaning assigned to such term in the Credit Agreement.
“Electronic Copy” shall have the meaning assigned to such term in Section 5.10.
“Emerald RNG Project Construction Account” shall have the meaning assigned to such term in Section 2.2(a)(i).
“Eminent Domain Proceeds” shall mean with respect to any Event of Eminent Domain, the Net Available Amount paid to Borrower or any other Obligor or any Agent from time to time in connection with such Event of Eminent Domain.
“Event of Eminent Domain” shall mean any action (or series of related actions) by any Governmental Authority (a) by which such Governmental Authority appropriates, confiscates, condemns, expropriates, nationalizes, seizes or otherwise takes all or any portion of the Collateral or any Funded Project or (b) by which such Governmental Authority assumes custody or control of (i) all or any portion of any Funded Project or (ii) the business operations of any Obligor or (iii) any Equity Interests of any Obligor.
“Excess Reserve Amount” shall have the meaning assigned to such term in Section 3.8(d).
“Excess Restoration Amount” shall have the meaning assigned to such term in Section 3.9(d)(ii).
“Excess Title Event Amount” shall have the meaning assigned to such term in Section 3.9(e)(iii).
“Financial Assets” shall have the meaning assigned to such term in Section 2.4(a).
“Guarantors” shall have the meaning assigned to such term in the recitals hereto.
“Hague Convention” shall have the meaning assigned to such term in Section 2.5.
“IE Requisition Certificate” shall mean an executed certificate delivered by the Independent Engineer substantially in the form of Exhibit B.
“Indemnitee” shall have the meaning assigned to such term in Section 4.6.
“Insurance Proceeds” shall mean, with respect to any Casualty Event, the Net Available Amount received by Borrower or any other Obligor or any Agent in connection with such Casualty Event, other than delay in start-up, business interruption or liability insurance proceeds.

“Interest Payment Account” shall have the meaning assigned to such term in Section 2.2(e).
“Interim Catch-Up Sweep” shall have the meaning assigned to such term in Section 3.2(b)(vii).
“Legal Requirements” shall mean, as to any Person, any requirement under any Permit or under any Governmental Rule, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.
“Lenders” shall have the meaning assigned to such term in the recitals hereto.
“Local Checking Accounts” shall mean the Construction Checking Accounts and the O&M Checking Account.
“Loss Event” shall mean any Casualty Event or Event of Eminent Domain, as the context requires.
“Loss Proceeds” shall mean any Insurance Proceeds or Eminent Domain Proceeds, as the context requires.
“Loss Proceeds Account” shall have the meaning assigned to such term in Section 2.2(h).
“Mandatory Scheduled Principal Amortization Payments” shall mean the scheduled equal quarterly principal amortization payments of the outstanding Term Loans to be paid by Borrower on each Quarterly Payment Date commencing with the Quarterly Payment Date that is at the end of the first full quarter following Term Conversion as provided in Section 2.1.1(d) of the Credit Agreement. For the avoidance of doubt, the Mandatory Scheduled Principal Amortization Payments shall not include any separate Required Target Debt Balance Amortization Payments which shall be deemed separate from the Mandatory Scheduled Principal Amortization Payments.
“Monthly Payment Date” shall mean any Business Day from the 24th day through and including the last Business Day of each month occurring after the Term Conversion Date, as specified by Borrower in the applicable Withdrawal Certificate; provided that (a) there shall only be a single Monthly Payment Date for any month, (b) if no earlier date is so determined for any month, then the Monthly Payment Date shall be the last Business Day of such month, and (c) if a Monthly Payment Date occurs in the same month in which a Quarterly Payment Date occurs, such Monthly Payment Date shall be the same date as such Quarterly Payment Date; provided, further that, in any event, if such day is not a Business Day, then the Monthly Payment Date shall be the immediately preceding Business Day.
“Net Available Amount” shall mean, with respect to any Loss Proceeds, Title Event Proceeds or Project Payments, such proceeds net of the related Collection Expenses.
“O&M Account” shall have the meaning assigned to such term in Section 2.2(d).
“O&M Checking Account” shall mean a “local checking account” or similar account to be established by Borrower at its election, which account shall be subject to the Lien of Collateral Agent under the Security Documents (and covered by a Control Agreement) but to which account Borrower shall have at all times (other than following the occurrence and continuation of a Trigger Event) full access and signing authority for the purpose of writing checks for the payment of O&M Costs between Bi-Monthly Payment Dates.

“O&M Costs” shall mean all actual out-of-pocket cash operation, administration and maintenance costs (including Capital Expenditures permitted under Section 6.18 of the Credit Agreement) relating to the Projects or any portion thereof and for the purchase of goods and services in connection therewith, or required by any Legal Requirement incurred and due and payable or becoming due and payable by any Obligor, including any Project Company for the Projects in any particular calendar or fiscal month, quarter, year or other period to which said term is applicable, including (without duplication) all:
(a)fees and costs payable under any Project Documents, in each case to the extent such amounts are not paid as Project Costs, as applicable;
(b)input supply and transportation costs;
(c)costs to procure consumables, spare parts, equipment, materials, utilities, repair and maintenance services, and general and administrative expenses of any Obligor;
(d)insurance costs for the insurance required to be procured and maintained pursuant to the Credit Agreement and the other Loan Documents and any additional insurance maintained by any Obligor in the ordinary course of business, and in each case, payable during such period;
(e)applicable sales, excise, commercial activity and franchise taxes (if any) payable or reimbursable by Borrower or any other Obligor during such period, or property taxes payable by Borrower or any other Obligor during such period;
(f)other taxes (if any) payable by any Obligor during such period;
(g)fees paid or costs incurred in connection with obtaining, maintaining, renewing or amending (if permitted under the Credit Agreement) any Permit (including costs associated with obtaining emission offset credits) relating to a Project;
(h)legal, accounting, consulting and other advisory fees of the Obligors;
(i)expenses in connection with the financing, management, operation or maintenance (including repair and replacements in lieu of repairs where economically advantageous) of a Project (other than amounts constituting scheduled Debt Service);
(j)fees and expenses of the Secured Parties during such period not included in Debt Service;
(k)expenses to keep the Collateral free and clear of all Liens (other than Permitted Liens);
(l)other cash expenses payable by any Obligor in the ordinary course of business (including business management and administrative services fees);
(m)fees, damages or costs required to be paid under any Operative Document (other than amounts constituting Debt Service);

(n)payments owing by any Obligor under a Hedging Agreement (other than any Secured ~~Hedging~~Hedge Agreement) permitted under Section 6.1(i) of the Credit Agreement, for the purpose of among other things, providing protection against fluctuations in RIN and other Environmental Credit values;
(o)Emergency Operating Costs; and
(p)costs in respect of a Restoration Action permitted in accordance with Section 3.8 with respect to any Project (to the extent in excess of the amount on deposit in the Loss Proceeds Account and the sub-accounts thereof), provided that any costs in respect of a Restoration Action in excess of $250,000 in the aggregate that are paid from sources other than amounts on deposit in the Loss Proceeds Account shall constitute O&M Costs only to the extent such costs have been approved by Administrative Agent.
Notwithstanding the foregoing, O&M Costs shall not include:
(i)Permitted Tax Distributions paid to any Affiliate of Borrower;
(ii)non-cash charges, including depreciation or obsolescence charges or reserves therefor, amortization of intangibles or other bookkeeping entries of a similar nature;
(iii)payments for restoration or repair of the Projects to the extent paid with funds on deposit in the Loss Proceeds Account (including any sub-account thereof) and costs in respect of a Restoration Action that are in excess of $250,000 in the aggregate and have not been previously approved by Administrative Agent;
(iv)payment of Debt Service;
(v)payments expressly contemplated herein to be made with proceeds on deposit in any Depositary Account other than the Revenue Account, the O&M Account or any O&M Checking Account;
(vi)items contemplated to be paid from the Revenue Account pursuant to any clause in Section 3.3(b) other than Section 3.3(b)(i);
(vii)Hedge Termination Payments;
(viii)any costs related to an expansion of a Project; and
(ix)any costs paid prior to the Term Conversion Date (or reserved in a Construction Account as of the Term Conversion Date), which, for the avoidance of doubt, shall constitute Project Costs.
“Officer’s Certificate” shall mean an executed certificate delivered by a Responsible Officer of Borrower substantially in the form of Exhibit F.
“Platform” shall have the meaning assigned to such term in Section 5.4(b).

“Pre-Conversion O&M Costs” shall mean O&M Costs that are not included in a Construction Budget and are incurred as a result of the commencement of commercial operations at a Project prior to the Term Conversion Date.
“Pre-Term Conversion Revenue Account” shall have the meaning assigned to such term in Section 2.2(b).
“Prepayment Account” shall have the meaning assigned to such term in Section 2.2(k).
“Principal Payment Account” shall have the meaning assigned to such term in Section 2.2(f).
“Principal Repayment Date” shall mean (a) each Quarterly Payment Date occurring on and after the Term Conversion Date, which shall commence with the Quarterly Payment Date that is at the end of the first full quarter following Term Conversion, and (b) the Maturity Date.
“Project Payment Proceeds” shall mean, with respect to any Project Payment, the Net Available Amount received by Borrower or any other Obligor or Project Company or any Agent in connection with such Project Payment.
“Project Payments” shall mean: (a) for the Initial Projects, monetary settlements paid by the EPC Contractor and received by Borrower or any other Obligor for the failure to pass the “Design Parameter Test” (as defined in the EPC Contract) under an EPC Contract; and (b) for the Additional Projects, any payment of any performance liquidated damages (other than delay liquidated damages) or similar damages or payments received by Borrower or any other Obligor pursuant to, or in connection with, an EPC Contract.
“Project Revenues” as to any Project shall mean, without duplication, all revenues, interest, payments, cash and other proceeds from whatever source received by or on behalf of any Obligor arising from or related to the ownership or operation of such Project, including interest income, payments made to any Obligor under any Project Document, liquidated damages payable as compensation for delay paid by the relevant counterparty under any Project Document, delay in start-up proceeds, business interruption insurance proceeds, outage insurance proceeds and proceeds of liability insurance (to the extent such liability insurance proceeds represent reimbursement of third-party claims previously paid by any Obligor), income derived from the sale or use of products produced by such Project, payments in connection with Environmental Credits and investment income on amounts in the Depositary Accounts, or the Local Checking Accounts (in each case to the extent deposited in or transferred to the Revenue Account) (notwithstanding the foregoing, the parties hereto acknowledge and agree that the “Project Revenues” of any Project shall not include any Loss Proceeds, proceeds of debt for borrowed money, any drawings under a ~~DSR~~ Letter of Credit, any net payments received pursuant to the Secured Hedge Agreements as determined in conformity with cash accounting principles, Project Payment Proceeds, equity contributions to Borrower and the other Obligors and other extraordinary items or any amounts received by any Project Company or Borrower attributable to any right, title or interest in any ITC with respect to any Project).
“Property” shall mean any right or interest in or to any asset or property of any kind whatsoever (including Equity Interests), whether real, personal or mixed and whether tangible or intangible.
“Remaining Costs” shall mean, for any Project, at any time (i) the amount reasonably anticipated to be necessary to fund the cost of any remaining Punch List (as defined in the applicable EPC Contract) items for such Project, (ii) the amount reasonably anticipated to be necessary to fund any other work that remains outstanding under any of the EPC Contracts for such Project and (iii) the amount reasonably anticipated to be necessary to fund any remaining Project Costs (other than those described in the foregoing clauses (i) and (ii)) for such Project, in each case as reasonably determined by Administrative Agent in consultation with the Independent Engineer.
“Remaining Restoration Amount” shall have the meaning assigned to such term in Section 3.9(d)(ii).
“Remaining Title Event Expenses” shall have the meaning assigned to such term in Section 3.9(e)(iii).
“Required Target Debt Balance Amortization Payment” shall mean, with respect to each Principal Repayment Date, an amount equal to the lesser of (i) the estimated amount of cash available in the Revenue Account after giving effect to all payments required to be made on such date in each of clauses first through sixth of Section 3.3(b) and (ii) the amount, if any, by which (x) the outstanding principal amount of the Term Loans and Incremental Term Loans on such date after giving effect to the repayment required to be made in accordance with Section 3.3(b)(iv)(A) on such Principal Repayment Date exceeds (y) the Target Debt Balance on such Principal Repayment Date.
“Responsible Officer” shall mean, as to any Person, its president, executive officer or financial officer, treasurer or any Person who is a manager or managing member of a limited liability company (or any of the preceding with regard to any such manager or managing member) or any other officer or similar official thereof, in each case responsible for the administration of the obligations of such Person in respect of this Agreement and the other Loan Documents.
“Restoration Account” shall have the meaning assigned to such term in Section 2.2(i).
“Restoration Action” shall mean, with respect to any Affected Property, any action taken by or on behalf of Borrower or any other Obligor or Project Company to rebuild, repair, replace, redesign, alter or otherwise restore such Affected Property or any portion thereof, and all activities incidental and necessary for such matters, in order to permit repair and operation of any Funded Project in accordance in all material respects with the Operative Documents, including (if applicable) any redesign, alteration, retesting, re-commissioning and putting into service of the Affected Property, in each case, necessary to compensate for any failure of such Project to satisfy any performance guarantee under any Project Document.
“Restoration Budget” shall mean a budget prepared by Borrower in connection with a Restoration Plan identifying all categories and approximate amounts reasonably expected to be incurred in connection with the relevant Restoration Action, together with a statement of uses of proceeds identifying funds available in the Loss Proceeds Account and other funds available to complete such Restoration Action.
“Restoration Notice” shall mean a written notice signed by a Responsible Officer of Borrower substantially in the form of Exhibit C-1.
“Restoration Plan” shall have the meaning assigned to such term in Section 3.9(b)(iii)(A).
“Restoration Requisition” shall mean an executed certificate delivered by a Responsible Officer of Borrower substantially in the form of Exhibit C-2.

“Restoration Schedule” shall mean a schedule prepared by Borrower in connection with a Restoration Plan identifying appropriate milestones and payment requisitions to be made in connection with such Restoration Plan.
“Revenue Account” shall have the meaning assigned to such term in Section 2.2(c).
“Sapphire RNG Project Construction Account” shall have the meaning assigned to such term in Section 2.2(a)(ii).
“Secured Parties” shall have the meaning assigned to such term in the recitals hereto.
“Subject Claims” shall have the meaning assigned to such term in Section 4.6.
“Tax Distribution Suspense Account” shall have the meaning assigned to such term in Section 2.2(n).
“Title Event” shall mean the existence of any defect of title or Lien on any Project (other than Permitted Liens) that entitles Borrower or Collateral Agent to make a claim under any title policies issued in favor of Borrower or Collateral Agent.
“Title Event Account” shall have the meaning assigned to such term in Section 2.2(j).
“Title Event Proceeds” shall mean, in connection with any Title Event, the Net Available Amount payable to Borrower or Collateral Agent in connection with such Title Event.
“Title Event Requisition” shall mean an executed certificate delivered by a Responsible Officer of Borrower substantially in the form of Exhibit D.
“Total Loss” shall mean, in relation to any Affected Property that constitutes all or substantially all or, in the case of clause (e) below, any material portion of any Funded Project, any of the following: (a) the complete destruction of such Affected Property; (b) the destruction of such Affected Property such that there remains no substantial remnant thereof which a prudent owner, uninsured, desiring to restore such Affected Property to its original condition would utilize as a basis of such restoration; (c) the destruction of such Affected Property irretrievably beyond repair; (d) the destruction of such Affected Property such that the insured may claim the whole amount of any insurance policy covering such Affected Property upon abandoning such Affected Property to the insurance underwriters therefor; or (e) the destruction of such Funded Project such that (i) prior to the Term Conversion Date, such Project cannot achieve Substantial Completion by the Date Certain or Term Conversion by the Date Certain (as such date may be extended in accordance with the definition thereof) or (ii) from and after the Term Conversion Date, such Project cannot operate at a capacity of at least ninety percent (90%) of expected levels for more than 180 consecutive days.
“Trigger Event” shall have the meaning assigned to such term in Section 3.17(a).
“Trigger Event Date” shall have the meaning assigned to such term in Section 3.17(a).
“Withdrawal Certificate” shall mean a duly completed and executed certificate delivered by a Responsible Officer of Borrower and countersigned by Administrative Agent substantially in the form of Exhibit E.
Section 1.2Interpretation, etc. For all purposes of this Agreement, except as otherwise expressly provided, the rules of interpretation set forth in Sections 1.3 to 1.7 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein. Borrower shall promptly provide Depositary Agent with a copy of any amendment, supplement or waiver to the Credit Agreement.
Section 1.3Uniform Commercial Code Definitions. All terms defined in the UCC shall have the respective meanings given to those terms in the UCC, except where otherwise defined in the Credit Agreement or this Agreement, or the context requires otherwise.
Article IIAPPOINTMENT OF DEPOSITARY AGENT; ESTABLISHMENT AND MAINTENANCE OF DEPOSITARY ACCOUNTS
Section 1.1Acceptance of Appointment by Depositary Agent.
(a)In its capacity as Depositary Agent hereunder, Wilmington Trust, National Association hereby agrees to act as depositary agent, as “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC) with respect to the Depositary Accounts which are determined to be “securities accounts” (within the meaning of Section 8-501 of the UCC) and the Financial Assets credited thereto and as “bank” (within the meaning of 9-102(a)(8) of the UCC) with respect to the Depositary Accounts which are determined to be “deposit accounts” (within the meaning of Section 9-102(a)(29) of the UCC) and credit balances not constituting Financial Assets credited thereto, and to accept all cash, payments, Cash Equivalents and other amounts to be delivered to or held by Depositary Agent pursuant to the terms of this Agreement. Depositary Agent shall hold the Depositary Accounts during the term of this Agreement in accordance with the provisions of this Agreement.
(b)Borrower shall not have any rights to withdraw or transfer funds from the Depositary Accounts, or to direct the investment of funds, payments, Cash Equivalents and other amounts held on deposit in or credited to the Depositary Accounts, as a third-party beneficiary or otherwise, except as expressly permitted by this Agreement and to direct the investment of funds held in or credited to the Depositary Accounts in Cash Equivalents as permitted under Section 3.15.
Section 1.2Establishment of Depositary Accounts. Depositary Agent is hereby directed to establish the following non-interest-bearing accounts (and together with any additional accounts established pursuant to this Section 2.2, the “Depositary Accounts”) in the name of Borrower, which accounts shall be maintained at all times after the establishment thereof in accordance with the terms of this Agreement until the termination of this Agreement in accordance with Section 5.3:
(a)each of the following Construction Accounts:
(i)an account entitled “Emerald RNG Project Construction Account” and numbered 156668-001 (the “Emerald RNG Project Construction Account”);
(ii)an account entitled “Sapphire RNG Project Construction Account” and numbered 156668-002 (the “Sapphire RNG Project Construction Account”);
(b)an account entitled “Pre-Term Conversion Revenue Account” and numbered 156668-003 (the “Pre-Term Conversion Revenue Account”)

(c)an account entitled “Revenue Account” and numbered 156668-004 (the “Revenue Account”);
(d)an account entitled “O&M Account” and numbered 156668-005 (the “O&M Account”);
(e)an account entitled “Interest Payment Account” and numbered 156668-006 (the “Interest Payment Account”);
(f)an account entitled “Principal Payment Account” and numbered 156668-007 (the “Principal Payment Account”);
(g)an account entitled “Debt Service Reserve Account” and numbered 156668-008 (the “Debt Service Reserve Account”);
(h)an account entitled “Loss Proceeds Account” and numbered 156668-009 (the “Loss Proceeds Account”):
(i)an account entitled “Restoration Sub-Account” and numbered 156668-010 (the “Restoration Account”);
(j)an account entitled “Title Event Sub-Account” and numbered 156668-011 (the “Title Event Account”);
(k)an account entitled “Prepayment Account” and numbered 156668-012 (the “Prepayment Account”);
(l)[Not used.]
(m)an account entitled “Distribution Suspense Account” and numbered 156668-013 (the “Distribution Suspense Account”); and
(n)an account entitled “Tax Distribution Suspense Account” and numbered 156668-014 (the “Tax Distribution Suspense Account”).
For administrative purposes, additional Depositary Accounts may be established and created by Depositary Agent, as directed in writing by Collateral Agent (which Collateral Agent will do upon the reasonable written request of Administrative Agent or, unless an Event of Default has occurred and is continuing, Borrower), from time to time in accordance with this Agreement as separate accounts.
All amounts on deposit in or credited to each Depositary Account from time to time shall (i) be disbursed in accordance with the terms hereof, (ii) constitute the Property of Borrower, (iii) be subject to the first priority Lien of Collateral Agent (for the benefit of the Secured Parties) under the Security Documents, (iv) be held in the sole custody and “control” (within the meaning of Section 8-106(d) or Section 9-104 of the UCC, as applicable) of Collateral Agent for the purposes and on the terms set forth in this Agreement and (v) be held and used for the purposes and on the terms set forth in this Agreement and all such amounts shall constitute a part of the Collateral. No amounts on deposit in or credited to the Depositary Accounts from time to time shall constitute payment of any Obligations or any other obligation of Borrower unless expressly applied thereto in accordance with the provisions of this Agreement or the other Loan Documents; provided that the Lien on all of Borrower’s right, title and interest in, to and under the Debt Service Reserve Account and all amounts on deposit therein or credited thereto (including any ~~DSR~~ Letter of Credit) shall be solely for the benefit of the Credit Parties.
Section 1.3Security Interests.
(a)As collateral security for the prompt and complete payment and performance when due of all Obligations, Borrower has, pursuant to the Security Agreement, pledged, granted, assigned, hypothecated and transferred to Collateral Agent (for the benefit of the Secured Parties), a first priority Lien on all of Borrower’s right, title and interest in, to and under each Depositary Account and all cash, instruments, investment property, securities, “security entitlements” (as defined in Section 8-102(a)(17) of the UCC) and other Financial Assets at any time on deposit in or credited to any Depositary Account, including all income, earnings and distributions thereon and all proceeds, products and accessions of and to any and all of the foregoing, including whatever is received or receivable upon any collection, exchange, sale or other disposition of any of the foregoing and any Property into which any of the foregoing is converted, whether cash or non-cash proceeds, and any and all other amounts paid or payable under or in connection with any of the foregoing (collectively, the “Account Collateral”).
(b)Depositary Agent is the agent of Administrative Agent and Collateral Agent (for the benefit of the Secured Parties) for the purpose of receiving payments contemplated hereunder and for the purpose of perfecting the respective Liens of Collateral Agent (for the benefit of the Secured Parties) in and to the Depositary Accounts and the other Account Collateral. Depositary Agent shall not be responsible to take any action to perfect such Liens except through the performance of its express obligations hereunder or upon the written direction of Collateral Agent.
(c)Borrower agrees that no Person other than Borrower shall have any right to the Depositary Accounts, and the Financial Assets or any other Account Collateral credited to or maintained in the Depositary Accounts, except as set forth in this Agreement and the other Loan Documents.
Section 1.4Depositary Accounts Maintained as UCC “Securities Accounts”.
(a)Depositary Agent hereby agrees and confirms that it has established the Depositary Accounts as set forth and defined in this Agreement. Collateral Agent, Depositary Agent and Borrower hereby agree that (i) each Depositary Account established by Depositary Agent is and will be maintained as a “securities account” (within the meaning of Section 8-501(a) of the UCC); (ii) Borrower is the sole “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) in respect of the “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC, the “Financial Assets”) credited to the Depositary Accounts; (iii) all Financial Assets in registered form or payable to or to the order of and credited to any Depositary Account shall be registered in the name of, payable to or to the order of, or specially endorsed to, Depositary Agent or in blank, or credited to another securities account maintained in the name of Depositary Agent; and (iv) in no case will any Financial Asset credited to any Depositary Account be registered in the name of, payable to or to the order of, or endorsed to, Borrower except to the extent the foregoing have been subsequently endorsed by Borrower to Depositary Agent or in blank. Depositary Agent agrees that each item of Property (including a security, security entitlement, investment property, instrument or obligation, share, participation, interest or other property whatsoever) credited to any Depositary Account shall to the fullest extent permitted by law be treated as a Financial Asset.
(b)Until the termination of this Agreement pursuant to Section 5.3 following payment in full of the Term Loans and Incremental Term Loans and all other Obligations and termination of all Commitments, Collateral Agent shall have “control” (within the meaning of Section 8-106(d)(2) or Section 9-104(a) (as applicable) of the UCC) of, and shall be entitled to provide “entitlement orders” (within the meaning of Section 8-102(a)(8) of the UCC) with respect to, the Depositary Accounts and of Borrower’s “security entitlements” (within the meaning of Section 8-102(a)(17) of the UCC) with respect to the Financial Assets credited to the Depositary Accounts. All Property delivered to Depositary Agent pursuant to this Agreement will be promptly credited to the applicable Depositary Account in accordance with the terms hereof. Borrower hereby irrevocably directs, and Depositary Agent (in its capacity as securities intermediary) hereby irrevocably agrees, that Depositary Agent will comply with all instructions and orders (including “entitlement orders” within the meaning of Section 8-102(a)(8) of the UCC) regarding each Depositary Account and any Financial Asset held therein or credited thereto originated by Collateral Agent without the further consent of Borrower or any other Person. In the case of a conflict between any instruction or order originated by Collateral Agent and any instruction or order originated by Borrower or any other Person (other than a court of competent jurisdiction), the instruction or order originated by Collateral Agent shall prevail. Depositary Agent shall not change the name or account number of any Depositary Account without prior written consent of Collateral Agent (such consent not to be unreasonably withheld or delayed) and at least five (5) Business Days prior notice to Administrative Agent, Collateral Agent and Borrower, except for changes due to changes of Depositary Agent’s internal systems (and Depositary Agent shall promptly notify Borrower, Collateral Agent and Administrative Agent of such changes in writing), and shall not change the entitlement holder with respect to the Financial Assets credited thereto.
(c)To the extent any Depositary Account is determined not to qualify as a “securities account” (within the meaning of Section 8-501(a) of the UCC), such Depositary Account shall be deemed to be a “deposit account” (as defined in Section 9-102(a)(29) of the UCC), which Borrower shall maintain with Depositary Agent acting not as a securities intermediary but as a “bank” (within the meaning of Section 9-102(a)(8) of the UCC) pursuant to Section 2.1(a). Depositary Agent shall credit the Depositary Accounts with all receipts of interest, dividends and other income received on the Property on deposit in or credited to the Depositary Accounts. Depositary Agent shall administer and manage the Depositary Accounts in compliance with all the terms applicable to the Depositary Accounts pursuant to this Agreement. Depositary Agent hereby agrees to comply with any and all instructions originated by Collateral Agent directing disposition of funds and all other Property in the Depositary Accounts without any further consent of Borrower or any other Person.
Section 1.5Jurisdiction of Depositary Agent. Borrower, Collateral Agent and Depositary Agent agree that, for purposes of the UCC, notwithstanding anything to the contrary contained in any other agreement relating to the establishment and operation of the Depositary Accounts, the jurisdiction of Depositary Agent (in its capacity as securities intermediary and bank) is the State of New York and the laws of the State of New York govern the establishment and operation of the Depositary Accounts. As permitted by Article 4 of the Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, July 5,

2006, T.I.A.S. No. 17,401 (entered into force April 1, 2017) (the “Hague Convention”), the parties hereby agree that the law applicable to all the issues in Article 2(1) of the Hague Convention is the law in force in the State of New York. The parties agree that the foregoing sentence amends any applicable customer agreement that could comprise part of an account agreement governing the Accounts. The Depositary Agent represents that, as of the Closing Date, it has an office in the United States which in the ordinary course of business maintains securities accounts for others.
Section 1.6Degree of Care; Liens. Depositary Agent shall exercise the same degree of care in administering the funds held in the Depositary Accounts and, subject to Section 3.15, the investments purchased with such funds in accordance with the terms of this Agreement as Depositary Agent exercises in the ordinary course of its day-to-day business in administering other funds and investments for its own accounts and as required by applicable Legal Requirements. Depositary Agent is not party to and shall not execute and deliver, or otherwise become bound by, any agreement (other than this Agreement) under which Depositary Agent agrees with any Person other than Collateral Agent to comply with entitlement orders or instructions originated by such Person relating to any of the Depositary Accounts or the security entitlements that are the subject of this Agreement. Subject to the proviso in the last sentence of Section 2.7, Depositary Agent shall not accept any Lien on any Financial Asset, other than any Liens granted to Collateral Agent under the Security Documents, and shall, if such a Lien is nevertheless created as a result of the action or inaction of Depositary Agent, cause the prompt release or discharge of the same following receipt of written direction from Collateral Agent (acting at the written direction of the Administrative Agent).
Section 1.7Subordination of Lien; Waiver of Set-Off. In the event that Depositary Agent has or subsequently obtains by agreement, operation of law or otherwise a Lien on any Depositary Account or in any Account Collateral, Depositary Agent agrees that such Lien shall (except to the extent provided in the next sentence) be subordinate to any Liens of Collateral Agent. The Financial Assets or funds standing to the credit of the Depositary Accounts will not be subject to deduction, set-off, counter-claim, banker’s lien or any other right in favor of Depositary Agent or any Person other than Collateral Agent; provided, however, that Depositary Agent may set off all amounts due to Depositary Agent in respect of its fees and expenses for the maintenance and operation of the Depositary Accounts and its services hereunder, including the fees and expenses referred to in Section 4.5, overdraft fees, and the face amount of any checks or other items which have been credited to the Depositary Accounts but are subsequently returned unpaid or otherwise reversed for any reason.
Section 1.8No Other Agreements. None of Depositary Agent, Collateral Agent, Administrative Agent or Borrower has entered or will enter into any agreement with respect to any Depositary Account or any other Account Collateral, other than this Agreement and the other applicable Loan Documents.
Section 1.9Notice of Adverse Claims. Depositary Agent hereby represents that, except for the claims and interests of Collateral Agent and Borrower in each of the Depositary Accounts, Depositary Agent, (a) as of the Closing Date, has no knowledge of, and has received no notice of, and (b) as of each date on which any Depositary Account is established pursuant to this Agreement, has received no notice of, any claim to, or interest in, any Depositary Account or in any other Account Collateral. If any Person (other than Collateral Agent) asserts any Lien (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Depositary Account or in any other Account Collateral, Depositary Agent, upon obtaining actual knowledge thereof, will, promptly, notify Administrative Agent, Collateral Agent and Borrower thereof.

Section 1.10Rights and Powers of Collateral Agent. The rights and powers granted to Collateral Agent by the Credit Parties pursuant to the Credit Agreement and the Security Documents have been granted in order to, among other things, perfect the Collateral Agent’s Liens for the benefit of the Secured Parties in the Depositary Accounts and the other Account Collateral and to otherwise act as the agent of the Secured Parties with respect to the matters contemplated hereby.
Section 1.11Administrative Agent. Collateral Agent (on behalf of the other Secured Parties) hereby authorizes and directs Depositary Agent to act at the written direction, or on the written instructions, of Administrative Agent with respect to withdrawals, transfers and payments from and to the Depositary Accounts or as otherwise specified herein, in each case in accordance with the terms hereof.
Section 1.12Receipt of Certain Funds; Unidentified Funds. If any Agent receives directly any amount that is payable to a Depositary Account (due to such amount not being paid directly to the applicable Depositary Account), such Agent (in the case of Depositary Agent, at the direction of Administrative Agent or Collateral Agent) shall deposit such amount into the applicable Depositary Account, and the obligation of Borrower to deposit such amount into such Depositary Account shall be deemed satisfied upon such deposit. To the extent any Obligor, including any Project Company, receives any Loss Proceeds, Project Payment Proceeds or Title Event Proceeds, Borrower promptly shall, and shall cause such other Obligor, to deposit such amounts into the applicable Depositary Account hereunder. Notwithstanding anything to the contrary herein but subject to Section 2.4, if Depositary Agent receives directly any amount that is not sufficiently identified or is not accompanied with adequate instructions as to which Depositary Account such amount is to be deposited, Depositary Agent shall deposit such funds into (i) on or prior to the Term Conversion Date, the Construction Account for the Project to which such amount relates (or, if the foregoing is unclear, then to the Pre-Term Conversion Revenue Account), and (ii) after the Term Conversion Date, the Revenue Account and, in each case, notify Borrower, Administrative Agent and Collateral Agent of the receipt of such funds. Subject to Section 3.14(a), upon receipt of written instructions from Borrower, countersigned by Administrative Agent (with a copy to the Collateral Agent), Depositary Agent shall transfer such funds from the applicable Construction Account, Pre-Term Conversion Revenue Account or the Revenue Account, as applicable, to the Depositary Account specified by such instructions. Subject to Section 3.14(a), if any funds are deposited in the wrong Depositary Account, Depositary Agent shall promptly transfer such funds to the correct Depositary Account upon receipt of written instructions from Borrower (with copy to Administrative Agent and Collateral Agent).
Article IIITHE DEPOSITARY ACCOUNTS
Section 1.1Construction Account.
(a)Deposits into the Construction Accounts. Borrower promptly shall deposit and, as applicable, shall (x) cause each other Obligor to deposit and (y) use commercially reasonable efforts to cause third parties that would otherwise make payments directly to Borrower or another Obligor to deposit, into the Construction Account for the applicable Project, each of the following (and, to the extent any amounts referred to in this Section 3.1(a) are received directly by Administrative Agent, Collateral Agent or Depositary Agent and properly identified for deposit into the Construction Account for the applicable Project, such Agent shall, upon receipt of such amounts, deposit such amounts into the applicable Construction Account):
(i)the proceeds of any Term Loan or Incremental Term Loan;

(ii)all amounts required to be transferred to the Construction Accounts from any other Depositary Account in accordance with the terms of this Agreement;
(iii)all Required Equity Contributions;
(iv)all “Equity Contribution Proceeds” as defined in, and paid under, an Equity Commitment Letter; and
(v)all other amounts received by or for the benefit of Borrower or another Obligor, which are intended to be applied to the payment of Project Costs, and other amounts received, in each case, prior to the Term Conversion Date and that are not required or otherwise permitted or directed to be deposited into another Depositary Account pursuant to this Agreement.
(b)Disbursements from the Construction Accounts. All disbursements requested pursuant to a Construction Requisition for any Project shall be made from the Construction Account for the applicable Project as follows:
(i)Borrower shall submit to Administrative Agent a separate Construction Requisition for each such Project. On each date specified in the applicable Construction Requisition, so long as (x) Depositary Agent shall have received such Construction Requisition, countersigned by Administrative Agent, at least three (3) Business Days prior to such specified date, (y) there are amounts on deposit in the applicable Construction Account on each such date corresponding to the amounts requested in such Construction Requisition and (z) Depositary Agent shall not have received, by the close of business on the Business Day prior to such date, a written objection (1) from Administrative Agent stating that an Event of Default has occurred and is continuing under the Credit Agreement or (2) from Collateral Agent stating that a Trigger Event has occurred and is continuing, Depositary Agent shall make the withdrawals, transfers and payments (including payment by check) for Project Costs due and payable or reasonably anticipated to be due and payable before the date of the next Construction Requisition, all as specified therein in accordance with the related Construction Requisition by transferring monies from the applicable Construction Account directly to the payees thereof (or the applicable Construction Checking Account for the applicable Project in accordance with Section 3.1(d) below) on each such date in accordance with such Construction Requisition.
(ii)On the Term Conversion Date, so long as Depositary Agent shall have received a Construction Requisition, countersigned by Administrative Agent, requesting such actions at least three (3) Business Days prior to such date, Depositary Agent shall, solely with respect to each such Project:
(A)first, pay all outstanding Project Costs that are then due and payable on or prior to the Term Conversion Date;
(B)second, after giving effect to clause (A), hold separate from the remaining funds in the applicable Construction Accounts, an amount equal to the then applicable Remaining Costs, which shall remain on deposit in the Construction Account and Borrower may not request expenditure of such funds other than for payment of Remaining Costs through Final Completion in accordance with Section 3.1(c);
(C)third, after giving effect to clauses (A) and (B), fund the O&M Account in the amount that, together with amounts then on deposit in the O&M Account, as certified by Borrower (and, in the event the amount certified by Borrower exceeds 110% of the amount set forth for such expenses in the Base Case Projections (as defined in the Credit Agreement, and as amended and modified in accordance with Section 4.3(a)(ii) of the Credit Agreement), by the Independent Engineer) to be equal to the O&M Costs reasonably expected to become due and payable after the Term Conversion Date and prior to the first date of receipt of revenues from Offtake Agreements after the Term Conversion Date;
(D)fourth, after giving effect to clauses (A) through (C), fund the Interest Payment Account in an amount equal to the amount of accrued interest projected to accrue during the period commencing on the Term Conversion Date (if the Term Conversion Date occurs prior to June 30, 2024), and ending on June 30, 2024, as determined by Borrower and confirmed by Administrative Agent;
(E)fifth, after giving effect to clauses (A) through (D), withdraw and transfer from the Revenue Account to Administrative Agent for application to the ratable repayment of LC Loans, if any, until all LC Loans have been repaid in full, together with accrued and unpaid interest thereon; provided that if insufficient funds are available to repay LC Loans as described in the foregoing clause, then any amounts available to be paid shall be applied first, to any LC Loans that are Base Rate Loans (as defined in the Credit Agreement) and second, to any LC Loans that are SOFR Loans (as defined in the Credit Agreement);
(F)sixth, after giving effect to clauses (A) through (E), fund the Debt Service Reserve Account to the then-applicable DSR Required Balance (to the extent not otherwise funded through the issuance of ~~DSR~~ Letters of Credit);
(G)seventh, after giving effect to clauses (A) through (F), transfer to the Distribution Suspense Account those amounts representing the proceeds of equity contributions in excess of the Required Equity Contribution made in respect of any such Project by or on behalf of Opal Fuels or GFL, if any; and
(H)finally, after giving effect to clauses (A) through (G), transfer any remaining amounts on deposit in the applicable Construction Accounts (other than those amounts reserved for the payment of Remaining Costs in accordance with Section 3.1(b)(ii)(B)) to the Revenue Account;
provided that except as specifically set forth in Section 4.7 of the Credit Agreement, the funding of the above referenced accounts and payment of other amounts shall not be a condition to Term Conversion.

(c)Final Completion. From and after the Term Conversion Date, Depositary Agent shall disburse amounts in the applicable Construction Accounts as and when requested by Borrower for payment of the Remaining Costs. As a condition to each such disbursement during this period, Borrower shall provide to Administrative Agent a Construction Requisition (with a copy to Depositary Agent and Collateral Agent) attaching any material documentation, if any, as Borrower has received from the relevant Material Project Document counterparty, and, to the extent required to have been delivered under the applicable EPC Contract, each subcontractor or supplier of such Material Project Document counterparty under such EPC Contract in respect of which a disbursement from the applicable Construction Account is being requested and an IE Requisition Certificate at least five (5) days prior to the date of the requested disbursement. Upon the achievement of Final Completion for any Project, pursuant to a written instruction to Depositary Agent issued by Borrower, and countersigned by Administrative Agent, at least three (3) Business Days prior to the transfer date specified in such instruction, any remaining amounts then on deposit in or credited to the applicable Construction Account for such Project shall be transferred to the Revenue Account. After making the foregoing transfers as confirmed in the applicable Construction Requisition and after all of the proceeds thereof deposited in or credited to the applicable Construction Account shall have been withdrawn or transferred, Depositary Agent shall close the applicable Construction Account pursuant to such Construction Requisition (or as otherwise instructed by Borrower in a writing countersigned by Administrative Agent).
(d)Construction Checking Accounts. Depositary Agent shall transfer to the applicable Construction Checking Account for the applicable Project the amount requested by Borrower in the applicable Construction Requisition delivered in accordance with Section 3.1(b) for payment of Project Costs then due with respect to such Project or that could reasonably be anticipated to be due with respect to such Project from time to time prior to the delivery of the next Construction Requisition with respect to such Project; provided that the aggregate amount on deposit in the Construction Checking Account for any Project shall not exceed Borrower’s good faith estimate of the aggregate Project Costs for such Project reasonably expected to be due and payable by the applicable Project Company before the next expected monthly Borrowing Date (as certified to in the applicable Construction Requisition).
Section 1.2Pre-Term Conversion Revenue Account.
(a)Deposits into the Pre-Term Conversion Revenue Account. On and before the Term Conversion Date, Borrower shall deposit, and shall cause each other Obligor to deposit, into the Pre-Term Conversion Revenue Account, and Depositary Agent, subject to Section 2.12, shall deposit all such amounts received directly by it into the Pre-Term Conversion Revenue Account upon receipt thereof (without duplication), all Project Revenues received by Borrower or another Obligor for or in respect of any Project prior to the Term Completion Date.
(b)Disbursements from the Pre-Term Conversion Revenue Account. Borrower, Collateral Agent and Administrative Agent hereby irrevocably authorize Depositary Agent to make withdrawals and transfers of funds:
(i)first, on each ~~Monthly~~Bi-Monthly Payment Date (or any other date on which any of the amounts described in this clause (i) are due and payable), to the extent that funds are then available in the Pre-Term Conversion

Revenue Account, Depositary Agent shall, pursuant to a duly completed and executed Withdrawal Certificate, countersigned by Administrative Agent, in accordance with Section 3.14(a), withdraw and transfer the amount required to pay all outstanding Pre-Conversion O&M Costs that (~~i~~x) have not already been accounted for with amounts then on deposit in or credited to the applicable Construction Account for such Project and (~~ii~~y) are then due and payable or reasonably expected to become due and payable prior to the next Monthly Payment Date;
(ii)second, on each Quarterly Payment Date (or any other date on which any of the amounts described in this clause (ii) are due and payable) and after giving effect to the withdrawals and transfers specified in clause (i) above, to the extent that funds are then available in the Pre-Term Conversion Revenue Account, Depositary Agent shall, pursuant to a duly completed and executed Withdrawal Certificate, countersigned by Administrative Agent, in accordance with Section 3.14(a), withdraw and transfer from the Pre-Term Conversion Revenue Account to Administrative Agent, Collateral Agent, Depositary Agent, Permitted Hedge Counterparties, and LC Issuers as set forth in such Withdrawal Certificate, an amount which equals the sum (without duplication) of all fees, costs and expenses and indemnification payments then due and payable, or becoming due and payable prior to the next Quarterly Payment Date, to such Person under the applicable Loan Documents;
(iii)third, on each Quarterly Payment Date (or any other date on which any of the amounts described in this clause (iii) are due and payable) and after giving effect to the withdrawals and transfers specified in clauses (i) through (ii) above, to the extent that funds are then available in the Pre-Term Conversion Revenue Account, Depositary Agent shall, pursuant to a duly completed and executed Withdrawal Certificate, countersigned by Administrative Agent, in accordance with Section 3.14(a), withdraw and transfer from the Pre-Term Conversion Revenue Account to the Person(s) as set forth in such Withdrawal Certificate, an amount which equals the sum (without duplication) of (A) amount of Interest Expense (other than any amounts paid pursuant to clause (ii) above) under the Loan Documents then due and payable plus (B) Secured Hedge Obligations to the extent constituting net Interest Expense then due and payable or scheduled to become due and payable by Borrower on or prior to the next Quarterly Payment Date;
(iv)fourth, on each Quarterly Payment Date (or any other date on which any of the amounts described in this clause (iv) are due and payable) and after giving effect to the withdrawals and transfers specified in clauses (i) through (iii) above, to the extent that funds are then available in the Pre-Term Conversion Revenue Account, Depositary Agent shall, pursuant to a duly completed and executed Withdrawal Certificate, countersigned by Administrative Agent, in accordance with Section 3.14(a), withdraw and transfer from the Pre-Term Conversion Revenue Account to the Person(s) as set forth in such Withdrawal Certificate, the amount required to pay the required Special Mandatory Quarterly Prepayment then due and payable;
(v)fifth, on each Quarterly Repayment Date (or any other date on which any of the amounts described in this clause (v) are due and payable) and after giving effect to the withdrawals and transfers specified in clauses (i) through (iv) above, to the extent that funds are then available in the Pre-Term Conversion Revenue Account, Depositary Agent shall, pursuant to a duly completed and executed Withdrawal Certificate, countersigned by Administrative Agent, in accordance with Section 3.14(a), withdraw and transfer from the Pre-Term Conversion Revenue Account to Administrative Agent for application to the ratable repayment of LC Loans, if any, until all LC Loans have been repaid in full, together with accrued and unpaid interest thereon; provided that if insufficient funds are available to repay LC Loans as described in the foregoing clause, then any amounts available to be paid shall be applied first, to any LC Loans that are Base Rate Loans (as defined in the Credit Agreement) and second, to any LC Loans that are SOFR Loans (as defined in the Credit Agreement);
(vi)sixth, on each Quarterly Repayment Date (or any other date on which any of the amounts described in this clause (vi) are due and payable) and after giving effect to the withdrawals and transfers specified in clauses (i) through (v) above, to the extent that funds are then available in the Pre-Term Conversion Revenue Account, Depositary Agent shall, pursuant to a duly completed and executed Withdrawal Certificate, countersigned by Administrative Agent, in accordance with Section 3.14(a) withdraw and transfer, as set forth in such Withdrawal Certificate, from the Pre-Term Conversion Revenue Account to the Debt Service Reserve Account, the amount (if any) necessary to fund the Debt Service Reserve Account so that the amount then on deposit in or credited to the Debt Service Reserve Account plus the aggregate Drawing Amount under all issued and outstanding Letters of Credit issued for such purpose equals the DSR Required Balance at such time;
(vii)seventh, on each Quarterly Payment Date (or any other date on which any of the amounts described in this clause (vii) are due and payable) and after giving effect to the withdrawals and transfers specified in clauses (i) through (vi) above, to the extent that funds are then available in the Pre-Term Conversion Revenue Account, Depositary Agent shall, pursuant to a duly completed and executed Withdrawal Certificate, countersigned by Administrative Agent, in accordance with Section 3.14(a), withdraw and transfer to the Person(s) as set forth in such Withdrawal Certificate, an amount equal to the sum of (x) the Target Aggregate Special Principal Prepayment Amount (as defined in the Credit Agreement and as set forth on Schedule 6.9(b) attached thereto) for such quarter, minus (y) all amounts previously paid pursuant to clause (iv) above and this clause (vii) since January 1, 2024 (the “Interim Catch-Up Sweep”), pursuant to Section 2.1.7(c)(v)(B) of the Credit Agreement;
(viii)[reserved];
(ix)eighth, on each Quarterly Repayment Date (or any other date on which any of the amounts described in this clause (ix) are due and payable), at Borrower’s option, after giving effect to the withdrawals and transfers specified in clauses (i) through (viii) above, to the extent that funds are then available in the Pre-Term Conversion Revenue Account, Depositary Agent shall, pursuant to a duly completed and executed Withdrawal Certificate, countersigned by Administrative Agent, in accordance with Section 3.14(a), withdraw and transfer, as set forth in such Withdrawal Certificate, from the Pre-Term Conversion Revenue Account to Administrative Agent, an amount specified by Borrower to be applied pursuant to Section 2.1.7(b) of the Credit Agreement to the Optional Prepayment of Loans (together with all such other amounts due in connection with any such Optional Prepayment in accordance with Section 2.1.7(a) of the Credit Agreement); and
(x)~~(ii)~~ ninth, on any Quarterly Payment Date~~,~~ (or any other date on which any of the amounts described in this clause (x) are due and payable), so long as each of the conditions under Section 6.9(b) of the Credit Agreement has been satisfied as of such Quarterly Payment Date (as certified by Borrower in the Withdrawal Certificate) and after giving effect to the withdrawals and transfers specified in clauses (i) through (vii) above, to the extent that funds are then available in the Pre-Term Conversion Revenue Account, Depositary Agent shall, pursuant to a duly completed and executed Withdrawal Certificate, countersigned by Administrative Agent, in accordance with Section 3.14(a), transfer ~~to the Prepayment Account the amount required for Mandatory Prepayment specified in Section 2.1.7(c)(v) of the Credit Agreement and transfer other amount~~the amount(s) specified in such Withdrawal Certificate to the Person(s) as set forth in such Withdrawal Certificate; and

(xi)~~(iii)~~ finally, on the Term Conversion Date, to the extent that funds are then on deposit in the Pre-Term Conversion Revenue Account after giving effect to Section 3.2(b)(i), (b)(ii), (b)(iii) and Section 3.14(c), so long as Depositary Agent shall have received a Withdrawal Certificate, countersigned by Administrative Agent, in accordance with Section 3.14(a), Depositary Agent shall transfer remaining amounts on deposit in Pre-Term Conversion Revenue Account to~~: (A) first, to the Prepayment Account, 32% of the available amounts on deposit in the Pre-Term Conversion Revenue Account, up to $5,100,000 in the aggregate (inclusive of any amounts previously transferred to the Prepayment Account in accordance with Section 3.2(b)(y)) and (B) second, to~~  the Distribution Suspense Account.
Any amount not withdrawn and transferred in accordance with clauses (i) through (x) above shall remain on deposit in the Pre-Term Conversion Revenue Account.
Section 1.3Revenue Account.
(a)Deposits into the Revenue Account. On and after the Term Conversion Date, Borrower shall deposit, shall cause each other Obligor to deposit, and shall use reasonable efforts to cause third parties that would otherwise make payments directly to Borrower or another Obligor to deposit, into the Revenue Account each of the following upon receipt thereof, and Depositary Agent, subject to Section 2.12, shall deposit all such amounts received directly by it into the Revenue Account upon receipt thereof (without duplication):
(i)all amounts transferred from the Construction Accounts to the Revenue Account pursuant to Sections 3.1(b)(ii)(H) and (c);
(ii)all Project Revenues received by or for the benefit of Borrower or another Obligor;
(iii)all payments (including Hedge Termination Payments) received by Borrower or another Obligor under any Secured Hedge Agreements;
(iv)all other amounts required to be transferred to the Revenue Account from any other Depositary Accounts in accordance with the terms of this Agreement; and
(v)as to any Project, all other amounts received by or for the benefit of Borrower or another Obligor after the Term Conversion Date, to the extent not required to be deposited into another Depositary Account pursuant to the terms of this Agreement.
If any of the foregoing amounts required to be deposited into the Revenue Account are received by Borrower or any other Obligor, Borrower or such other Obligor shall hold such payments in trust for Collateral Agent and shall promptly remit such payments to Depositary Agent for deposit into the Revenue Account, in the form received, with any necessary endorsements.
(b)Disbursements from the Revenue Account. Borrower, Collateral Agent and Administrative Agent hereby irrevocably authorize Depositary Agent to make withdrawals and transfers of funds on each Monthly Payment Date (or Bi-Monthly Payment Date as expressly provided in clause (i) of this Section 3.3(b)) on and after the Term Conversion Date (and each other date authorized in accordance herewith) in the order of priority, specified in clauses (i) through (x) of this Section 3.3(b) (via wire transfer, as otherwise requested by Borrower or by internal transfer between Depositary Accounts, if applicable), to the extent that funds are then available in the Revenue Account, upon the receipt by Depositary Agent of a Withdrawal Certificate, countersigned by Administrative Agent, by 11:00 a.m., New York Time, at least two (2) Business Days prior to such Monthly Payment Date (or Bi-Monthly Payment Date in respect of clause (i) below) setting forth the amounts to be withdrawn from the Revenue Account and transferred pursuant to this Section 3.3(b), all in accordance with such Withdrawal Certificate and this Agreement:
(i)first, on each Bi-Monthly Payment Date~~,~~ (or any other date on which any of the amounts described in this clause (i) are due and payable), withdraw and transfer, as set forth in such Withdrawal Certificate, from the Revenue Account to the O&M Account an amount which, together with the amounts then on deposit in or credited to the O&M Account and the O&M Checking Account, equals the sum (without duplication) of (1) the aggregate O&M Costs then due and payable (including any O&M Costs owing from a prior month), plus (2) Borrower’s good faith estimate of the aggregate O&M Costs reasonably expected to be due and payable by Borrower before the next Monthly Payment Date (as certified to in such Withdrawal Certificate); in each case, other than the amounts specified in clause (ii) or (iii) below;
(ii)second, on each Monthly Payment Date (or any other date on which any of the amounts described in this clause (ii) are due and payable) and after giving effect to the withdrawals and transfers specified in clause (i) above, withdraw and transfer, as set forth in such Withdrawal Certificate, from the Revenue Account (without duplication) to Administrative Agent, Collateral Agent, Depositary Agent, Permitted Hedge Counterparties, and LC Issuers, an amount which equals the sum (without duplication) of all fees, costs and expenses and indemnification payments then due and payable, or becoming due and payable prior to the next Monthly Payment Date, to such Person under the applicable Loan Documents;
(iii)third, on each Monthly Payment Date (or any other date on which any of the amounts described in this clause (iii) are due and payable) and after giving effect to the withdrawals and transfers specified in clauses (i) through (ii) above, withdraw and transfer, as set forth in such Withdrawal Certificate, from the Revenue Account to the Interest Payment Account, an amount which, together with the amount then on deposit in or credited to the Interest Payment Account, equals the sum (without duplication) of (A) amount of Interest Expense (other than any amounts paid pursuant to clause (ii) above) under the Loan Documents then due and payable plus (B) Secured ~~Hedging~~Hedge Obligations to the extent constituting net Interest Expense then due and payable or scheduled to become due and payable by Borrower on or prior to the next Monthly Payment Date;
(iv)fourth, on each Monthly Payment Date (or any other date on which any of the amounts described in this clause (iv) are due and payable), and after giving effect to the withdrawals and transfers specified in clauses (i) through (iii) above, withdraw and transfer, as set forth in such Withdrawal Certificate, from the Revenue Account to the Principal Payment Account, an amount which, together with the amount then on deposit in or credited to the Principal Payment Account, equals the sum (without duplication) of (A) the Mandatory Scheduled Principal Amortization Payment then due and payable on the outstanding Term Loans and Incremental Term Loans under the Credit Agreement, plus (B) any Secured ~~Hedging~~Hedge Obligations (exclusive of net Interest Expense (which is to be transferred to the Interest Payment Account pursuant to the preceding clause (iii)) but including any net termination or unwind payments) then due and payable to any Permitted Hedge Counterparty under any Secured Hedge Agreement then due and payable or scheduled to become due and payable by a Project Company on or prior to the next Monthly Payment Date, plus (C) any LC Reimbursement Obligation (other than any LC Reimbursement Obligation financed or discharged by an LC Loan) which is then due and payable pursuant to Section 2.2.5 of the Credit Agreement, plus (D) the amount of any cash collateral required to be deposited with Administrative Agent pursuant to Section 2.2.10 of the Credit Agreement;
(v)fifth, on each Principal Repayment Date (or any other date on which any of the amounts described in this clause (v) are due and payable) and after giving effect to the withdrawals and transfers specified ~~in~~isn clauses (i) through (iv) above, withdraw and transfer, as set forth in such Withdrawal Certificate, from the Revenue Account to Administrative Agent for application to the ratable repayment of LC Loans, if any, until all LC Loans have been repaid in full, together with accrued and unpaid interest thereon; provided that if insufficient funds are available to repay LC Loans as described in the foregoing clause, then any amounts available to be paid shall be applied first, to any LC Loans that are Base Rate Loans (as defined in the Credit Agreement) and second, to any LC Loans that are SOFR Loans (as defined in the Credit Agreement);
(vi)sixth, on each Principal Repayment Date (or any other date on which any of the amounts described in this clause (vi) are due and payable) and after giving effect to the withdrawals and transfers specified in clauses (i) through (v) above, withdraw and transfer, as set forth in such Withdrawal Certificate, from the Revenue Account to the Debt Service Reserve Account, the amount (if any) necessary to fund the Debt Service Reserve Account so that the amount then on deposit in or credited to the Debt Service Reserve Account plus the aggregate Drawing Amount under all issued and outstanding ~~DSR~~ Letters of Credit ~~at~~issued for such ~~time~~purpose equals the DSR Required Balance at such time;
(vii)seventh, on each Principal Repayment Date (or any other date on which any of the amounts described in this clause (vii) are due and payable) and after giving effect to the withdrawals and transfers specified in clauses (i) through (vi) above, withdraw and transfer, as set forth in such Withdrawal Certificate, from the Revenue Account to Administrative Agent, an amount equal to the Required Target Debt Balance Amortization Payment with respect to such Principal Repayment Date for application to the prepayment of Term Loans and Incremental Term Loans pursuant to Section 2.1.7(a) of the Credit Agreement;
(viii)eighth, on each Principal Repayment Date (or any other date on which any of the amounts described in this clause (viii) are due and payable) and after giving effect to the withdrawals and transfers specified in clauses (i) through (vii) above, withdraw and transfer, as set forth in such Withdrawal Certificate, from the Revenue Account to the Tax Distribution Suspense Account, an amount which equals the Permitted Tax Distribution with respect to such Principal Repayment Date;
(ix)ninth, on each Principal Repayment Date (or any other date on which any of the amounts described in this clause (ix) are due and payable), at Borrower’s option, after giving effect to the withdrawals and transfers specified in clauses (i) through (viii) above, withdraw and transfer, as set forth in such Withdrawal Certificate, from the Revenue Account to Administrative Agent, an amount specified by Borrower to be applied pursuant to Section 2.1.7(b) of the Credit Agreement to the Optional Prepayment of Loans (together with all such other amounts due in connection with any such Optional Prepayment in accordance with Section 2.1.7(a) of the Credit Agreement); and
(x)finally, on each Principal Repayment Date (or any other date on which any of the amounts described in this clause (x) are due and payable), and after giving effect to the withdrawals and transfers specified in clauses (i) through (ix) above, so long as Depositary Agent has not received notice from Administrative Agent or Collateral Agent that a Default has occurred and is continuing, withdraw and transfer, as set forth in such Withdrawal Certificate, from the Revenue Account to the Distribution Suspense Account, the amount (if any) specified in such Withdrawal Certificate for application pursuant to Section 3.12.
Any amount not withdrawn and transferred in accordance with clauses (i) through (x) above shall remain on deposit in the Revenue Account.
Section 1.4O&M Account.
(a)Deposits into the O&M Account. On or immediately prior to the Term Conversion Date, Borrower shall fund the O&M Account in accordance with Section 3.1(b)(ii)(C). Thereafter, the O&M Account shall be funded with (i) funds deposited in accordance with Section 3.3(b)(i), and (ii) funds deposited as otherwise specified in this Agreement.
(b)Disbursements from the O&M Account. Upon receipt by Depositary Agent of a Withdrawal Certificate delivered in accordance with Section 3.14(a) by Borrower detailing the amounts and Persons to be paid (which Withdrawal Certificate shall be countersigned by Administrative Agent in accordance with Section 3.14(a) if the amount for the detailed expenses, as certified by Borrower, when taken in the aggregate with the previously paid expenses in the same year, exceed 110% of the corresponding amount set forth for such expenses in the Annual Operating Budget then in effect in accordance with Section 5.3(d) of the Credit Agreement; provided that Administrative Agent’s countersignature shall not be required for any such Withdrawal Certificate detailing expenses for payments that the Borrower certifies in the Withdrawal Certificate do not exceed 110% of the corresponding amount set forth for such expenses in such Annual Operating Budget), Depositary Agent shall transfer funds in the O&M Account to any Person (or the O&M Checking Account in accordance with Section 3.4(c)) to whom a payment is due, or will be due prior to the next Monthly Payment Date, in respect of O&M Costs as, when and to the extent specified in such Withdrawal Certificate. The Depositary Agent shall have no responsibility for any calculation or determination in respect of whether or not such countersignature by the Administrative Agent is required and shall be entitled to rely conclusively upon any such Withdrawal Certificate.
(c)O&M Checking Account. Depositary Agent shall transfer, on each Bi-Monthly Payment Date or such other date on which a transfer to the O&M Account is made pursuant to Section 3.3(b)(i) (or within two (2) Business Days if elected by Borrower in the applicable Withdrawal Certificate), to the O&M Checking Account, the amount requested by Borrower in the applicable

Withdrawal Certificate for payment of O&M Costs then due or that could reasonably be anticipated to be due from time to time prior to the next Monthly Payment Date; provided that the aggregate amount on deposit in the O&M Checking Account shall not exceed $5,000,000 at any one time as certified by Borrower in the applicable Withdrawal Certificate.
Section 1.5Interest Payment Account.
(a)Deposits into the Interest Payment Account. The Interest Payment Account shall be funded with (i) funds deposited in accordance with Section 3.1(b)(ii)(D) and Section 3.3(b)(iii), and (ii) funds deposited as otherwise specified in this Agreement.
(b)Disbursements from the Interest Payment Account. Upon receipt by Depositary Agent of a Withdrawal Certificate delivered in accordance with Section 3.14(a) detailing the amounts and Persons to be paid, Depositary Agent shall transfer funds in the Interest Payment Account (i) to Administrative Agent to pay Interest Expense and fees (other than amounts paid pursuant to Section 3.3(b)(i)) then due and payable with respect to the Loans (ii) to any Permitted Hedge Counterparty to pay Interest Expense then due and payable under any Secured Hedge Agreement, in each case as and to the extent specified in such Withdrawal Certificate; provided that, if Borrower fails to deliver a Withdrawal Certificate pursuant to this Section 3.5(b) at least three (3) Business Day prior to any date on which any amounts described in this Section 3.5(b) are due and payable, then Depositary Agent shall transfer funds from the Interest Payment Account in accordance with the foregoing as (and only if) directed in writing by Administrative Agent (with a copy to Borrower).
(c)Insufficient Amounts. If the amounts in the Interest Payment Account are insufficient on any date to make the transfers and payments specified in clause (b) above (after giving effect to withdrawals and transfers pursuant to Section 3.14(b)), then the amounts on deposit in or credited to the Interest Payment Account at such time shall be transferred to Administrative Agent and any Permitted Hedge Counterparty pro rata based on the respective amounts then due and payable to such Persons (or the Credit Parties), which amounts shall be specified to Depositary Agent in writing by Administrative Agent.
Section 1.6Principal Payment Account.
(a)Deposits into the Principal Payment Account. The Principal Payment Account shall be funded with (i) funds deposited in accordance with Section 3.3(b)(iv) and (ii) funds deposited as otherwise specified in this Agreement.
(b)Disbursements from the Principal Payment Account. Upon receipt by Depositary Agent of a Withdrawal Certificate delivered in accordance with Section 3.14(a) detailing the amounts and Persons to be paid, Depositary Agent shall transfer funds in the Principal Payment Account (i) to Administrative Agent to pay (x) the Mandatory Scheduled Principal Amortization Payments on all outstanding Term Loans and Incremental Term Loans then due and payable pursuant to the Credit Agreement, (y) any LC Reimbursement Obligation (other than any LC Reimbursement Obligation financed or discharged by a LC Loan) which is then due and payable pursuant to Section 2.2.5 of the Credit Agreement and (z) the amount of any cash collateral then required to be deposited with

Administrative Agent pursuant to Section 2.2.10 of the Credit Agreement and (ii) to any Permitted Hedge Counterparty to pay interest, termination and unwind payments then due and payable under any Secured Hedge Agreement, in each case as and to the extent specified in such Withdrawal Certificate; provided that, if Borrower fails to deliver a Withdrawal Certificate pursuant to this Section 3.6(b) at least three (3) Business Days prior to any date on which any amounts described in this Section 3.6(b) are due and payable, Depositary Agent shall transfer funds from the Principal Payment Account to pay such amounts in accordance with the foregoing as (and only if) directed in writing by Administrative Agent (with a copy to Borrower).
(c)Insufficient Amounts. If the amounts in the Principal Payment Account are insufficient on any date to make the transfers and payments specified in clause (b) above (after giving effect to withdrawals and transfers pursuant to Section 3.14(b)), then the amounts on deposit in or credited to the Principal Payment Account at such time shall be transferred to Administrative Agent, any Permitted Hedge Counterparty based on the amounts then due and payable to such Persons (or the Credit Parties), which amounts shall be specified to Depositary Agent in writing by Administrative Agent.
Section 1.7[Reserved].
Section 1.8Debt Service Reserve Account.
(a)Deposits into the Debt Service Reserve Account. On or immediately prior to the Term Conversion Date, Borrower shall fund the Debt Service Reserve Account in accordance with ~~Section 3.1(b)(ii)(F)~~Section 3.2(b)(vi) and/or with ~~DSR~~ Letters of Credit. Thereafter, the Debt Service Reserve Account shall be funded with (i) funds deposited in accordance with Section 3.1(b)(ii)(F), Section 3.3(b)(vi), (ii) ~~DSR~~ Letters of Credit, (iii) ~~DSR~~Revolving Loans, and (iv) funds deposited as otherwise specified in this Agreement.
(b)Net Investment Income on Deposits. Net investment income, if any, earned on funds on deposit in the Debt Service Reserve Account shall be accumulated therein.
(c)~~DSR~~ Letters of Credit. Amounts on deposit in the Debt Service Reserve Account may be funded from time to time by one or more ~~DSR~~ Letters of Credit. In order to determine the balance of the Debt Service Reserve Account for purposes of any Loan Document at any time, such amount shall be calculated by adding (x) any monies on deposit in or credited to the Debt Service Reserve Account at such time and (y) the aggregate Drawing Amounts of any and all ~~DSR~~ Letters of Credit at such time. Administrative Agent shall make, or cause to be made, a drawing upon any ~~DSR~~ Letter of Credit if:
(i)the issuer of such ~~DSR~~ Letter of Credit (and, if applicable, any Affiliate of any such issuer that has confirmed the obligations of such issuer with respect to such issuer’s ~~DSR~~ Letter of Credit) is not an Acceptable Credit Provider and thirty (30) or more days have elapsed since Borrower has received notice that such issuer (and, if applicable, such Affiliate) ceased to be an Acceptable Credit Provider (and no replacement ~~DSR~~ Letter of Credit shall have been provided by Borrower); or

(ii)such ~~DSR~~ Letter of Credit will expire within thirty (30) days and Administrative Agent has received a notice from the issuer thereof stating that such ~~DSR~~ Letter of Credit will not be renewed in accordance with its terms (unless the Maturity Date will occur on or within five (5) Business Days of such thirty (30)-day period) and no replacement ~~DSR~~ Letter of Credit shall have been provided by Borrower.
Any such drawing under the foregoing clauses (i) and (ii) shall be in an amount equal to the lesser of (A) the DSR Required Balance at such time minus the sum of (1) the funds on deposit in or credited to the Debt Service Reserve Account at such time plus (2) the aggregate remaining Drawing Amounts of any other ~~DSR~~ Letters of Credit (other than any such ~~DSR~~ Letter of Credit (x) the issuer of which (and, if applicable, any Affiliate of any such issuer that has confirmed the obligations of such issuer with respect to such issuer’s ~~DSR~~ Letter of Credit) is no longer an Acceptable Credit Provider or (y) that will expire within thirty (30) days and in respect of which Administrative Agent has received a notice from the issuer thereof stating that such ~~DSR~~ Letter of Credit will not be renewed in accordance with its terms, unless the applicable LC Issuer or Borrower has provided written evidence reasonably satisfactory to Administrative Agent that any such ~~DSR~~ Letter of Credit will be extended or replaced upon or prior to its stated expiration date or the Maturity Date will occur on or within such thirty (30)-day period) and (B) the remaining Drawing Amount under such ~~DSR~~ Letter of Credit, and shall be done on a pro-rata basis across all available Letters of Credit. The proceeds of any such drawing on a ~~DSR~~ Letter of Credit shall be deposited into the Debt Service Reserve Account for application in accordance with this Agreement.
(d)Disbursements of Excess Amounts from the Debt Service Reserve Account; Reduction in ~~DSR~~ Letters of Credit. Notwithstanding any other provision of the Loan Documents, at any time that the sum of the aggregate Drawing Amounts under all ~~DSR~~ Letters of Credit plus the funds then on deposit in or credited to the Debt Service Reserve Account is greater than the DSR Required Balance at such time (such excess amount, the “Excess Reserve Amount”), (i) Depositary Agent shall transfer an amount of funds up to the Excess Reserve Amount from the Debt Service Reserve Account to the Revenue Account as specified in a certificate signed by a Responsible Officer of Borrower (countersigned by Administrative Agent and delivered at least two (2) Business Days prior to the transfer date specified in such certificate) certifying as to the amount of such Excess Reserve Amount, and (ii) if applicable, Borrower shall then be entitled to deliver to Administrative Agent, and Administrative Agent shall thereafter (if it has reasonably determined that such reduction is permitted hereunder) sign or countersign, or cause to be signed or countersigned, as applicable, and deliver, or cause to be delivered, to each of the issuers of any ~~DSR~~ Letters of Credit, a reduction (or cancellation) certificate in the form attached to the relevant ~~DSR~~ Letter of Credit or otherwise in a form satisfactory to each such relevant issuer in the amount of such remaining Excess Reserve Amount, and the face amount of such ~~DSR~~ Letters of Credit shall be reduced (or such ~~DSR~~ Letters of Credit shall be canceled) as provided in each such certificate.
(e)Disbursements to Pay Debt Service. If, on any date that transfers and payments described in clauses (i), (ii), (iii) and (iv) of Section 3.14(b) are made (and after giving effect to such transfers and payments), (i) the funds on deposit in or credited to the Interest Payment Account are not adequate to pay all amounts due and payable pursuant to Section 3.5(b), or (ii) the funds on deposit in or credited to the Principal Payment Account are not adequate to pay all amounts due pursuant to clauses (i)(x) or (y), but not clauses (i)(z) or (ii), of Section 3.6(b)

(any shortfall described in clause (i) or (ii) above, a “Debt Payment Deficiency”), then:
(A)Depositary Agent (at the direction of Borrower pursuant to a Withdrawal Certificate or, if Borrower has not delivered a Withdrawal Certificate delivered in accordance with Section 3.14(a), at the direction of Administrative Agent on the day such amounts are due) shall withdraw from the Debt Service Reserve Account and immediately transfer to Administrative Agent cash in an amount equal to the Debt Payment Deficiency (or, if less, the aggregate amount of funds then on deposit in or credited to the Debt Service Reserve Account) for application, first, to any Debt Payment Deficiency described in clause (i) above and, second, to any Debt Payment Deficiency described in clause (ii) above, in each case in accordance with the Loan Documents; and
(B)after giving effect to clause (A), if any Debt Payment Deficiency remains, and if one or more ~~DSR~~ Letters of Credit are then in effect, Administrative Agent shall make, or cause to be made, a ratable drawing on each such ~~DSR~~ Letter of Credit in an amount equal to the remaining Debt Payment Deficiency (or, if less, the Drawing Amount under such ~~DSR~~ Letters of Credit) and deposit the proceeds of such drawing to Administrative Agent in accordance with such Withdrawal Certificate for application of such proceeds in accordance with the priorities set forth in clause (A).
(f)Replacement of Cash with ~~DSR~~ Letters of Credit. At the written request of a Responsible Officer of Borrower to Depositary Agent (countersigned by Administrative Agent) delivered at least two (2) Business Days prior to the release date specified in such request, Depositary Agent shall release funds from the Debt Service Reserve Account so long as Borrower has provided a ~~DSR~~ Letter of Credit in a stated amount equal to the amount of funds to be released from the Debt Service Reserve Account. Notwithstanding any other provision of the Loan Documents, any amounts so released shall be transferred to the Revenue Account. Depositary Agent shall credit any such additional ~~DSR~~ Letter of Credit to the Debt Service Reserve Account and such ~~DSR~~ Letter of Credit shall be subject to all of the terms of this Section 3.8.
(g)Drawing Upon Trigger Event. From and after the Term Conversion, following and during the continuation of a Trigger Event, Administrative Agent may, at the written direction of the Required Lenders, make a claim and draw under each ~~DSR~~ Letter of Credit, on a pro rata basis, in any amount up to the full stated amount of such ~~DSR~~ Letter of Credit. Upon receipt of the proceeds of any such claim and draw, Administrative Agent shall promptly deposit, or shall cause to be deposited, all proceeds of any such claims and draws in the Debt Service Reserve Account.
Section 1.9Loss Proceeds Account.
(a)Deposits into the Loss Proceeds Account. Borrower shall deposit, and shall cause other Obligors to deposit, and shall use reasonable efforts to cause third parties that would otherwise make payments directly to Borrower or another Obligor to deposit, into the Loss Proceeds Account all Loss Proceeds resulting from or otherwise attributable to a Casualty Event or Eminent Domain Event occurring with respect to any Project, and Collateral Agent or Depositary Agent shall deposit any Loss Proceeds received directly by it into the Loss Proceeds Account upon receipt thereof. Depositary Agent shall, to the extent that it has received written notice from any of Borrower, Administrative Agent or Collateral Agent that any portion of such Loss Proceeds relate to separate Loss Events or separate Projects and should be held separate accordingly, separately hold separate such Loss Proceeds from each such Loss Event or Project for application in accordance with this Section 3.9. If Loss Proceeds are received by Borrower or another Obligor, Borrower shall, and shall cause such other Obligor to, hold such payments in trust for Collateral Agent and promptly remit such payments to Depositary Agent for deposit in the Loss Proceeds Account, in the form received, with any necessary endorsements.
(b)Disbursement of Loss Proceeds.
(i)If Borrower or any other Obligor receives Loss Proceeds in an amount equal to or less than $250,000 in connection with any Loss Event resulting from or otherwise attributable to a Casualty Event or Eminent Domain Event occurring with respect to any Project and Borrower determines not to take any Restoration Action, Borrower shall submit a Withdrawal Certificate to Depositary Agent in accordance with Section 3.14(a) instructing Depositary Agent to transfer such amount from the Loss Proceeds Account, (x) if such amount is transferred prior to the Term Conversion Date, to the applicable Project’s Construction Account and (y) if such amount is transferred on or after the Term Conversion Date, to the Revenue Account, and Depositary Agent shall make such transfer.
(ii)If Borrower or any other Obligor receives Loss Proceeds in an amount in excess of $250,000 in connection with any Loss Event (including a Loss Event that constitutes a Total Loss) resulting from or otherwise attributable to a Casualty Event or Eminent Domain Event occurring with respect to any Project and Borrower does not submit a Restoration Notice to Depositary Agent, Collateral Agent and Administrative Agent within sixty (60) days (or, if reasonably requested by Borrower and consented to by Administrative Agent (such consent not to be unreasonably withheld or delayed), ninety (90) days) of the occurrence of such Loss Event (or if Borrower submits written notice to Depositary Agent, Collateral Agent and Administrative Agent that Borrower has determined not to take any Restoration Action in connection with such Loss Event), Depositary Agent (as directed in writing by Administrative Agent) shall transfer such Loss Proceeds from the Loss Proceeds Account (A) first, to the Prepayment Account in an amount equal to the lesser of (1) the amount of such Loss Proceeds attributable to such Loss Event and (2) the amount of the Mandatory Prepayment that would be required to be paid by Borrower pursuant to Section 2.1.7(c)(vii) of the Credit Agreement based on a Base Case Projections Re-run (removing all or a portion, as applicable, of the cash flows associated with the applicable Project) performed as of the date receipt by Borrower or such Obligor of such Loss Proceeds which results in the aggregate amount of Term Loans and Incremental Term Loans supported by the minimum and average Projected Debt Service Coverage Ratios being less than the then outstanding Term Loans and Incremental Term Loans in the aggregate, and (B) second, to the Revenue Account, any remaining amount of such Loss Proceeds.
(iii)If Borrower has submitted a Restoration Notice to Depositary Agent, Collateral Agent and Administrative Agent in connection with any Loss Event (including a Loss Event that constitutes a Total Loss) occurring with respect to any Project in the time periods provided in clause (ii) above, then Borrower shall, within the latest of (1) ninety (90) days of the occurrence of such

Loss Event, (2) sixty (60) days after Borrower receives the applicable Loss Proceeds related to such Loss Event and (3) such longer period as may be agreed in writing by Administrative Agent, submit to Depositary Agent, Collateral Agent, the Independent Engineer and Administrative Agent with respect to the applicable Affected Property:
(A)a restoration plan prepared by Borrower describing in reasonable detail Borrower’s plan for completing the Restoration Action described in such Restoration Notice (such plan, a “Restoration Plan”);
(B)a Restoration Budget demonstrating the estimated cost to complete such Restoration Action does not exceed the sum of (1) the applicable Loss Proceeds, (2) proceeds of any voluntary equity contributions made to Borrower by or on behalf of Opal Fuels or GFL that Borrower elects to deposit into Loss Proceeds Account and (3) any additional Loss Proceeds anticipated to be received in respect of such Loss Event;
(C)a Restoration Schedule demonstrating that such Restoration Action can be completed within twelve (12) months after submission of the Restoration Notice (or such longer time period, ending no later than eighteen (18) months after submission of the Restoration Notice, during which period there are expected to be adequate funds to pay projected O&M Costs for the Project, as demonstrated by the Borrower in the Restoration Plan); and
(D)such additional information reasonably related to such Restoration Plan and the Affected Property as Administrative Agent may reasonably request to preserve or protect the Secured Parties’ interest in the applicable Collateral.
If (x) Borrower satisfies the conditions in the preceding clauses (A) through (D), (y) no Trigger Event has occurred (unless such Trigger Event occurs solely as a result of the applicable Loss Event) and is continuing and (z) if such Loss Proceeds (1) are in an amount equal to or less than $2,500,000, the Administrative Agent (acting reasonably and in consultation with the Independent Engineer) approve such Restoration Plan, Restoration Budget and Restoration Schedule, or (2) are in an amount in excess of $2,500,000, the Required Lenders (acting reasonably and in consultation with the Independent Engineer) approve such Restoration Plan, Restoration Budget and Restoration Schedule (in each case, such approval not to be unreasonably withheld or delayed), the relevant Loss Proceeds shall be transferred, upon the written direction of Borrower, countersigned by Administrative Agent (not to be unreasonably withheld or delayed) from the Loss Proceeds Account to the Restoration Account for application in accordance with clause (d) below, and Borrower shall apply or commit to apply such Loss Proceeds within 180 days (or such longer period as may be agreed to in writing by Administrative Agent in its discretion) from the date of such transfer to the Restoration Account to complete the Restoration Action as described in the Restoration Plan.
(iv)    If (A) Borrower has submitted a Restoration Notice pursuant to Section 3.9(b)(iii) but fails to submit a Restoration Plan, Restoration Budget or Restoration Schedule within the required period under Section 3.9(b)(iii), (B) an Trigger Event has occurred (unless such Trigger Event occurs solely as a result of the applicable Loss Event) and is continuing or (C) the Administrative Agent or Required Lenders (as applicable) do not approve such Restoration Plan,

Restoration Budget or Restoration Schedule in accordance herewith and, in each case, Borrower fails to submit a revised plan, budget or schedule, as applicable, that is reasonably satisfactory to the Administrative Agent or Required Lenders, as applicable, within thirty (30) days after its receipt of a written disapproval (which shall provide the reasonable objections of the Required Lenders in reasonable detail), then, in each case, Depositary Agent shall transfer, upon written direction of Administrative Agent, the applicable Loss Proceeds from the Loss Proceeds Account (x) first, to the Prepayment Account in an amount equal to the lesser of (1) the amount of such Loss Proceeds and (2) the amount of the Mandatory Prepayment that would be required to be paid by Borrower pursuant to Section 2.1.7(c)(vii) of the Credit Agreement based on a Base Case Projections Re-run (removing all or a portion, as applicable, of the cash flows associated with the applicable Project) performed as of the date receipt by Borrower or such Obligor of such Loss Proceeds which results in the aggregate amount of Term Loans and Incremental Term Loans supported by the minimum and average Projected Debt Service Coverage Ratios being less than the then outstanding Term Loans and Incremental Term Loans in the aggregate, and (y) second, to the Revenue Account, any remaining amount of such Loss Proceeds.
(c)[Reserved].
(d)Disbursements from the Restoration Account.
(i)Funds on deposit in the Restoration Account shall be disbursed solely to pay or reimburse costs and expenses associated with a Restoration Action with respect to a Project in accordance, in all material respects, with the applicable Restoration Plan, Restoration Budget and Restoration Schedule (as such Restoration Plan, Restoration Budget and Restoration Schedule may be updated from time to time by Borrower and the applicable Obligors, in consultation with the Independent Engineer and Administrative Agent). In connection with any requested disbursement from the Restoration Account, Borrower shall submit to Depositary Agent and Administrative Agent a Restoration Requisition, which shall be countersigned by Administrative Agent, and an executed IE Requisition Certificate, at least five (5) days prior to the date of the requested disbursement. On the date specified in the applicable Restoration Requisition and the IE Requisition Certificate, delivered in accordance with the preceding sentence, Depositary Agent shall make the withdrawals and transfers set forth in such Restoration Requisition unless Depositary Agent has received written notice of objection from Administrative Agent no later than 11:00 a.m., New York time, two (2) Business Days prior to the requested withdrawal or transfer (provided that Administrative Agent shall not unreasonably object to any Restoration Requisition in respect of expenses incurred in connection with the Restoration Plan, Restoration Budget and Restoration Schedule).
(ii)Upon the completion of any Restoration Action to which Loss Proceeds are in an amount in excess of $250,000 have been applied, Borrower shall deliver to Collateral Agent, Depositary Agent and Administrative Agent an Officer’s Certificate certifying that (A) such Restoration Action has been completed in all material respects in accordance with the Restoration Plan therefor (as such Restoration Plan, Restoration Budget and Restoration Schedule may be updated from time to time by Borrower and the applicable Obligors and other Project Companies; provided that such updates shall be in consultation with the Independent Engineer and Administrative Agent) and that the applicable Project is capable of operating in all material respects in accordance with the

Operative Documents as of such Project’s Final Completion, and (B) the amount, if any, required in Borrower’s reasonable opinion to be retained in the Restoration Account for the payment of any remaining costs not then due and payable or the liability for payment of which is being contested or disputed by Borrower and for the payment of reasonable contingencies following completion of such Restoration Action (collectively, the “Remaining Restoration Amounts”) is sufficient to pay such costs and contingencies. Upon receipt of such Officer’s Certificate and a written verification from the Independent Engineer addressed to Collateral Agent, Administrative Agent and Depositary Agent that, to its knowledge, the certifications contained in such Officer’s Certificate are true and correct in all material respects, Depositary Agent shall transfer, as specified in a Withdrawal Certificate received by Depositary Agent in accordance with Section 3.14, the amount remaining in the Restoration Account in excess of any Remaining Restoration Amount and any other amounts to remain in the Restoration Account as stated in such Officer’s Certificate (such excess amount, the “Excess Restoration Amount”), for each such Project, (x) prior to the Term Conversion Date, to the Construction Account for such Project and (y) on or after the Term Conversion Date, to the Revenue Account.
Any funds retained in the Restoration Account to pay Remaining Restoration Amounts and not needed for such purpose, as certified in an Officer’s Certificate delivered to Collateral Agent, Depositary Agent and Administrative Agent, shall be transferred, pursuant to a Withdrawal Certificate delivered in accordance with Section 3.14(a), if prior to Term Conversion, to the Construction Account, and after Term Conversion, to the Revenue Account.
(e)Deposits into the Title Event Account and Disbursement of Title Event Proceeds.
(i)Borrower shall deposit, and shall cause other Obligors to deposit, and shall use all reasonable efforts to cause third parties that would otherwise make payments directly to Borrower or another Obligor to deposit, into the Title Event Account all Title Event Proceeds resulting from or otherwise attributable to a Title Event occurring with respect to any Project in each case upon receipt thereof, and Collateral Agent or, subject to Section 2.12, Depositary Agent shall deposit any Title Event Proceeds received directly by it into the Title Event Account upon receipt thereof. Depositary Agent shall, to the extent that it has received written notice that Title Event Proceeds relate to separate Title Events and should be held separate accordingly, separately hold separate such Title Event Proceeds from each such Title Event for application in accordance with this Section 3.9(e). If Title Event Proceeds are received by Borrower or another Obligor, Borrower shall, and shall cause the other Obligors to, hold such payments in trust for Collateral Agent and shall promptly remit such payments to Depositary Agent for deposit in the Title Event Account, in the form received, with any necessary endorsements.
(ii)Funds on deposit in the Title Event Account shall be disbursed solely to pay or reimburse costs and expenses necessary to remedy the applicable Title Event. In connection with any requested disbursement from the Title Event Account, Borrower shall submit to Depositary Agent and Administrative Agent, which shall be countersigned by Administrative Agent, a Title Event Requisition at least five (5) days prior to the date of the requested disbursement. On the date specified in the applicable Title Event Requisition delivered in accordance with the preceding sentence, Depositary Agent shall make the withdrawals and transfers set forth in such Title Event Requisition unless Depositary Agent has received a written notice of objection from Administrative Agent no later than 1:00 p.m., New York City time, two (2) Business Days prior to the requested withdrawal or transfer.
(iii)Upon the completion of the effort to remedy any Title Event, Borrower shall deliver to Collateral Agent, Depositary Agent and Administrative Agent an Officer’s Certificate certifying (A) the result of the effort to remedy such Title Event and that the amount, if any, required in Borrower’s opinion to be retained in the Title Event Account for the payment of any remaining expenses associated with such Title Event (collectively, the “Remaining Title Event Expenses”) is sufficient to pay such expenses. Upon receipt of such Officer’s Certificate, Depositary Agent shall transfer, pursuant to a Withdrawal Certificate delivered in accordance with Section 3.14(a), the amount remaining in the Title Event Account in excess of the Remaining Title Event Expenses and any other amounts to remain in the Title Event Account as stated in such Officer’s Certificate (such excess amount, the “Excess Title Event Amount”), for each such Project (A) prior to the Term Conversion Date, to the Construction Account for such Project and (B) on or after the Term Conversion Date, to the Revenue Account.
(iv)For any Project, any funds retained in the Title Event Account to pay Remaining Title Event Expenses and not needed for such purpose, as certified in such Officer’s Certificate delivered to Collateral Agent, Depositary Agent and Administrative Agent, shall be transferred, as specified in a Withdrawal Certificate received by Depositary Agent in accordance with Section 3.14(a), for each such Project (A) prior to the Term Conversion Date, to the Construction Account for such Project, and (B) on or after the Term Conversion Date, to the Revenue Account.
Section 1.10.
Section 1.11Prepayment Account.
(a)Deposits into the Prepayment Account.
(i)The Prepayment Account shall be funded with (A~~) funds deposited from the Pre-Term Conversion Revenue Account in accordance with Section 3.2(b), (B~~) funds deposited from the Loss Proceeds Account in accordance with Section 3.9(b) or (c) and the Title Event Account in accordance with Section 3.9(e), (~~C~~B) funds deposited as otherwise specified herein and (~~D~~C) funds deposited by Borrower in accordance with Section 2.1.7(a)(vii)(1)(z) of the Credit Agreement for purposes of payment of Hedge Termination Payments in connection with prepayments under the Credit Agreement.
(ii)Borrower shall deposit, and shall cause other Obligors to deposit, and shall use all reasonable efforts to cause third parties that would otherwise make payments directly to Borrower or another Obligor to deposit, any Project Payment Proceeds into the Prepayment Account upon receipt thereof, and Depositary Agent shall deposit any such amounts received directly by it into the Prepayment Account upon receipt thereof.

(b)Disbursements from the Prepayment Account.
(i)As soon as practicable after any amounts described in clauses (a)(i)(A), (a)(i)(B) and (a)(i)(C) and (a)(ii) of this Section 3.11 are received in the Prepayment Account, Depositary Agent shall, pursuant to a Withdrawal Certificate (countersigned by Administrative Agent) in accordance with Section 3.14(a) setting forth the amounts to be withdrawn from the Prepayment Account, delivered to Depositary Agent by 11:00 a.m., New York time, at least three (3) Business Days prior to the disbursement date specified in such Withdrawal Certificate, disburse such amounts on a pro rata basis to Administrative Agent (for and on behalf of the Lenders and LC Issuers under the Credit Agreement) and each applicable Permitted Hedge Counterparty for application in accordance with Section 2.1.7(a)(iv) thereof.
(ii)The amounts described in clause (a)(i)(D) of this Section 3.11 shall be transferred by Depositary Agent, upon receipt of a Withdrawal Certificate, and countersigned by Administrative Agent, in accordance with Section 3.14(a) setting forth the amounts to be withdrawn from the Prepayment Account, delivered to Depositary Agent by 1:00 p.m., New York time, at least three (3) Business Days prior to the disbursement date specified in such Withdrawal Certificate, to each applicable Permitted Hedge Counterparty entitled thereto pursuant to Section 2.1.7(a)(iii) of the Credit Agreement. Any amounts not so transferred to the applicable Permitted Hedge Counterparties pursuant to Section 2.1.7(a)(iii) of the Credit Agreement shall be deemed, upon notice from Borrower to Depositary Agent and Administrative Agent, to be amounts described in clauses (a)(i)(A), (a)(i)(B) and (a)(i)(C) and (a)(ii) of this Section 3.11 and shall be applied in accordance with clause (b)(i) of this Section 3.11.
Section 1.12Distribution Suspense Account.
(a)Deposits into the Distribution Suspense Account. Funds shall be deposited into the Distribution Suspense Account in accordance with Section 3.2(b) and Section 3.3(b)(x).
(b)Disbursements from the Distribution Suspense Account.
(i)On any Distribution Date, so long as each of the conditions under Section 6.9(a), (b) or (d), as applicable, of the Credit Agreement has been satisfied as of such Distribution Date (as certified by Borrower in the Withdrawal Certificate), Depositary Agent shall, pursuant to a duly completed and executed Withdrawal Certificate, countersigned by Administrative Agent, in accordance with Section 3.14(a) setting forth the amounts to be withdrawn from the Distribution Suspense Account, transfer the amount(s) specified in such Withdrawal Certificate to the Person(s) and otherwise as set forth in such Withdrawal Certificate.
(ii)If at any time funds have been held in the Distribution Suspense Account for four (4) full consecutive quarters, then the amount of those funds which have been held in the Distribution Suspense Account for such four (4) quarters shall be transferred to Administrative Agent upon Administrative Agent’s written instruction to Depositary Agent for application to the prepayment of Loans (together with all other amounts due in connection with any such Mandatory Prepayment in accordance with Section 2.1.7(a) of the Credit Agreement) in accordance with Section 2.1.7(a) of the Credit Agreement.

Notwithstanding anything in this Section 3.12 to the contrary, if a Trigger Event exists and is continuing, all amounts in the Distribution Suspense Account may be transferred by Depositary Agent to and at the written direction of Collateral Agent (acting at the direction of Administrative Agent), for application by Collateral Agent in accordance with Section 7.3 of the Credit Agreement. Nothing in this Section 3.12 shall limit or prejudice in any manner the rights or remedies of the Secured Parties upon the occurrence and during the continuation of a Trigger Event.
Section 1.13Tax Distribution Suspense Account.
(a)Deposits into the Tax Distribution Suspense Account. Funds shall be deposited into the Tax Distribution Suspense Account in accordance with Section 3.3(b)(viii).
(b)Disbursements from the Tax Distribution Suspense Account. On any Distribution Date, so long as (i) a Permitted Tax Distribution is permitted pursuant to Section 6.9(c) of the Credit Agreement, and (ii) Borrower is treated as either a partnership or disregarded entity for U.S. federal income tax purposes (as certified by Borrower in the Withdrawal Certificate delivered in accordance with Section 3.14(a)), Depositary Agent shall, pursuant to such Withdrawal Certificate setting forth the amounts to be withdrawn from the Tax Distribution Suspense Account, which amounts shall not exceed the amount of the Permitted Tax Distribution, transfer such amount(s) specified in such Withdrawal Certificate to the Person(s) and otherwise as set forth in such Withdrawal Certificate.
Section 1.14Withdrawal Certificates; Invasion of Depositary Accounts.
(a)With respect to any Withdrawal Certificate submitted to Administrative Agent, Collateral Agent and/or Depositary Agent in connection with transfers to be made pursuant to Sections 3.2 through Section 3.13, Borrower may supplement such Withdrawal Certificate or submit a new, updated Withdrawal Certificate in replacement of such Withdrawal Certificate, in each case in order to correct any certifications or wiring or other payment instructions set forth therein, so long as such new Withdrawal Certificate (signed by Borrower and countersigned by Administrative Agent) is delivered to Depositary Agent by 11:00 a.m., New York time, at least one (1) Business Day prior to the proposed date of the transfers to be made pursuant thereto. Borrower shall submit any Withdrawal Certificate pursuant to Section 3.3(b) to Administrative Agent by 1:00 p.m., New York Time, at least two (2) Business Days prior to the applicable Monthly Payment Date (or Bi-Monthly Payment Date). Subject to the foregoing and unless otherwise specified herein, Borrower shall submit any Withdrawal Certificate pursuant to Sections 3.2 through Section 3.13 (signed by Borrower and countersigned by Administrative Agent) to Depositary Agent not less than three (3) Business Days prior to the transfer date requested therein. All instructions received by Depositary Agent, including certificates, which require the distribution of funds, other than to another Depositary Account shall contain wire or other payment instructions for such distributions, and if no such instructions are included, Depositary Agent shall have no obligation to distribute (and no liability for its failure to distribute) the amounts requested to be distributed to such party until proper wire or other payment instructions are received. Such certificate or instructions may be delivered by United States mail, courier service, facsimile or electronic (with an executed instruction attached in “.pdf” or similar electronic format) mail pursuant to Section 5.4 and shall be considered delivered only upon actual receipt by Depositary Agent. A Withdrawal Certificate or other such certificate or instruction shall be considered delivered to Depositary Agent hereunder only if it has been completed substantially in the form of the corresponding Exhibit, has been countersigned by Administrative Agent and otherwise meets the requirements set forth in this Agreement; provided that unless Administrative Agent notifies Depositary Agent and Borrower in writing, by 11:00 a.m., New York time, at least one (1) Business Day prior to the date on which the transfers set forth in such certificate or instruction are required to be made, that such certificate or instruction is incomplete or inaccurate, is not substantially in the form of the corresponding Exhibit (if applicable), is not countersigned by Administrative Agent or does not otherwise meet the requirements set forth in this Agreement specifying in reasonable detail its findings with respect thereto, such Withdrawal Certificate or other certificate or instruction shall nevertheless be considered delivered; provided further that notwithstanding anything herein to the contrary, (i) Restoration Requisitions, (ii) Title Event Requisitions, and (iii) Withdrawal Certificates delivered pursuant to Section 3.2(b), 3.9(b)(i), 3.9(b)(ii), 3.9(d)(i) or 3.9(e)(ii), shall not be considered delivered unless countersigned by Administrative Agent and, if applicable, the Independent Engineer. Subject to the receipt of a such replacement Withdrawal Certificate or other certificate or instruction by 11:00 a.m., New York time, at least one (1) Business Day prior to the payment or transfer date specified in such certificate or written notice, and subject to the availability of cash in the applicable Depositary Account, Depositary Agent shall initiate any payment or transfer hereunder required by means of wire transfer of immediately available funds to the account of the payee set forth in such Withdrawal Certificate or other certificate or instruction (or schedule thereto) on the date requested therein for such payment or transfer. Depositary Agent shall have no liability for the timing of receipt of transferred funds by the payee (except for liability arising from Depositary Agent’s gross negligence or willful misconduct, as determined in a final non-appealable judgment of a court of competent jurisdiction).
(b)If Borrower determines prior to any Business Day on which disbursements are to be made pursuant to a Withdrawal Certificate from the O&M Account, the Interest Payment Account or the Principal Payment Account, as applicable, that the amounts on deposit in or credited to the O&M Account, the Interest Payment Account or the Principal Payment Account, as applicable, are not sufficient to make such disbursements, then Borrower shall promptly notify Administrative Agent and Depositary Agent of such insufficiency and shall prepare an amended Withdrawal Certificate for execution by Administrative Agent. If on or prior to any Business Day on which disbursements are required to be made from the O&M Account, the Interest Payment Account, or the Principal Payment Account in accordance with Section 3.4, Section 3.5 or Section 3.6, as applicable, amounts on deposit therein or credited thereto are not sufficient to make such disbursements (an “Anticipated Shortfall”), Depositary Agent shall, at the written direction of Administrative Agent received by Depositary Agent no later than 11:00 a.m., New York time, one (1) Business Day prior to the transfer date specified in such direction, transfer funds as follows to the O&M Account, the Interest Payment Account or the Principal Payment Account, as applicable, to cover such Anticipated Shortfall:
(i)first, from the Revenue Account;
(ii)second, to the extent amounts in the Revenue Account are not adequate for such purpose, from the Distribution Suspense Account;

(iii)third, to the extent amounts in the Revenue Account and the Distribution Suspense Account are not adequate for such purpose, from the Prepayment Account; and
(iv)fourth, solely to satisfy any Debt Payment Deficiency, to the extent amounts in the Revenue Account, the Distribution Suspense Account, and the Prepayment Account are not adequate for such purpose, from the Debt Service Reserve Account or from a drawing under the ~~DSR~~ Letters of Credit, for application pursuant to, and in accordance with, Section 3.8(e)(A) and (B);
provided that, to the extent funds to be transferred pursuant to clauses (i) through (iv) above are not sufficient to cover the entire amount of such Anticipated Shortfall, such funds shall be transferred, first, to the O&M Account until the insufficiency in such Depositary Account is covered; second, to the Interest Payment Account until the insufficiency in such Depositary Account is covered; and, third, to the Principal Payment Account; provided, however, that any amounts withdrawn from the Debt Service Reserve Account may be applied solely to satisfy a Debt Payment Deficiency and shall be applied in accordance with Section 3.8(e)(A) and (B).
(c)At any time prior to the Term Conversion Date, if Borrower determines that the amounts then on deposit in or credited to the applicable Construction Account for such Project are not sufficient to make the specified disbursements under either Section 3.1(b)(i) (but solely to the extent necessary to pay Pre-Conversion O&M Costs) or clauses (A) through (F) of Section 3.1(b)(ii), then Borrower shall promptly notify Administrative Agent and Depositary Agent of such insufficiency and shall prepare an amended Withdrawal Certificate for execution by Administrative Agent. If on or prior to any Business Day on which disbursements are required to be made from the applicable Construction Account in accordance with Section 3.1(b)(i) (but solely to the extent necessary to pay Pre-Conversion O&M Costs) or Section 3.1(b)(ii), as applicable, the amounts on deposit therein or credited thereto are not sufficient to make the specified disbursements under Section 3.1(b)(i) (but solely to the extent necessary to pay Pre-Conversion O&M Costs) or clauses (A) through (F) of Section 3.1(b)(ii), as applicable (an “Anticipated Construction Funds Shortfall”), Depositary Agent shall, at the written direction of Administrative Agent received by Depositary Agent no later than 11:00 a.m., New York time, one (1) Business Day prior to the transfer date specified in such direction, transfer funds from the Pre-Term Conversion Revenue Account to the applicable Construction Account to cover such Anticipated Construction Funds Shortfall.
Section 1.15Permitted Account Investments.
(a)Unless otherwise instructed in writing by Borrower and subject to Section 3.17, all Cash deposited in the Depositary Accounts shall be invested by Depositary Agent in Cash or Cash Equivalents as specifically directed by Borrower (or, following the occurrence and during the continuation of a Trigger Event, Collateral Agent (acting at the written instruction of the Administrative Agent)). Borrower (or, following the occurrence and during the continuation of a Trigger Event, Collateral Agent (acting at the written instruction of the Administrative Agent)) shall select Cash or Cash Equivalents that will mature in such amounts and not later than such times as may be necessary to provide funds when needed to make payments from such funds as provided in this Agreement. Borrower’s (or, following the occurrence and during the continuation of a Trigger Event, Collateral Agent’s) right to direct the manner of investment includes the right (i) to direct Depositary Agent to sell any Cash Equivalents or hold it until maturity and, (ii) upon any sale or maturity of any Cash Equivalent, to direct Depositary Agent to reinvest the proceeds thereof, plus any interest received by Depositary Agent thereon, in Cash Equivalents or to hold such proceeds and interest for application pursuant to the terms of this Agreement. Except as otherwise provided herein, net interest or gain received, if any, from such Cash Equivalents shall be deposited into the applicable Depositary Account. Absent willful misconduct or gross negligence of Depositary Agent, as determined in a final non-appealable judgment of a court of competent jurisdiction, Borrower shall bear all risk of loss of capital from investments in Cash Equivalents, which loss shall be charged to the applicable Depositary Account, and, subject to Section 4.1, Depositary Agent shall have no responsibility or liability for any loss which may result from any investment made pursuant to this Agreement, or for any loss resulting from the sale of any such investment or from the selection of such investment (including whether any investment made qualified under the definition of “Cash Equivalents”). It is agreed and understood that the entity serving as Depositary Agent may earn fees associated with the investments outlined above in accordance with the terms of such investments. In no event shall Depositary Agent be deemed an investment manager or adviser in respect of any selection of investments hereunder. It is understood and agreed that Depositary Agent or its Affiliates are permitted to receive additional compensation that could be deemed to be in Depositary Agent’s economic self-interest for (1) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the investments, (2) using Affiliates to effect transactions in certain investments, and (3) effecting transactions in investments.
(b)Absent written instructions from Borrower, Depositary Agent shall hold the amounts in the Depositary Accounts under this Agreement in cash and such amounts shall not earn interest. In the event that at any time amounts are funded into a Depositary Account after 11:00 a.m., New York City time, on any Business Day, Depositary Agent shall have no obligation to invest or reinvest such amounts until the next Business Day.
(c)If and when cash is required for the making of any withdrawal or transfer in accordance with this Agreement (it being understood that cash shall not be required for any transfer between Depositary Accounts unless Cash Equivalents do not exist in the Depositary Account from which funds are being transferred in appropriate amounts in order to permit such transfer), Borrower shall cause Cash Equivalents to be sold or otherwise liquidated into cash (without regard to maturity) as and to the extent necessary in order to make such withdrawals or transfers. Subject to Section 3.17, Depositary Agent shall comply with any instruction from Borrower with respect to any such liquidation of Cash Equivalents. In the event any such investments are so redeemed prior to the maturity thereof, neither Depositary Agent nor any other Secured Party shall be liable for any loss or penalties relating thereto.
(d)For purposes of determining responsibility for any income Taxes payable on account of any income or gain on any Cash or Cash Equivalents hereunder, such income or gain shall be for the account of Borrower. Borrower shall provide Depositary Agent with certified tax identification numbers by furnishing appropriate Internal Revenue Service Form W-8 or W-9, as applicable, and such other forms and documents that Depositary Agent may reasonably request (and Depositary Agent’s obligation to invest amounts in the Depositary Accounts is conditioned upon receipt thereof by Depositary Agent from

Borrower). Such forms shall, to the extent necessary, be updated as required by the Internal Revenue Service and provided to Depositary Agent. Borrower understands that if such tax reporting documentation is not provided and certified to Depositary Agent, Depositary Agent may be required by the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, to withhold a portion of any interest or other income earned on the investment of the funds held in the Depositary Accounts. Depositary Agent shall be entitled to rely on an opinion of legal counsel (which may be counsel to Borrower) in connection with the reporting of any earnings with respect hereto. In no event shall Depositary Agent be liable or responsible for the payment of taxes on any income earned on the Depositary Accounts or for income reporting with respect to income earned on the Depositary Accounts or any other tax reporting. Borrower shall pay or reimburse Depositary Agent upon request for any transfer taxes or other taxes relating to the Depositary Accounts actually incurred in connection herewith and shall indemnify and hold harmless Depositary Agent in respect of any amounts that Depositary Agent has paid in the way of such taxes. Notwithstanding anything to the contrary herein, Depositary Agent shall have no duty to prepare or file any Federal or state tax report or return with respect to any funds held pursuant to this Agreement or any income earned thereon, except for the delivery and filing of tax information reporting forms required to be delivered and filed with the Internal Revenue Service. Borrower agrees that, for tax reporting purposes, the funds held pursuant to this Agreement shall be deemed to be the property of Borrower and all interest and other income from investment of such funds shall, as of the end of each calendar year and to the extent required by the Internal Revenue Service, be reported as having been earned by Borrower, whether or not such income was disbursed during such calendar year.
Section 1.16Account Balance Statements. Depositary Agent shall provide Borrower, Collateral Agent and Administrative Agent read-only access to its online bank statements and transaction activities reports with respect to each Depositary Account, subject to Borrower, Collateral Agent and Administrative Agent providing any reasonable information to Depositary Agent that is needed to establish such Person with access to such online system. Borrower, Collateral Agent and Administrative Agent waive the right to receive brokerage confirmations of security transactions effected by Depositary Agent as they occur, to the extent permitted by law. Borrower, Collateral Agent and Administrative Agent further acknowledge that trade confirmations for securities transactions effected by Depositary Agent will be available upon request and at no additional cost, and other trade confirmations may be obtained from the applicable broker.
Section 1.17Application of Funds upon a Trigger Event.
(a)On and after any date on which Depositary Agent receives written notice from Collateral Agent that an Event of Default has occurred and is continuing and that Collateral Agent has been authorized to exercise remedies with respect to one or more of the Depositary Accounts pursuant to the Credit Agreement (such exercise, a “Trigger Event” and the date of Depositary Agent’s receipt of such notice, the “Trigger Event Date”), notwithstanding anything herein to the contrary, Depositary Agent shall thereafter accept all notices and instructions required or permitted to be given to Depositary Agent pursuant to the terms of this Agreement only from Collateral Agent and not from Borrower or any other Person, and Depositary Agent shall not withdraw, transfer, pay or otherwise disburse any amounts in any of the Depositary Accounts except pursuant to such notices and instructions from Collateral Agent, unless and until Depositary Agent has received written notice from Collateral Agent that such

Trigger Event no longer exists due to such Event of Default having been waived, cured or is otherwise no longer existing (as confirmed in writing by Administrative Agent) in accordance with the terms of the applicable Loan Documents, in which event the terms of this Section 3.17(a) and Sections 3.17(b) and 3.17(c) shall thereafter be inapplicable to such Trigger Event.
(b)Within three (3) Business Days of a Trigger Event Date, Depositary Agent shall render a statement of all amounts in the Depositary Accounts as of such Trigger Event Date to Collateral Agent.
(c)Notwithstanding anything herein to the contrary, from and after a Trigger Event Date until the applicable Trigger Event no longer exists as notified to Depositary Agent in accordance with clause (a) above, Collateral Agent shall (acting at the direction of Administrative Agent) apply all amounts on deposit in or credited to the Depositary Accounts (including with respect to the investment of such amounts), and to otherwise deal with the Account Collateral, in each case, in accordance with the Loan Documents and without the need for the consent of, or any other action by, Borrower or any other Person.
(d)Notwithstanding anything herein or in any other Loan Document to the contrary, after any date on which Depositary Agent receives written notice from Collateral Agent that an Event of Default has occurred and is continuing and until the occurrence of a Trigger Event, Depositary Agent shall thereafter continue to apply amounts pursuant to the terms of this Agreement (other than Section 3.12(b), 3.13(b) and 3.17(a) hereof).
Section 1.18No Other Disbursements. No payments, transfers or other disbursements may be made from any Depositary Account other than as permitted by this Agreement.
Article IVDEPOSITARY AGENT
Section 1.1Appointment of Depositary Agent; Powers and Immunities.
(a)Borrower, Administrative Agent (on behalf of the Lenders and LC Issuers) and Collateral Agent (on behalf of the Secured Parties) hereby appoint and authorize Wilmington Trust, National Association to act as the depositary bank hereunder, with such powers as are expressly delegated to Depositary Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Depositary Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Agreement and such other Loan Documents to which it is a party, whether or not an original or a copy of such agreement has been provided to Depositary Agent. Depositary Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement and no implied duties or covenants shall be inferred against Depositary Agent. Subject to the following in this Section 4.1, Depositary Agent shall take all actions as Collateral Agent, Administrative Agent or Borrower, as applicable, shall direct it to perform in accordance with the express provisions of this Agreement. Neither Depositary Agent nor any Agent shall have any fiduciary relationship with any Person arising as a result of this Agreement. Without limiting the generality of the foregoing, Depositary Agent shall take all actions as Collateral Agent, Administrative Agent or Borrower shall direct it to perform in accordance with the express provisions of this Agreement if and to the extent that such directions are in writing (including pursuant to a Withdrawal Certificate or Construction Requisition) and signed by Persons authorized to take action pursuant to incumbency certificates on file with Depositary Agent, and shall have no responsibility or liability for any losses or damages of any nature that may arise from any action taken or not taken by Depositary Agent in accordance with such written direction. All notices, instructions, directions, confirmations, consents, approvals, waivers or requests given hereunder to Depositary Agent or any other party hereto shall be in writing. Notwithstanding anything to the contrary contained herein, Depositary Agent shall not be required to take any action which is contrary to this Agreement, the other Loan Documents or applicable law.
(b)Neither Depositary Agent nor any of its Affiliates shall be responsible to the other Secured Parties for any recitals, statements, representations or warranties made by Borrower in this Agreement or any other Operative Document or in any certificate or other document referred to or provided for in, or received by any Secured Party under, this Agreement or any other Operative Document, or for the value, validity, effectiveness, genuineness, enforceability, perfection of the security interests granted herein or therein or sufficiency of this Agreement or any other Operative Document or any other document referred to or provided for herein or therein or for any failure of Borrower to perform its obligations hereunder or thereunder. Depositary Agent shall not be required to ascertain or inquire as to the performance by Borrower of any of its obligations under this Agreement, any other Operative Document or any other document or agreement contemplated hereby or thereby. Depositary Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any other agreement instrument, or document other than this Agreement. Depositary Agent shall have no responsibility or liability in connection with the filing of financing statements or continuation statements nor for the perfection of any security interest under this Agreement or any other Loan Document.
(c)Depositary Agent shall not be (i) required to initiate or conduct any litigation or collection proceeding hereunder or under any other Loan Document or (ii) responsible for any action taken or omitted to be taken by it hereunder or in connection with any other Loan Document (except for its own gross negligence or willful misconduct, as determined in a final non-appealable judgment of a court of competent jurisdiction). Unless otherwise expressly provided herein, Depositary Agent shall take action under this Agreement only as it shall be directed in writing (including pursuant to a Withdrawal Certificate or Construction Requisition) by Borrower, Administrative Agent or Collateral Agent (as applicable) believed by Depositary Agent in good faith to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons. Whenever in the administration of this Agreement Depositary Agent shall deem it necessary or desirable that a factual or legal matter be proved or established in connection with Depositary Agent taking, suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a Responsible Officer of Borrower or a certificate of a senior officer of Collateral Agent or Administrative Agent, if appropriate, or from a legal opinion from counsel to Borrower. Depositary Agent shall have the right at any time to seek instructions concerning the administration of this Agreement from Collateral Agent, Administrative Agent, Borrower or any court of competent jurisdiction. Depositary Agent shall have no obligation to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. Neither Depositary Agent nor any of its Affiliates nor its or their officers, directors, employees or agents shall be liable to any Person for any action taken or omitted under this Agreement or under the other Loan Documents, or in connection therewith, except to the extent caused by the gross negligence, or willful misconduct of the Depositary Agent, as finally determined in a non-appealable judgment by a court of competent jurisdiction. The permissive rights of Depositary Agent to do things enumerated in this Agreement shall not be construed as a duty and, with respect to such permissive rights, Depositary Agent shall not be answerable for other than its gross negligence or willful misconduct, as finally determined in a non-appealable judgment by a court of competent jurisdiction.
(d)If any conflict, disagreement or dispute arises between, among, or involving any of the parties hereto concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Agreement, or Depositary Agent is in doubt as to the action to be taken hereunder, Depositary Agent may, at its option, after sending written notice of the same to Collateral Agent, Administrative Agent and Borrower, refuse to act until such time as it (a) receives a final non-appealable order of a court of competent jurisdiction directing delivery of the Account Collateral or (b) receives a written instruction, executed by each of the parties involved in such disagreement or dispute, in a form reasonably acceptable to Depositary Agent, directing delivery of the Account Collateral. Depositary Agent will be entitled to act on any such written instruction or final, non-appealable order of a court of competent jurisdiction without further question, inquiry or consent. Depositary Agent may file an interpleader action in a state or federal court, and upon the filing thereof, Depositary Agent will be relieved of all liability as to the Account Collateral and will be entitled to recover reasonable and documented out-of-pocket attorneys’ fees, expenses and other costs incurred in commencing and maintaining any such interpleader action.
(e)Depositary Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, legal counsel, custodians or nominees appointed with due care; provided that (i) Depositary Agent’s obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) Depositary Agent shall remain solely responsible to the other parties hereto for the performance of such obligations (provided that the Depositary Agent shall not be liable for any negligence or misconduct of an agent or nominee appointed with due care) and (iii) Borrower, the Independent Engineer, Collateral Agent and Administrative Agent shall continue to deal solely and directly with Depositary Agent in connection with Depositary Agent’s rights and obligations under this Agreement and the other Loan Documents.
(f)Neither Depositary Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted under this Agreement or in connection therewith, or errors in judgment made, in good faith, except to the extent caused by Depositary Agent’s or such Person’s gross negligence or willful misconduct, as determined in a final non-appealable judgment of a court of competent jurisdiction. Depositary Agent shall not be deemed to have knowledge of any Event of Default or Trigger Event unless a Trust Officer of Depositary Agent shall have received written notice thereof as provided herein. The rights, privileges, protections and benefits given to Depositary Agent, including its rights to be indemnified, are extended to, and shall be enforceable by, Depositary Agent in each of its capacities hereunder, and to each agent, custodian and other Person employed by Depositary Agent in accordance herewith to act hereunder.
(g)Depositary Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any event beyond the control of this Agreement, including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, pandemics, epidemics, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility.
(h)In no event shall the Depositary Agent be responsible or liable for special, indirect, punitive, incidental or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Depositary Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.
Section 1.2Reliance by Depositary Agent. Depositary Agent shall be entitled to conclusively rely upon and shall not be bound to make any investigation into the facts or matters stated in any written direction, instruction or certificate of Borrower, Administrative Agent, Collateral Agent or the Independent Engineer or any other notice or other document (including any electronic transmission) reasonably believed by it to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Depositary Agent and shall have no liability for its actions taken thereupon, unless due to Depositary Agent’s gross negligence or willful misconduct, as determined in a final non-appealable judgment of a court of competent jurisdiction. Depositary Agent shall not be required to ascertain or inquire as to the performance by Borrower of any of its obligations under this Agreement or any other Operative Document or any other document or agreement contemplated hereby or thereby. Depositary Agent shall have no obligation to request the deposit of any funds referenced herein into the Depositary Accounts. Depositary Agent shall have no responsibility or liability to review, verify and/or confirm any receipts, invoices, calculations or other documentation that accompanies any of the certificates required to be delivered to Depositary Agent herein. Depositary Agent shall be fully justified in failing or refusing to take any action under this Agreement (a) if such action would, in the reasonable opinion of Depositary Agent, be contrary to applicable law or the terms of this Agreement, (b) if such action is not specifically provided for in this Agreement, it shall not have received any such advice or concurrence of Administrative Agent or Collateral Agent as it deems appropriate and shall so request, or (c) if, in connection with the taking of any such action, that would constitute an exercise of remedies under this Agreement that is not specifically provided for in this Agreement, it shall not first be indemnified to its reasonable satisfaction against any and all liability and expense (including the fees and expenses of its counsel) which may be incurred by it by reason of taking or continuing to take any such action. Depositary Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of a Collateral Agent or Administrative Agent or one or more other Secured Parties (to the extent such other Secured Parties are authorized pursuant to the Loan Documents to direct Depositary Agent to take or refrain from taking any action), and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Secured Parties.
Section 1.3Court Orders. Depositary Agent is hereby authorized, in its exclusive discretion, to obey and comply with all writs, orders, judgments or decrees issued by any court or administrative agency of competent jurisdiction affecting any monies, documents or other Property held by Depositary Agent. Depositary Agent shall not be liable to any of the parties hereto or any of the Secured Parties or their successors, heirs or personal representatives by reason of Depositary Agent’s compliance with such writs, orders, judgments or decrees, notwithstanding such writ, order, judgment or decree is later reversed, modified, set aside or vacated.
Section 1.4Resignation or Removal.
(a)Subject to the appointment and acceptance of a successor Depositary Agreement as provided below, Depositary Agent may resign at any time by notifying Borrower and each other Agent. Depositary Agent may be removed at any time with or without cause by Administrative Agent (acting at the written direction of the Required Lenders) upon written notice to Depositary Agent, Collateral Agent, and Borrower. Upon any such resignation or removal, Administrative Agent (acting at the direction of the Required Lenders) shall have the right to appoint a successor with, so long as no Event of Default has occurred and is continuing, the consent of Borrower (not to be unreasonably withheld or delayed). If no successor shall have been so appointed by the Required Lenders and approved by Borrower (so long as no Event of Default has occurred and is continuing) and shall have accepted such appointment within thirty (30) days after the retiring Depositary Agent gives notice of its resignation or Administrative Agent gives notice of Depositary Agent’s removal, then the retiring or removed Depositary Agent may, on behalf of the Secured Parties, (i) apply to a court of competent jurisdiction for the appointment of a successor at the expense of Borrower or (ii) with, so long as no Event of Default has occurred and is continuing, the consent of Borrower (not to be unreasonably withheld or delayed), appoint a successor Depositary Agent, which shall be a bank with an office in New York, New York (or a bank having an Affiliate with such an office) having a combined capital and surplus that is not less than $500,000,000 or an Affiliate of any such bank. After Depositary Agent’s resignation or removal hereunder, the provisions of this Article IV shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Depositary Agent. Upon the acceptance of any appointment as Depositary Agent hereunder by the successor Depositary Agent, (i) such successor Depositary Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Depositary Agent, and the retiring or removed Depositary Agent shall be discharged from its duties and obligations hereunder, and (ii) the retiring or removed Depositary Agent shall, at the written direction of the Borrower and upon payment of its charges and all other amounts payable to it hereunder, promptly transfer all Account Collateral and any other Property deposited in the Depositary Accounts and within its possession or control to the possession or control of the successor Depositary Agent and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to effect such transfer. After the retiring or removed Depositary Agent’s resignation or removal hereunder as Depositary Agent, the retiring or removed Depositary Agent shall act in good faith in the implementation of the succession.
(b)Notwithstanding anything herein or in any other Loan Document to the contrary, any Person into which Depositary Agent may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which Depositary Agent is a party, or any Person succeeding to the business of Depositary Agent, shall be the successor of Depositary Agent hereunder and under the other Loan Documents and will have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, merger, conversion or consolidation. Depositary Agent shall forthwith notify the parties hereto in writing of any such event.
Section 1.5Costs; Expenses. Borrower agrees to pay to Depositary Agent from time to time such compensation as Borrower and Depositary Agent shall from time to time agree in writing for all services rendered by it hereunder. Borrower agrees to pay or reimburse Depositary Agent the amount of any and all reasonable and documented out-of-pocket costs and expenses (net of any reasonably and documented out-of-pocket costs and expenses paid prior to the Closing Date), including the reasonable fees and expenses of a single counsel for Collateral Agent and Depositary Agent (so long as Collateral Agent and Depositary Agent are the same Person), taken as a whole, and any experts incurred by Depositary Agent, unless arising from the gross negligence or willful misconduct of Depositary Agent, as determined in a final non-appealable judgment of a court of competent jurisdiction, in connection with (i) the performance by Depositary Agent of any of its agreements or obligations contained herein, including the purchase by Depositary Agent of Cash Equivalents as contemplated by Section 3.15(a), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Account Collateral, (iii) the exercise or enforcement of any of the rights of Depositary Agent hereunder and (iv) the failure by Borrower to perform or observe any of the provisions hereof. Any amounts payable by Borrower as provided pursuant to this Section 4.5 shall be paid within thirty (30) days after written demand therefor and shall constitute additional Obligations secured by the Security Documents.
Section 1.6Indemnity.
Borrower agrees to indemnify Depositary Agent and its respective directors, trustees, officers, employees, affiliates, investment advisors and agents (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (other than Taxes), including reasonable and documented fees, charges and disbursements of a single local counsel in each jurisdiction for Collateral Agent and Depositary Agent (so long as Collateral Agent and Depositary Agent are the same Person), taken as a whole, incurred by or asserted against any Indemnitee (collectively, “Subject Claims”) arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the other transactions contemplated hereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (other than claims solely as between the Secured Parties); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that the applicable Subject Claim results primarily from the gross negligence or willful misconduct of such Indemnitee, as determined by the final non-appealable judgment of a court of competent jurisdiction. The provisions of this Section 4.6 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of any Lender. All amounts due under this Section 4.6 shall be payable within thirty (30) days of the written demand therefor accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested. This Section 4.6 shall not apply to Taxes. Each Indemnitee agrees to provide Borrower with written notice of a proposed compromise or settlement of any Subject Claim specifying in detail the nature and amount of such proposed settlement or compromise. Such Indemnitee shall consult with Borrower before compromising or settling such Subject Claim for at least thirty (30) days after Borrower receives such notice of intended compromise or settlement and shall take into consideration any views or issues communicated by Borrower in connection with such compromise or settlement.  Such Indemnitee shall act in good faith and reasonably, taking into account the interests of the Obligors, in agreeing to any compromise or settlement.
Section 1.7Compensation; No Consequential Damages.
(a)Borrower shall pay such compensation to Depositary Agent in accordance with the WTNA Fee Letter or as Borrower and Depositary Agent may otherwise agree in writing from time to time.
(b)No claim shall be made by any Obligor or their Affiliates against Depositary Agent or any of its Affiliates, directors, employees, attorneys or agents for any loss of profits, business or anticipated savings, special or punitive damages or any indirect or consequential loss whatsoever in respect of any breach or wrongful conduct (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or any act or omission or event occurring in connection therewith, and each Obligor hereby waives (on behalf of itself and its Affiliates), releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor, in each case, except to the extent such claim is based on gross negligence or willful misconduct of such Person (as determined by a court of competent jurisdiction in a final and non-appealable judgment). No claim shall be made by Depositary Agent against any Obligor or any of their respective Affiliates, directors, employees, attorneys or agents for any loss of profits, business or anticipated savings, special or punitive damages or any indirect or consequential loss whatsoever in respect of any breach or wrongful conduct (whether or not the claim therefor is based on contract, tort or duty imposed by law), in connection with, arising out of or in any way related to the transactions contemplated by this Agreement or the other Operative Documents or any act or omission or event occurring in connection therewith, and each Secured Party hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor, in each case, except to the extent such claim is based on gross negligence or willful misconduct of such Person.
Article VMISCELLANEOUS
Section 1.1Binding Agreement; Assignments. This Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns and shall inure to the benefit of the Secured Parties and the Persons expressly entitled to indemnification hereunder; provided that Borrower shall not be permitted to assign this Agreement or all or any portion of the Account Collateral except as expressly permitted by this Agreement and the other Loan Documents.
Section 1.2Amendments, etc. No amendment, supplement or waiver of any provision of this Agreement nor consent to any departure by any of the parties hereto herefrom shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto and is otherwise in accordance with the terms of the Credit Agreement. Any such amendment, supplement, waiver or consent shall be effective only in the specific instance and for the specified purpose for which given.

Notwithstanding the foregoing, without the consent of any other Secured Party, the parties hereto may (but shall have no obligation to) amend or supplement this Agreement to: (a) cure any ambiguity, defect or inconsistency; (b) make any change that would provide any additional rights or benefits to the Secured Parties or that does not adversely affect the legal rights hereunder of any Secured Party; (c) make, complete or confirm any grant of Collateral permitted or required by this Agreement or any of the Loan Documents or any release of Collateral that is otherwise permitted under the terms of this Agreement, the Credit Agreement and the other applicable Loan Documents; (d) correct any typographical errors, drafting mistakes or other similar mistakes that do not modify the intended rights and obligations of the parties hereto; or (e) establish any additional Depositary Account in accordance with the penultimate paragraph of Section 2.2.
Section 1.3Termination.
(a)Upon the shall continue in full force and effect until the Loans and all other Obligations shall have been paid in full and all Commitments have terminated, this Agreement and all obligations (other than those expressly stated to survive such termination) of the parties hereto shall terminate, and the Account Collateral hereunder shall be released from the security interests created hereby, all without delivery of any instrument or performance of any act by any party, and all rights to the Account Collateral shall revert to Borrower. After the Term Loans, Incremental Term Loans and all other Obligations have been paid in full and all Commitments have been terminated, each Agent agrees, at the reasonable request of Borrower, to furnish, execute and deliver such documents, instruments, certificates, notices or further assurances and to take such other action at Borrower’s sole cost and expense as Borrower may reasonably request to effect such termination and release of such Liens.
(b)Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Borrower for liquidation or reorganization, should Borrower become insolvent or make an assignment for any benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Borrower’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any portion thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance” or otherwise, all as though such payment or performance, or any portion thereof, had not been made.
Section 1.4Notices.
(a)Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, in each case, to the address, facsimile number, electronic mail address or telephone number specified for such Person as set forth below.

Any notice or other communications required by the provisions of this Agreement to be given to any party hereunder shall be addressed as follows:
If to Borrower, to:
Paragon RNG LLC
One North Lexington Avenue
Suite 1450
White Plains, NY 10601
Attention: Tom Plant
Telephone: 914-421-4915
Facsimile: 914-421-0052
Electronic Mail: tplant@fortistar.com

With a copy to:

Paragon RNG LLC
One North Lexington Avenue
Suite 1450
White Plains, NY 10601
Attention: Ann Anthony
Telephone: 302-803-9012
Facsimile: 914-421-0052
Electronic Mail: aanthony@fortistar.com

and

noticeofficer@opalfuels.com

If to Depositary Agent, to:
Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890-1605
Attention:  Kevin Pennant
Telephone:  (908) 798-2963
Facsimile:  (302) 636-4145
Email:  kpennant@wilmingtontrust.com

If to Collateral Agent, to:
Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890-1605
Attention:  Kevin Pennant
Telephone:  (908) 798-2963
Facsimile:  (302) 636-4145
Email:  kpennant@wilmingtontrust.com

If to Administrative Agent, to:
Bank of Montreal, Chicago Branch
250 Yonge Street, 11th Floor Toronto, ON M5B 2L7
Attention: Agency Services Manager
Email: ~~Ruth.Bengo~~pujaniudeshika.pathirana@bmo.com

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail or by electronic means, shall be deemed to have been given when received. Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).
(b)Electronic Communications. Notices and other communications to the Agents hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites), including by posting communications to Debt Domain, IntraLinks, or a substantially similar electronic transmission system (the “Platform”), pursuant to procedures approved by Administrative Agent. Administrative Agent, Collateral Agent, Depositary Agent or Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
(c)Unless Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.
(d)The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH BORROWER MATERIALS OR THE PLATFORM. In no event shall Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to Borrower or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of Borrower’s or Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet.

(e)Change of Address. Each of the parties hereto may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto.
(f)Reliance by Agents. Each Agent shall be entitled to rely and act upon any notices (including telephonic notices and Notices of Borrowing) purportedly given by or on behalf of Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. Borrower shall indemnify each Agent and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of Borrower. All telephonic notices to and other telephonic communications with each Agent may be recorded by such Agent, and each of the parties hereto hereby consents to such recording.
Section 1.5Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, without invalidating the remainder hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
Section 1.6Not Used.
Section 1.7APPLICABLE LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
Section 1.8CONSENT TO JURISDICTION.
(a)BORROWER HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY AGENT OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE SITTING IN NEW YORK COUNTY, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE

CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST BORROWER OR ANY OBLIGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(i)BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SUBSECTION (a) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(ii)EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 5.8. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE REQUIREMENTS OF LAW.
Section 1.9WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND, TO THE EXTENT APPLICABLE, THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 1.10Counterparts. This Agreement and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each Party hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this Section 5.10 may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed Communication converted into another format, for transmission, delivery or retention. Each Agent may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Agents are not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided that, without limiting the foregoing, (a) to the extent any Agent has agreed to accept such Electronic Signature, such Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Obligor or any Lender or LC Issuer without further verification and (b) upon the request of any Agent, any Electronic Signature shall be promptly followed by such manually executed counterpart.
Section 1.11Set-off. Subject to Section 2.7, Depositary Agent hereby waives any other right of set-off, combination of accounts, counterclaim or deduction that it may have or hereafter acquires with respect to any amounts held on or credited to deposit from time to time in the Depositary Accounts or with respect to any Cash Equivalent in accordance with Section 3.15.
Section 1.12No Waiver; Remedies Cumulative. No failure by any Agent to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
Section 1.13Survival of Agreements. All covenants, agreements, representations and warranties made by Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, and shall continue in full force and effect so long as this Agreement has not been terminated in accordance with the terms hereof and the other Loan Documents. All such representations and warranties have been or will be relied upon by each Agent, regardless of any investigation made by each Agent or on their behalf and notwithstanding that each Agent may have had notice or knowledge of any Default at the time under any Loan. The provisions regarding the payment of expenses, indemnification obligations and liability limitations shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans or all other Obligations or the termination of all Commitments or the termination of this Agreement or any provision hereof.
Section 1.14Collateral Agent. In the exercise and performance of its rights and obligations hereunder, the Collateral Agent shall be entitled to all rights, privileges, protections, benefits, immunities and indemnities provided to it under the Credit Agreement and the other Loan Documents.
Section 1.15Anti-Money Laundering Laws. In order to comply with the laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including, without limitation, those relating to the funding of terrorist activities and money laundering, including Section 326 of the USA PATRIOT Act of the United States (“Applicable AML Law”), Depositary Agent is required to obtain, verify, record and update certain information relating to individuals and entities which maintain a business relationship with Depositary Agent. Accordingly, each of the parties agree to provide to Depositary Agent, upon its request from time to time such identifying information and documentation as may be available for such party in order to enable Depositary Agent to comply with Applicable AML Law.
Section 1.16Entire Agreement. This Agreement and the other Loan Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements among the parties.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this Agreement to be duly executed and delivered as of the day and year first above written.
PARAGON RNG LLC,
a Delaware limited liability company,
as Borrower

By:
    Name:
    Title:

[Signature Page to Depositary Agreement]

BANK OF MONTREAL, CHICAGO BRANCH,
as Administrative Agent

By:
    Name:
    Title:

By:
    Name:
    Title:

[Signature Page to Depositary Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent

By:
    Name:
    Title:

[Signature Page to Depositary Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Depositary Agent

By:
    Name:
    Title:

[Signature Page to Depositary Agreement]

Exhibit A
to the Depositary Agreement
FORM OF CONSTRUCTION REQUISITION
Date: ______ __, ____1
Bank of Montreal, Chicago Branch
as Administrative Agent
250 Yonge Street, 11th Floor Toronto, ON M5B 2L7
Attention: Agency Services Manager
Email: Pujaniudeshika.pathirana@bmo.com
Wilmington Trust, National Association,
as Depositary Agent
1100 North Market Street
Wilmington, Delaware
19890-1605
Attention:  Kevin Pennant
Telephone:  (908) 798-2963
Facsimile:  (302) 636-4145
Email:  kpennant@wilmingtontrust.com

Luminate, LLC,
as Independent Engineer
1801 Broadway
Suite 1620
Denver, CO 80202
Attention: [_____]
Telephone: (303) 860-7627
Email: [_____]

Re:    Paragon RNG LLC
Ladies and Gentlemen:
Reference is made to the Depositary Agreement, dated as of May 30, 2023, as amended by that certain First Amendment to Depositary Agreement, dated as of March 5, 2024 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Depositary Agreement”), among Paragon RNG LLC, a Delaware limited liability company (“Borrower”), Bank of Montreal, Chicago Branch, as administrative agent under the Credit Agreement (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), Wilmington Trust, National Association, as collateral agent for the Secured Parties (together with its successors and permitted assigns in such capacity, “Collateral Agent”), and Wilmington Trust, National Association, as depositary agent (together with its successors and permitted assigns in such capacities, “Depositary Agent”). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Depositary Agreement or Credit Agreement, as applicable.
1     Pursuant to Section 3.1(b)(i) of the Depositary Agreement, the Depositary Agent must receive the Construction Requisition, countersigned by the Administrative Agent, at least three (3) Business Days prior to the date of a proposed transfer. Pursuant to Section 3.1(b)(ii) of the Depositary Agreement, the Depositary Agent must receive the Construction Requisition, countersigned by the Administrative Agent, at least three (3) Business Days prior to the date of the Term Conversion Date transfers.
Exhibit A
1

I, [●], am a Responsible Officer of Borrower and am delivering this Construction Requisition pursuant to [Section 3.1(b)(i)] [Section 3.1(b)(ii)] [Section 3.1(c)] of the Depositary Agreement. [The proposed date of the Borrowing of Term Loans relating to this Construction Requisition is [______ __, ____]].2 On behalf of Borrower, I hereby request that Depositary Agent withdraw $[●] and make payments from the [[_____] Construction Account numbered [_____]]] (the “Applicable Construction Account”) in an aggregate amount of $[●] by wire or check as specified in Part B of Schedule I hereto for on [______ __, ____] (the “Transfer Date”) for [the payment of Project Costs due and payable or reasonably anticipated to be due and payable prior to the date of the next Construction Requisition]3[the transfers and payments required to made on the Term Conversion Date in accordance with Section 3.1(b)(ii) of the Depositary Agreement, as further described in paragraph [__] of this Construction Requisition]4 [the payment of Remaining Costs or transfer of all amounts on deposit in the Applicable Construction Account upon the achievement of Final Completion]5.
Borrower hereby certifies to Administrative Agent, as of the date hereof, as follows:
(1)    The undersigned is authorized to execute this Construction Requisition on behalf of Borrower.
(2)    The amounts transferred, paid or applied pursuant to this Construction Requisition shall be used solely for Project Costs set forth in the Construction Budget for Project.
(3)    All amounts previously transferred, paid or applied pursuant to all previously delivered Construction Requisitions have been used solely in accordance with the terms of the Loan Documents, and all amounts borrowed prior to the date of this Construction Requisition or withdrawn from the Applicable Construction Account prior to the date of this Construction Requisition have been used solely in accordance with the terms of the Loan Documents.
(4)    [The total Project Costs incurred by or on behalf of the Borrower to date are described in Exhibit A-1 hereto and are in an aggregate amount equal to $[_________]. The amounts to be requested pursuant to this Construction Requisition plus the amount (if any) remaining in the Applicable Construction Account and in the applicable Construction Checking Account, in the aggregate, since the last Term Loan funding is not greater than the aggregate amount of Project Costs currently due or reasonably anticipated to be due and payable before the date of the next Construction Requisition. Attached hereto as Exhibit A-2 is a comparison of the actual Project Costs to the Project Costs set forth in the Construction Budget.]6,7
(5)    No Event of Default has occurred and is continuing or will result from giving effect to the withdrawals, transfers, payments or applications of funds requested by this Construction Requisition.
(6)    [Attached hereto as Exhibit B are complete copies of all material documentation, if any, as Borrower is required to have received from each relevant Material Document
2     Insert for Construction Requisitions delivered in connection with a Borrowing of Term Loans pursuant to Section 4.6 of the Credit Agreement.
3     Insert for Construction Requisitions delivered pursuant to Section 3.1(b)(i) of the Depositary Agreement.
4     Insert for Construction Requisitions delivered pursuant to Section 3.1(b)(ii) of the Depositary Agreement.
5     Insert for Construction Requisitions delivered at Final Completion pursuant to Section 3.1(c) of the Depositary Agreement.
6     Insert for Construction Requisitions delivered pursuant to Section 3.1(b)(i) of the Depositary Agreement.
7     Note to Draft for Opal: Project Costs and Construction Budget should be split into 2 tables – one for Emerald and one for Sapphire [with a total table if possible] in order to track budget separately. Note that for Emerald, the Interest & Fees are included in the Project Costs for Emerald only up to the Effective Date of the first amendment. On the Sapphire project, only interest and fees related to the Sapphire-related term loan are included. This may already be what the Borrower was planning to do, but flagging in case there’s an issue.
Exhibit A
2

counterparty and, to the extent required to have been delivered under the applicable EPC Contract, each subcontractor or supplier of such Material Project Document under the EPC Contract in respect of which the withdrawals and transfers specified in Part B of Schedule I.]8
(7)    The Project Costs included in the most recent Base Case Projections attached hereto as Exhibit C are an accurate estimate of the amount of Project Costs required for such Project to achieve Substantial Completion.
(8)    The most recently delivered Project Schedules attached hereto as Exhibit D are accurate.
(9)    [The Available Construction Funds (as defined in the Credit Agreement) are not less than the aggregate unpaid amount required to cause the Substantial Completion Date (as defined in the Credit Agreement) for the applicable Project to occur in accordance with all Requirements of Law and the EPC Contract, prior to the Date Certain.]9
(10)    [By the third (3rd) Quarterly Payment Date following the Term Conversion Date, the Projects are reasonably expected to produce sufficient renewable natural gas such that, basing such calculation upon Downside Pricing (for avoidance of doubt, satisfying each clause of such definition), there will be sufficient Operating Cash Available For Debt Service to pay required principal on such Quarterly Payment Date and to satisfy the Target Debt Balance of such Quarterly Payment Date;]10
(9)    [Any delays in any Projects, taken on a cumulative basis, would not reasonably be expected to result in a Material Adverse Effect;]11
(10)    [Each change order entered into and funded in accordance with Section 6.23(b)(i)(A) has been funded by an equity contribution deposited to the applicable Construction Account. Attached hereto as Exhibit E is evidence showing the same.]12
(11)    If any transfer to the Construction Checking Account pursuant to Section 3.1(d) of the Depositary Agreement is requested hereunder, such amount is for the payment of Project Costs due or that could reasonably be anticipated to be due from time to time prior to the delivery of the next Construction Requisition, and, after giving effect to such transfer, the aggregate amount on deposit in the Construction Checking Account for any Project does not exceed the Project’s Local Construction Checking Limit.
(12)    No event or circumstance has occurred since the Closing Date that has or could reasonably be expected to have a Material Adverse Effect.
(13)    No Trigger Event has occurred and is continuing.
(14)    The withdrawal(s) and transfer(s) requested hereby comply with the terms of the Depositary Agreement.
8     Insert for post-Term Conversion Date withdrawals and transfers effected pursuant to Section 3.1(c) of the Depositary Agreement to pay Remaining Costs.

10     Insert for Construction Requisitions delivered pursuant to Section 3.1(b)(i) of the Depositary Agreement.

11     Insert for Construction Requisitions delivered pursuant to Section 3.1(b)(i) of the Depositary Agreement.
12     Insert for Construction Requisitions delivered pursuant to Section 3.1(b)(i) of the Depositary Agreement.
Exhibit A
3

(15)    [Term Conversion Date Withdrawals and Transfers from the Construction Account. The Term Conversion Date will be ________.13 Borrower hereby requests that the following transfers be made from the Applicable Construction Account in accordance with this Construction Requisition as set forth in greater detail in Part B of the attached Schedule I:
(a)    In accordance with Section 3.1(b)(ii)(A) of the Depositary Agreement, withdraw and transfer an aggregate amount equal to $[●] to the Persons specified in Part B of the attached Schedule I. Such aggregate amount requested equals the aggregate amount of all outstanding Project Costs that are due and payable on or prior to the Term Conversion Date.
(b)    In accordance with Section 3.1(b)(ii)(B) of the Depositary Agreement, and after giving effect to the transfer referred to in paragraph 15(a) hereof, segregate and maintain on deposit in the Applicable Construction Account an aggregate amount equal to $[●] (“Reserved Remaining Costs”) as specified in Part B of the attached Schedule I. Such Reserved Remaining Costs equals the then applicable Remaining Costs.
(c)    In accordance with Section 3.1(b)(ii)(C) of the Depositary Agreement, and after giving effect to the transfer referred to in paragraphs 15(a) and (b) hereof, withdraw and transfer an aggregate amount equal to $[●] to O&M Account numbered [_____] as specified in Part B of the attached Schedule I. Such aggregate amount requested, together with amounts now on deposit in the O&M Account, equal the O&M Costs reasonably expected to become due and payable after the Term Conversion Date and prior to the first date of receipt of revenues from Offtake Agreements after the Term Conversion Date[, as certified by the Independent Engineer]14.
(d)    In accordance with Section 3.1(b)(ii)(D) of the Depositary Agreement, and after giving effect to the transfer referred to in paragraphs 15(a) through (d) hereof, withdraw and transfer an aggregate amount equal to $[●] to the Interest Payment Account numbered [_____] as specified in Part B of the attached Schedule I. Such aggregate amount requested is equal to the amount of accrued interest projected to accrue during the period commencing on the Term Conversion Date (if the Term Conversion Date occurs prior to June 30, 2024), and ending on June 30, 2024, as determined by Borrower and confirmed by Administrative Agent.
(e)    In accordance with Section 3.1(b)(ii)(E) of the Depositary Agreement, and after giving effect to the transfer referred to in paragraphs 15(a) through (d) hereof, withdraw and transfer an aggregate amount equal to $[●] to the Debt Service Reserve Account numbered [_____] as specified in Part B of the attached Schedule I. Such aggregate amount requested is an amount such that, when combined with all other funds on deposit in or credited to the Debt Service Reserve Account (including through the issuance of Letters of Credit), equals the DSR Required Balance in effect as of the date hereof.
(f)    In accordance with Section 3.1(b)(ii)(F) of the Depositary Agreement, and after giving effect to the transfer referred to in paragraphs 15(a) through (e) hereof, withdraw and transfer an aggregate amount equal to $[●] to the Administrative Agent for the application to the prepayment of the Term Loans or Incremental Term Loans, as
13     Such date shall not be fewer than three (3) Business Days from the date of this Construction Requisition.
14     Insert only if the amount of O&M Costs set forth in this Construction Requisition exceeds 110% of the amount set forth for such expenses in the Base Case Projections (as defined in the Credit Agreement), as required pursuant to Section 3.1(b)(ii)(C) of the Depositary Agreement.
Exhibit A
4

applicable, in an amount equal to the Required Target Debt Balance Amortization Payment as specified in Part B of the attached Schedule I.
(g)    In accordance with Section 3.1(b)(ii)(G) of the Depositary Agreement, and after giving effect to the transfer referred to in paragraphs 15(a) through (f) hereof, withdraw and transfer an aggregate amount equal to $[●] to the Distribution Suspense Account numbered [_____] as specified in Part B of the attached Schedule I. Such aggregate amount is an amount equal to the proceeds of equity contributions in excess of the Required Equity Contribution made in respect of any such Project by or on behalf of Opal Fuels or GFL.
(h)    In accordance with Section 3.1(b)(ii)(H) of the Depositary Agreement, and after giving effect to the transfer referred to in paragraphs 15(a) through (g) hereof, withdraw and transfer an aggregate amount equal to $[●] to the Revenue Account numbered [_____] as specified in Part B of the attached Schedule I. Such aggregate amount is an amount equal to all remaining amounts on deposit in the Applicable Construction Account (other than those reserved for the payment of Remaining Costs in accordance with paragraph 15(b) above.
(16)    [Final Completion Withdrawal and Transfer from the Construction Account. Final Completion for the [______] Project occurred on ___________. Borrower hereby requests that the transfer be made from the Applicable Construction Account(s) to the Revenue Account in accordance with this Construction Requisition as set forth in greater detail in Part B of the attached Schedule I. The amount of the withdrawal and transfer to the Revenue Account specified in Part B of the attached Schedule I, after giving effect to all other withdrawals and transfers specified therein (if any), constitutes all remaining amounts on deposit in or credited to the Applicable Construction Account, and after making all withdrawals and transfers specified in Part B of Schedule I the Depositary Agent is requested to close the Applicable Construction Account in accordance with Section 3.1(c) of the Depositary Agreement.]15
[Signature page follows.]
15     Insert for Construction Requisition delivered in connection with the achievement of Final Completion in accordance with Section 3.1(c) of the Depositary Agreement.
Exhibit A
5

IN WITNESS WHEREOF, Borrower has caused this Construction Requisition to be duly executed and delivered by an authorized officer of Borrower as of the date first above written.

PARAGON RNG LLC,
a Delaware limited liability company

By:_____________________________
Name:
Title:

BANK OF MONTREAL, CHICAGO BRANCH,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[LUMINATE, LLC]16

By:
Name:
Title:

1216     Insert only if (i) in connection with the amount of O&M Costs set forth in this Construction Requisition exceeds 110% of the amount set forth for such expenses in the Base Case Projections (as defined in the Credit Agreement), as required pursuant to Section 3.1(b)(ii)(C) of the Depositary Agreement.
Exhibit A
6

Schedule I
to Construction Requisition
Payments, Transfers, and Application of Construction Account Proceeds
Part A: Amounts Available for Application

Anticipated Applicable Construction Account balance immediately prior to the making of the withdrawals and transfers requested in this Construction Requisition:	$[●]

Part B: Payment Instructions and Descriptions
Direct Payments to be made by Depositary Agent from the Applicable Construction Account [Account No. ________]17:

Payee	Purpose	Disbursement Amount	Routing Number[18]	Account Number	Reference Information	Bank	Due Date[19]
$[●]
$[●]
$[●]
[Insert additional rows as necessary]		$[●]

Total Part B $

17     Payments may also be made from the Construction Account to the Construction Checking Account and certain other Depositary Account (pursuant to Section 3.1(b)(i), (b)(ii), (c), or (d) of the Depositary Agreement), as applicable.
18     If a check is being requested, indicate “check” here.
19     Due date may be specified either at the time of the delivery of the Construction Requisition or the Borrower may indicate that such due date would be notified by the Borrower in accordance with the Loan Documents.
Exhibit A
7

Exhibit A-1
to Construction Requisition
Total Project Costs
(Please see attached.)

Exhibit A
8

Exhibit A-2
to Construction Requisition
Comparison of Actual Project Costs to Construction Budget
(Please see attached.)

Exhibit A
9

Exhibit B
to Construction Requisition
Supporting Documentation
(Please see attached.)

Exhibit A
10

Exhibit C
to Construction Requisition
Most Recent Base Case Projections
(Please see attached.)

Exhibit A
11

Exhibit D
to Construction Requisition
Most Recent Project Schedules
(Please see attached.)

Exhibit A
12

Exhibit E
to Construction Requisition
Evidence of Equity Contributions for Change Orders
(Please see attached.)

Exhibit A
13

Exhibit B
to the Depositary Agreement

FORM OF IE REQUISITION CERTIFICATE
Date: ______ __, ____20
Bank of Montreal, Chicago Branch,
as Administrative Agent
250 Yonge Street, 11th Floor Toronto, ON M5B 2L7
Attention: Agency Services Manager
Email: Pujaniudeshika.pathirana@bmo.com
[Wilmington Trust, National Association,
as Depositary Agent
1100 North Market Street
Wilmington, Delaware
19890-1605
Attention:  Kevin Pennant
Telephone:  (908) 798-2963
Facsimile:  (302) 636-4145
Email:  kpennant@wilmingtontrust.com]21

Subject:    Paragon RNG LLC
Ladies and Gentlemen:
Reference is made to the Depositary Agreement, dated as of May 30, 2023, as amended by that certain First Amendment to Depositary Agreement, dated as of March 5, 2024 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Depositary Agreement”), among Paragon RNG LLC, a Delaware limited liability company (“Borrower”), Bank of Montreal, Chicago Branch, as administrative agent under the Credit Agreement (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), Wilmington Trust, National Association, as collateral agent for the Secured Parties (together with its successors and permitted assigns in such capacity, “Collateral Agent”), and Wilmington Trust, National Association, as depositary agent, securities intermediary and bank (together with its successors and permitted assigns in such capacities, “Depositary Agent”). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Depositary Agreement or Credit Agreement, as applicable.
This certificate (this “IE Requisition Certificate”) is delivered to you by [Luminate, LLC]22 (the “Independent Engineer” or “we”) pursuant to [Section 4.6(d)(iii) of the Credit Agreement]23[Section 3.1(c) of the Depositary Agreement] [Section 3.9(d)(i) of the Depositary Agreement]24 and in
20     Any IE Requisition Certificate delivered in connection with a Construction Requisition must be delivered at least three (3) Business Days (or, with respect to the initial Borrowing of Term Loans on the Closing Date, one (1) Business Day) prior to the date of the proposed Borrowing. Any IE Requisition Certificate delivered in connection with a Restoration Requisition must be delivered at least five (5) days prior to the date of the requested disbursement from the Restoration Account.
21     Insert if the IE Requisition Certificate is submitted in connection with a Restoration Requisition.
22     Or such replacement Independent Engineer as applicable pursuant to the terms of the Credit Agreement.
23     Insert if submitted in connection with a Construction Requisition.
24     Insert if submitted in connection with a Restoration Requisition.
Exhibit B
1

connection with the [[Construction][Restoration] Requisition] delivered on [____ __, ____] by Borrower (the “Subject Requisition”).
The Independent Engineer’s review and observations were performed within the scope of work under the Professional Services Agreement by and between the Independent Engineer and Borrower, dated effective [●], (the “PSA”). This IE Requisition Certificate is solely for the information of and assistance to the Administrative Agent and Depositary Agent in connection with their review of the Subject Requisition and is not to be used, circulated, quoted or otherwise referred to for any other purpose. The Independent Engineer disclaims any obligation to update this Certificate. This Certificate is not intended to, and may not, be construed to benefit any party other than the Administrative Agent and Depositary Agents. The Independent Engineer has discussed matters set forth in this IE Requisition Certificate, where the Independent Engineer has deemed such discussions to be pertinent, with Borrower, EPC Contractor and appropriate third parties deemed appropriate, and has made such observations, site visits, reviews, examinations and investigations as the Independent Engineer believed were reasonably necessary to establish the accuracy of this IE Requisition Certificate. We have reviewed the Borrower’s most recent quarterly report describing the progress of the construction of the Project dated [●] (or such other monthly report(s) as relates to amounts requested under the Subject Requisition including as have been attached to such Subject Requisition, if applicable) delivered by the Borrower pursuant to Section 5.3(h) of the Credit Agreement and the most recent progress reports received from the Borrower and submitted by (i) the EPC Contractor dated [●] pursuant to the EPC Contract and (ii) any other contractor performing construction of the gas interconnection for the Project.
As a part of our due diligence for issuance of this Certificate, we conducted site visits consisting of a walk-through of the Project site. During the site visits we made above ground, visual, representative sample observations of selected areas which the Independent Engineer deemed adequate to comment on construction progress but were not in the detail which would be necessary to reveal conditions with respect to safety, geologic or environmental conditions, contract compliance, codes, permits or regulations applicable to the construction of the Project. Such efforts were performed in accordance with the scope of services under the PSA, generally accepted engineering practices, and the standards of care practiced by leading independent and consulting engineers in performing similar tasks, for similar scopes of service, on like projects. On these bases, the Independent Engineer last visited the Project on [ ] (the “Site Visit”).

On the basis of the foregoing and the scope of our review, with the understanding and assumption that the Independent Engineer has, in all material respects, been provided true, correct and complete information from such other parties as to the matters set forth herein, the Independent Engineer hereby makes the following certifications to Depositary Agent and Administrative Agent to the best of our knowledge and belief as of the date hereof:
[Insert for Construction Requisitions:
(a)    The payments to be made as specified in the Subject Requisition are for the payment of [Project Costs]25 [Remaining Costs]26 currently due and payable by Borrower or scheduled to become due and payable by Borrower within thirty (30) days of the requested disbursement date.]
25     Insert for IE Requisitions delivered in connection with Construction Requisitions delivered pursuant to Section 3.1(b)(ii) of the Depositary Agreement.
26     Insert for IE Requisitions delivered in connection with Construction Requisitions delivered pursuant to Section 3.1(c) of the Depositary Agreement for the payment of Remaining Costs.
Exhibit B
2

[(b)    The Available Construction Funds, as reported by Borrower in conjunction with the Subject Requisition, are not less than the aggregate unpaid amount required to cause the Substantial Completion Date to occur in accordance with the EPC Contracts prior to the Date Certain.
(c)    Our review has not brought to our attention any material errors in the information recently delivered to the Administrative Agent by the Borrower pursuant to Section 4.6(e)(i)-(ii) of the Credit Agreement, which is attached hereto as Exhibit A and such assumptions made therein within our scope of work are reasonable.
(d)    [Our review has not brought to our attention any material errors in the information contained in the progress reports most recently delivered pursuant to Section 5.3(h) of the Credit Agreement.]27
[Insert for Restoration Requisitions:
(a)    The amounts to be disbursed from the Restoration Account numbered [_____] pursuant to the Subject Requisition set forth on Schedule I to the Subject Requisition are [for costs and expenses associated with the applicable Restoration Action][to reimburse Borrower for Restoration Contributions applied to pay costs and expenses associated with the applicable Restoration Action].
(b)    The payments made with respect to the Subject Requisition are in accordance with the applicable Restoration Plan, Restoration Budget and Restoration Schedule.
(c)    The Restoration Action is reasonably expected to be completed within the period set forth in the Restoration Plan and Restoration Schedule.
(d)    Upon completion of the Restoration Action, the Project will be capable of operating in all material respects in accordance with the Operative Documents.]
This IE Requisition Certificate is signed and delivered by the representatives of the Independent Engineer in accordance with the terms and conditions of the PSA, including the limitation of Independent Engineer’s aggregate liability to all parties to the amount set forth in the PSA. Use of this IE Requisition Certificate constitutes acceptance of the foregoing.

LUMINATE, LLC

By:___________________________
Name:
Title:

27     Insert for IE Requisitions delivered in connection with Construction Requisitions delivered pursuant to Section 3.1(b)(i) of the Depositary Agreement.
Exhibit B
3

Exhibit A
to IE Construction Requisition
Borrower Information
(Please see attached.)

Exhibit B
4

Exhibit C-1
to the Depositary Agreement
FORM OF RESTORATION NOTICE
Date: ______ __, ____28
Bank of Montreal, Chicago Branch,
as Administrative Agent
250 Yonge Street, 11th Floor Toronto, ON M5B 2L7
Attention: Agency Services Manager
Email: Pujaniudeshika.pathirana@bmo.com
Wilmington Trust, National Association,
as Depositary Agent
1100 North Market Street
Wilmington, Delaware
19890-1605
Attention:  Kevin Pennant
Telephone:  (908) 798-2963
Facsimile:  (302) 636-4145
Email:  kpennant@wilmingtontrust.com

Wilmington Trust, National Association,
as Collateral Agent
1100 North Market Street
Wilmington, Delaware
19890-1605
Attention:  Kevin Pennant
Telephone:  (908) 798-2963
Facsimile:  (302) 636-4145
Email:  kpennant@wilmingtontrust.com

Re:    Paragon RNG LLC
Ladies and Gentlemen:
Reference is made to the Depositary Agreement, dated as of May 30, 2023, as amended by that certain First Amendment to Depositary Agreement, dated as of March 5, 2024 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Depositary Agreement”), among Paragon RNG LLC, a Delaware limited liability company (“Borrower”), Bank of Montreal, Chicago Branch, as administrative agent under the Credit Agreement (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), Wilmington Trust, National Association, as collateral agent for the Secured Parties (together with its successors and permitted assigns in such capacity, “Collateral Agent”), and Wilmington Trust, National Association, as depositary agent, securities intermediary and bank (together with its successors and permitted assigns in such capacities, “Depositary Agent”). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Depositary Agreement or Credit Agreement, as applicable.
28     Note: To be delivered to Administrative Agent, Depositary Agent and Collateral Agent within sixty (60) days (or, if reasonably requested by Borrower and consented to by Administrative Agent (such consent not to be unreasonably withheld), ninety (90) days) of the occurrence of any Loss Event in respect of which Borrower received Loss Proceeds equal to or more than $[●].
Exhibit C-1
1

The undersigned is a Responsible Officer of Borrower and is delivering this notice (this “Restoration Notice”) pursuant to Section 3.9(b) of the Depositary Agreement. Borrower hereby certifies, as of the date hereof, that:
(1)The following Loss Event has occurred: [Insert Description of Loss Event].
(2)Borrower intends to take certain Restoration Action in connection with such Loss Event.
(3)Borrower intends to submit a Restoration Plan, Restoration Budget and Restoration Schedule to the Independent Engineer, Depositary Agent, Collateral Agent and Administrative Agent.29
[Signature page follows]
29     Borrower shall submit the applicable Restoration Plan to the Independent Engineer, Depositary Agent, Collateral Agent and Administrative Agent within the latest of (i) ninety (90) days of the occurrence of the applicable Loss Event, (ii) sixty (60) days after Borrower receives the applicable Loss Proceeds related to such Loss Event and (iii) such other period as may be agreed in writing by the Administrative Agent.
Exhibit C-1
2

IN WITNESS WHEREOF, Borrower has caused this Restoration Notice to be duly executed and delivered by a Responsible Officer of Borrower as of the date first written above.

PARAGON RNG LLC,
as Borrower

By:__________________________
Name:
Title:

Exhibit C-1
3

Exhibit C-2
to the Depositary Agreement
FORM OF RESTORATION REQUISITION
Date: ______ __, ____30
Requested Disbursement Date: ______ __, ____
Bank of Montreal, Chicago Branch,
as Administrative Agent
250 Yonge Street, 11th Floor Toronto, ON M5B 2L7
Attention: Agency Services Manager
Email: Pujaniudeshika.pathirana@bmo.com
Wilmington Trust, National Association,
as Depositary Agent
1100 North Market Street
Wilmington, Delaware
19890-1605
Attention:  Kevin Pennant
Telephone:  (908) 798-2963
Facsimile:  (302) 636-4145
Email:  kpennant@wilmingtontrust.com

Re:    Paragon RNG LLC
Ladies and Gentlemen:
Reference is made to the Depositary Agreement, dated as of May 30, 2023, as amended by that certain First Amendment to Depositary Agreement, dated as of March 5, 2024 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Depositary Agreement”), among Paragon RNG LLC, a Delaware limited liability company (“Borrower”), Bank of Montreal, Chicago Branch, as administrative agent under the Credit Agreement (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), Wilmington Trust, National Association, as collateral agent for the Secured Parties (together with its successors and permitted assigns in such capacity, “Collateral Agent”), and Wilmington Trust, National Association, as depositary agent, securities intermediary and bank (together with its successors and permitted assigns in such capacities, “Depositary Agent”). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Depositary Agreement or Credit Agreement, as applicable.

The undersigned is a Responsible Officer of Borrower and is delivering this requisition (this “Restoration Requisition”) pursuant to Section 3.9(d)(i) of the Depositary Agreement.

Section 1.Withdrawal Request. Borrower hereby requests that, in accordance with Section 3.9(d) of the Depositary Agreement, Depositary Agent make disbursements in an aggregate amount of $[●] from the Restoration Account numbered [_____] in such amounts and to such Person(s) as set forth in greater detail on the attached Schedule I.
30     Note: Restoration Requisition must be delivered at least five (5) Business Days prior to the requested disbursement date.
Exhibit C-2
1

Section 2.Certifications. Borrower hereby certifies that as of the date of the disbursement requested hereunder (indicated above):
(a)    No Event of Default has occurred and is continuing.
(b)    The aggregate amount of disbursements requested hereunder does not exceed the funds anticipated to be on deposit in the Restoration Account immediately prior to the making of the withdrawals and transfers requested in this Restoration Requisition.
(c)    The proceeds of the disbursement requested hereunder will be used solely to pay or reimburse costs and expenses associated with a Restoration Action in all material respects in accordance with the applicable Restoration Plan, Restoration Budget and Restoration Schedule.
(d)    After taking into consideration the disbursements requested hereunder, the undisbursed funds in the Restoration Account, together with any other amounts that are available to Borrower in respect of the Restoration Action (including Loss Proceeds or equity funds irrevocably committed on terms and conditions reasonably satisfactory to Administrative Agent), are reasonably expected to be sufficient to pay for all anticipated costs and expenses associated with the applicable Restoration Action (the “Restoration Costs”).
(e)    The Restoration Action is reasonably expected to be completed within twelve (12) months after submission of the applicable Restoration Notice (or such longer time period, ending no later than eighteen (18) months after submission of the Restoration Notice, during which period there are expected to be adequate funds to pay projected O&M Costs for the Project, as demonstrated by the Borrower in the Restoration Plan).
(f)    (i) All amounts previously disbursed from the Restoration Account (other than any Excess Restoration Amount), if any, in respect of the applicable Restoration Action have been expended or applied to pay Restoration Costs in accordance with the applicable Restoration Plan, Restoration Budget and Restoration Schedule and (ii) the items for which amounts are requested in this Restoration Requisition have not been the basis for a previous Restoration Requisition.
(g)    The withdrawal(s) and transfer(s) requested hereby comply with the terms of the Depositary Agreement.
[Signature page follows]
Exhibit C-2
2

IN WITNESS WHEREOF, Borrower has caused this Restoration Requisition to be duly executed and delivered by a Responsible Officer of Borrower as of the date first written above.

PARAGON RNG LLC,
as Borrower

By:____________________________________
Name:
Title:

Exhibit C-2
3

Schedule I
to Restoration Requisition
Disbursements from Restoration Account [Account No. ________]
Amounts Available for Application

Anticipated Restoration Account balance immediately prior to the making of the withdrawals and transfers requested in this Restoration Requisition	$[●]

Payment Instructions and Descriptions

Payee	Purpose	Payment Date	Routing Number	Account Number	Reference Information	Disbursement Amount
$[●]
$[●]
$[●]
[Insert additional rows as necessary]						$[●]
Total:						$[●]

Exhibit C-2
4

Exhibit D
to the Depositary Agreement
FORM OF TITLE EVENT REQUISITION
No.______
Date: ______ __, ____31
Requested Disbursement Date: ______ __, ____
Bank of Montreal, Chicago Branch,
as Administrative Agent
250 Yonge Street, 11th Floor Toronto, ON M5B 2L7
Attention: Agency Services Manager
Email: Pujaniudeshika.pathirana@bmo.com
Wilmington Trust, National Association,
as Depositary Agent
1100 North Market Street
Wilmington, Delaware
19890-1605
Attention:  Kevin Pennant
Telephone:  (908) 798-2963
Facsimile:  (302) 636-4145
Email:  kpennant@wilmingtontrust.com

Re:    Paragon RNG LLC

Ladies and Gentlemen:

Reference is made to the Depositary Agreement, dated as of May 30, 2023, as amended by that certain First Amendment to Depositary Agreement, dated as of March 5, 2024 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Depositary Agreement”), among Paragon RNG LLC, a Delaware limited liability company (“Borrower”), Bank of Montreal, Chicago Branch, as administrative agent under the Credit Agreement (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), Wilmington Trust, National Association, as collateral agent for the Secured Parties (together with its successors and permitted assigns in such capacity, “Collateral Agent”), and Wilmington Trust, National Association, as depositary agent, securities intermediary and bank (together with its successors and permitted assigns in such capacities, “Depositary Agent”). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Depositary Agreement or Credit Agreement, as applicable.

The undersigned is a Responsible Officer of Borrower and is delivering this requisition (this “Title Event Requisition”) pursuant to Section 3.9(e)(ii) of the Depositary Agreement.

Section 1.Withdrawal Request. Borrower hereby requests that, in accordance with Section 3.9(e)(ii) of the Depositary Agreement, Depositary Agent make disbursements in an
31     Note: Title Event Requisition must be delivered at least five (5) Business Days prior to the requested disbursement date.
Exhibit D
1

aggregate amount of $[●] from the Title Event Account numbered [_____] in such amounts and to the Person(s) as set forth in greater detail on the attached Schedule I.
Section 2.Certifications. Borrower hereby certifies that as of the date of the disbursement requested hereunder (indicated above):
(a)No Event of Default has occurred and is continuing.

(b)The aggregate amount of the disbursements requested hereunder does not exceed the funds anticipated to be on deposit in the Title Event Account immediately prior to the making of the withdrawals and transfers requested in this Title Event Requisition.

(c)The proceeds of the disbursements requested hereunder will be used solely to pay or reimburse the costs and expenses necessary to remedy the applicable Title Event.

(d)(i) All amounts previously disbursed from the Title Event Account (other than any Excess Title Event Amount), if any, in respect of the applicable Title Event have been expended or applied to remedy such Title Event and (ii) the expenditures for which amounts are requested in this Title Event Requisition have not been the basis for a previous Title Event Requisition.

(e)The withdrawal(s) and transfer(s) requested hereby comply with the terms of the Depositary Agreement.

[Signature page follows]
Exhibit D
2

    IN WITNESS WHEREOF, Borrower has caused this Title Event Requisition to be duly executed and delivered by a Responsible Officer of Borrower as of the date first written above.

PARAGON RNG LLC,
as Borrower

By:____________________________
Name:
Title:

Exhibit D
3

Schedule I
to Title Event Requisition
Disbursements from Title Event Account [Account No. ________]
Amounts Available for Application

Anticipated Title Event Account balance immediately prior to the making of the withdrawals and transfers requested in this Title Event Requisition	$[●]

Payment Instructions and Descriptions

Payee	Purpose	Payment Date	Routing Number	Account Number	Reference Information	Disbursement Amount
$[●]
$[●]
$[●]
[Insert additional rows as necessary]						$[●]
Total:						$[●]

Exhibit D
4

Exhibit E
to the Depositary Agreement
FORM OF WITHDRAWAL CERTIFICATE
Date: ______ __, ____32
Bank of Montreal, Chicago Branch
as Administrative Agent
250 Yonge Street, 11th Floor Toronto, ON M5B 2L7
Attention: Agency Services Manager
Email: Pujaniudeshika.pathirana@bmo.com
Wilmington Trust, National Association,
as Depositary Agent
1100 North Market Street
Wilmington, Delaware
19890-1605
Attention:  Kevin Pennant
Telephone:  (908) 798-2963
Facsimile:  (302) 636-4145
Email:  kpennant@wilmingtontrust.com

Re:    Paragon RNG LLC
Ladies and Gentlemen:
Reference is made to the Depositary Agreement, dated as of May 30, 2023, as amended by that certain First Amendment to Depositary Agreement, dated as of March 5, 2024 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Depositary Agreement”), among Paragon RNG LLC, a Delaware limited liability company (“Borrower”), Bank of Montreal, Chicago Branch, as administrative agent under the Credit Agreement (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), Wilmington Trust, National Association, as collateral agent for the Secured Parties (together with its successors and permitted assigns in such capacity, “Collateral Agent”), and Wilmington Trust, National Association, as depositary agent, securities intermediary and bank (together with its successors and permitted assigns in such capacities, “Depositary Agent”). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Depositary Agreement or Credit Agreement, as applicable.
The undersigned is a Responsible Officer of Borrower and is delivering this certificate (this “Withdrawal Certificate”) pursuant to Section(s) [3.2(b)], [3.3(b)], [3.4(b)], [3.4(c)] [3.5(b)], [3.6(b)], [3.8(e)], [3.9(b)(i)], [3.9(d)], [3.9(e)(iii)], [3.9(e)(iv)], [3.11(b)(i)], [3.11(b)(ii)], [3.12(b)(i)], [3.13(b)], [3.14(a)], [3.14(b)], [3.14(c)]33 of the Depositary Agreement.34

32     For Withdrawal Certificates delivered pursuant to Sections 3.3(b) of the Depositary Agreement, such Withdrawal Certificate must be submitted to the Depositary Agent by 11:00 a.m. New York Time at least two (2) Business Days prior to the applicable Monthly Payment Date (or Bi-Monthly Payment Date) and, with respect to any other Withdrawal Certificate that requires Administrative Agent’s countersignature, by 11:00 a.m. New York Time at least three (3) Business Days prior to the date on which Borrower requests any transfers be made under such Withdrawal Certificate. All other Withdrawal Certificates shall be submitted not less than three (3) Business Days prior to the transfer date requested herein.
33     Insert the numbered paragraph below as applicable.
34     Insert bracketed text if applicable.
Exhibit E
1

Section 1.Pre-Term Conversion Revenue Account. Borrower hereby requests that the following transfers be made from the Pre-Term Conversion Revenue Account numbered [_____] in accordance with this Withdrawal Certificate as set forth in greater detail in Part A of the attached Schedule I:
(a)[For Bi-Monthly Payment Dates and any other date on which any of the amounts described in this clause (a) are due and payable ] In accordance with Section 3.2(b) of the Depositary Agreement, withdraw and transfer an aggregate amount equal to $[●] to the Persons specified in Part A of the attached Schedule I. Such aggregate amount requested, together with amounts now on deposit in the Construction Account, equal the Pre-Conversion O&M Costs due and payable or reasonably expected to become due and payable prior to the next Monthly Payment Date.

(b)    [For Quarterly Payment Dates and any other date on which any of the amounts described in this clause (b) are due and payable and after giving effect to the withdrawals and transfers in clause (a) above.] In accordance with Section 3.2(b)(ii) of the Depositary Agreement, withdraw and transfer $[●] to Administrative Agent, Collateral Agent, Depositary Agent, Permitted Hedge Counterparties, and LC Issuers as set forth on Part A of the attached Schedule I. Such amount requested equals the sum (without duplication) of all fees, costs and expenses and indemnification payments currently due and payable, or becoming due and payable prior to the next Quarterly Payment Date, to such Persons under the applicable Loan Documents.

(c)    [For Quarterly Payment Dates and any other date on which any of the amounts described in this clause (c) are due and payable and after giving effect to the withdrawals and transfers in clause (a) and (b) above.] In accordance with Section 3.2(b)(iii) of the Depositary Agreement, withdraw and transfer $[●] to the Person(s) as set forth on Part A of the attached Schedule I. Such amount requested, together with the amount on deposit in or credited to the Interest Payment Account, equals the sum (without duplication) of (A) amount of Interest Expense (other than any amounts paid pursuant to clause (b) above) under the Loan Documents then due and payable plus (B) Secured Hedge Obligations to the extent constituting net Interest Expense then due and payable or scheduled to become due and payable by Borrower on or prior to the next Quarterly Payment Date.

(d)    [For Quarterly Payment Dates and any other date on which any of the amounts described in this clause (d) are due and payable and after giving effect to the withdrawals and transfers specified in clauses (a) through (c) above.] In accordance with Section 3.2(b)(iv) of the Depositary Agreement, withdraw and transfer $[●] to the Person(s) as set forth on Part A of the attached Schedule I. Such amount requested equals the required Special Mandatory Quarterly Prepayment due and payable.

(e)    [For Quarterly Payment Dates and after giving effect to the withdrawals and transfers specified in clauses (a) through (d) above.] In accordance with Section
Exhibit E
2

3.2(b)(v) of the Depositary Agreement, withdraw and transfer $[●] to Collateral Agent for application to ratable repayment of LC Loans.35

(b)[For each Quarterly Repayment Date and after giving effect to the withdrawals and transfers specified in clauses (a) through (e) above.] In accordance with Section 3.2(b)(vi) of the Depositary Agreement, withdraw and transfer $[●] to the Debt Service Reserve Account numbered [_____]. Such amount requested equals the amount necessary to fund the Debt Service Reserve Account so that the amount then on deposit in or credited to the Debt Service Reserve Account plus the aggregate Drawing Amount under all issued and outstanding Letters of Credit issued for such purpose as of the date hereof equals the DSR Required Balance as of the date hereof.

(c)[For each Quarterly Repayment Date and any other date on which any of the amounts described in this clause (g) are due and payable and after giving effect to the withdrawals and transfers specified in clauses (a) through (f) above.] In accordance with Section 3.2(b)(vii) of the Depositary Agreement, withdraw and transfer to the Person(s) as set forth on Part A of the attached Schedule I an amount equal to the sum of (x) the Target Aggregate Special Principal Prepayment Amount (as defined in the Credit Agreement and as set forth on Schedule 6.9(b) attached thereto) for such quarter, minus (y) all amounts previously paid pursuant to clause (d) above and this clause (g) since January 1, 2024 (the “Interim Catch-Up Sweep”), pursuant to Section 2.1.7(c)(v)(B) of the Credit Agreement

(d)[Reserved].

(e)[For each Quarterly Repayment Date and any other date on which any of the amounts described in this clause (i) are due and payable and after giving effect to the withdrawals and transfers specified in clauses (a) through (h) above.] In accordance with Section 3.2(b)(ix) of the Depositary Agreement, withdraw and transfer $[●] to Administrative Agent for application to the Optional Prepayment of Loans (together with all such other amounts due in connection with any such Optional Prepayment in accordance with Section 2.1.7(a) of the Credit Agreement) pursuant to Section 2.1.7(b) of the Credit Agreement.

(f)[For each Quarterly Repayment Date and any other date on which any of the amounts described in this clause (j) are due and payable and after giving effect to the withdrawals and transfers specified in clauses (a) through (i) above.] In accordance with Section 3.2(b)(x) of the Depositary Agreement, withdraw and transfer $[●] to the Person(s) as set forth on Part A of the attached Schedule I.

(g)[In accordance with Section 3.2(b)(xi) of the Depositary Agreement, withdraw and transfer remaining amounts on deposit to the Distribution Suspense Account.]36

35     As required pursuant to the proviso to Section 3.2(b)(v) of the Depositary Agreement, if insufficient funds are available to repay LC Loans as described in clause (e), then any amounts available to be paid shall be applied first, to any LC Loans that are Base Rate Loans (as defined in the Credit Agreement) and second, to any LC Loans that are SOFR Loans (as defined in the Credit Agreement).
36     To be inserted on the Term Conversion Date.
Exhibit E
3

Section 2.Revenue Account. [The [Monthly] / [Bi-Monthly] Payment Date shall be ________.]37 Borrower hereby requests that the following transfers be made from the Revenue Account numbered [_____] in accordance with this Withdrawal Certificate as set forth in greater detail in Part B of the attached Schedule I:
(a)[For Bi-Monthly Payment Dates ] In accordance with Section 3.3(b)(i) of the Depositary Agreement, withdraw and transfer $[●] as follows: $[●] to the O&M Account numbered [_____], which amount, together with the amounts on deposit in or credited to the O&M Account and the O&M Checking Account numbered [_____], equals the sum (without duplication) of (1) $[●], which equals the aggregate O&M Costs currently due and payable (including any O&M Costs owing from a prior month), plus (2) $[●], which Borrower hereby certifies is its good faith estimate of the aggregate O&M Costs reasonably expected to be due and payable by Borrower before the next Monthly Payment Date38; in each case other than the amounts specified in clauses (b) or (c) below.

(b)[For Monthly Payment Dates and any other date on which any of the amounts described in this clause (b) are due and payable and after giving effect to the withdrawals and transfers in clause (a) above.] In accordance with Section 3.3(b)(ii) of the Depositary Agreement, withdraw and transfer $[●] to Administrative Agent, Collateral Agent, Depositary Agent, Permitted Hedge Counterparties, and LC Issuers as set forth on Part A of the attached Schedule I. Such amount requested equals the sum (without duplication) of all fees, costs and expenses and indemnification payments currently due and payable, or becoming due and payable prior to the next Monthly Payment Date, to such Persons under the applicable Loan Documents.

(c)[For Monthly Payment Dates and any other date on which any of the amounts described in this clause (c) are due and payable and after giving effect to the withdrawals and transfers in clauses (a) and (b) above.] In accordance with Section 3.3(b)(iii) of the Depositary Agreement, withdraw and transfer $[●] to the Interest Payment Account numbered [_____]. Such amount requested, together with the amount on deposit in or credited to the Interest Payment Account, equals the sum (without duplication) of (A) amount of Interest Expense (other than any amounts paid pursuant to clause (b) above) under the Loan Documents then due and payable plus (B) Secured Hedge Obligations to the extent constituting net Interest Expense then due and payable or scheduled to become due and payable by Borrower on or prior to the next Monthly Payment Date.

(d)[For Monthly Payment Dates and any other date on which any of the amounts described in this clause (d) are due and payable and after giving effect to the withdrawals and transfers specified in clauses (a) through (c) above.] In accordance with Section 3.3(b)(iv) of the Depositary Agreement, withdraw and transfer $[●] to the Principal Payment Account numbered [_____]. Such amount requested, together with the amount then on deposit in or credited to the Principal Payment Account, equals the sum (without duplication) of (A) the Mandatory Scheduled Principal Amortization Payment then due and payable on the outstanding Term Loans and Incremental Term Loans under the Credit Agreement, plus (B) any Secured Hedge Obligations (exclusive of net Interest Expense (which is to be transferred to the Interest Payment Account pursuant to Section 3.3(b)(iii) of the Depositary Agreement) but including any net termination
37     Insert bracketed text as applicable.
38     May be inserted at Borrower’s option.
Exhibit E
4

or unwind payments) then due and payable to any Permitted Hedge Counterparty under any Secured Hedge Agreement then due and payable or scheduled to become due and payable by Borrower on or prior to the next Monthly Payment Date, plus (C) any LC Reimbursement Obligation (other than any LC Reimbursement Obligation financed or discharged by an LC Loan) which is then due and payable pursuant to Section 2.2.5 of the Credit Agreement, plus (D) the amount of any cash collateral required to be deposited with Administrative Agent pursuant to Section 2.2.10 of the Credit Agreement.

(e)[For Monthly Payment Dates and any other date on which any of the amounts described in this clause (e) are due and payable and after giving effect to the withdrawals and transfers specified in clauses (a) through (d) above.] In accordance with Section 3.3(b)(v) of the Depositary Agreement, withdraw and transfer $[●] to Collateral Agent for application to ratable repayment of LC Loans.39

(f)[For each Principal Repayment Date and any other date on which any of the amounts described in this clause (f) are due and payable and after giving effect to the withdrawals and transfers specified in clauses (a) through (e) above.] In accordance with Section 3.3(b)(vi) of the Depositary Agreement, withdraw and transfer $[●] to the Debt Service Reserve Account numbered [_____]. Such amount requested equals the amount necessary to fund the Debt Service Reserve Account so that the amount then on deposit in or credited to the Debt Service Reserve Account plus the aggregate Drawing Amount under all issued and outstanding DSR Letters of Credit as of the date hereof equals the DSR Required Balance as of the date hereof.

(g)[For each Principal Repayment Date and any other date on which any of the amounts described in this clause (g) are due and payable and after giving effect to the withdrawals and transfers specified in clauses (a) through (f) above.] In accordance with Section 3.3(b)(vii) of the Depositary Agreement, withdraw and transfer $[●] to Collateral Agent to be applied pursuant to Section 2.1.7(a) of the Credit Agreement for the prepayment of Term Loans and Incremental Term Loans. Such amount requested equals the Required Target Debt Balance Amortization Payment with respect to such Principal Repayment Date.

(h)[For each Principal Repayment Date and any other date on which any of the amounts described in this clause (h) are due and payable and after giving effect to the withdrawals and transfers specified in clauses (a) through (g) above.] In accordance with Section 3.3(b)(viii) of the Depositary Agreement, withdraw and transfer $[●] to the Tax Distribution Suspense Account numbered [_____]. Such amount requested equals the Permitted Tax Distribution with respect to such Principal Repayment Date.

(i)[For each Principal Repayment Date and any other date on which any of the amounts described in this clause (i) are due and payable and after giving effect to the withdrawals and transfers specified in clauses (a) through (h) above.] In accordance with Section 3.3(b)(ix) of the Depositary Agreement, withdraw and transfer $[●] to Administrative Agent for application to the Optional Prepayment
39     As required pursuant to the proviso to Section 3.3(b)(v) of the Depositary Agreement, if insufficient funds are available to repay LC Loans as described in clause (e), then any amounts available to be paid shall be applied first, to any LC Loans that are Base Rate Loans (as defined in the Credit Agreement) and second, to any LC Loans that are SOFR Loans (as defined in the Credit Agreement).
Exhibit E
5

of Loans (together with all such other amounts due in connection with any such Optional Prepayment in accordance with Section 2.1.7(a) of the Credit Agreement) pursuant to Section 2.1.7(b) of the Credit Agreement.

(j)[For each Principal Repayment Date and any other date on which any of the amounts described in this clause (j) are due and payable and after giving effect to the withdrawals and transfers specified in clauses (a) through (i) above.] In accordance with Section 3.3(b)(x) of the Depositary Agreement, withdraw and transfer $[●] to the Distribution Suspense Account for application pursuant to Section 3.12 of the Depositary Agreement.

Section 3.O&M Account. [In accordance with Section 3.4(b) of the Depositary Agreement, Borrower hereby requests that $[●] be withdrawn from the O&M Account numbered [_____] and transferred to any Person (or the O&M Checking Account in accordance with Section 3.4(b) of the Depository Agreement) to whom a payment is due, or will be due prior to the next Monthly Payment Date in respect of O&M Costs as set forth in greater detail in Part B of the attached Schedule I.]40[In accordance with Section 3.4(c) of the Depositary Agreement, Borrower hereby requests that, on [specify each Bi-Monthly Payment Date or any other date on which a transfer to the O&M Account is made pursuant to Section 3.3(b)(i) of the Depositary Agreement or date within 2 Business Days of Monthly Payment Date or such other date], $[●] be withdrawn from the O&M Account and transferred to the O&M Checking Account for payment of O&M Costs due or that could reasonably be anticipated to be due from time to time prior to the next Monthly Payment Date. Borrower hereby certifies that after giving effect to the requested transfers, the aggregate amount on deposit in the O&M Checking Account will not exceed $[●]]41

Section 4.Interest Payment Account. In accordance with Section 3.5(b) of the Depositary Agreement, Borrower hereby requests that $[●] be withdrawn from the Interest Payment Account and transferred in the amounts and to the Person(s) as set forth in greater detail in Part D of the attached Schedule I to pay the amounts described in Section 3.5(b) of the Depositary Agreement.

Section 5.Principal Payment Account. In accordance with Section 3.6(b) of the Depositary Agreement, Borrower hereby request that $[●] be withdrawn from the Principal Payment Account and transferred in the amounts and to the Person(s) as set forth in greater detail in Part E of the attached Schedule I to pay the amounts described in Section 3.6(b) of the Depositary Agreement.

Section 6.Debt Service Reserve Account. In accordance with Section 3.8(e) of the Depositary Agreement, Borrower hereby requests that $[●] be withdrawn from the Debt Service Reserve Account and transferred as set forth in greater detail in Part F of the attached Schedule I to Administrative Agent to pay one or more Debt Payment Deficiencies.

Section 7.Loss Proceeds Account. In accordance with Section 3.9(b)(i) of the Depositary Agreement, Borrower hereby requests that $[●] be withdrawn from the Loss Proceeds Account numbered [_____]and transferred to the [applicable Construction Account] [Revenue Account] numbered [_____] as set forth in greater detail in Part G of the attached Schedule I.

40     Insert for transfers to third parties for the payment of O&M Costs pursuant to Section 3.4(b) of the Depositary Agreement.
41     Insert for transfers to the O&M Checking Account pursuant to Section 3.4(c) of the Depositary Agreement.
Exhibit E
6

Section 8.Restoration Account. In accordance with Section 3.9(d)(ii) of the Depositary Agreement, Borrower hereby requests that the following transfers be made from the Restoration Account numbered [_____], each as set forth in greater detail in Part H of the attached Schedule I:
(a)[withdraw and transfer $[●] to the applicable Construction Account numbered [_____].]42

(b)[withdraw and transfer $[●] to the Revenue Account numbered [_____].]43

(c)    [withdraw and transfer $[●] to the applicable Construction Account numbered [_____].]44

Section 9.Title Event Account. In accordance with Section 3.9(e)(iii) of the Depositary Agreement, Borrower hereby requests that the following transfers be made from the Title Event Account, each as set forth in greater detail in Part I of the attached Schedule I:

(a)    [withdraw and transfer $[●] to the applicable Construction Account numbered [_____].]45
(b)    [withdraw and transfer $[●] to the Revenue Account numbered [_____].]46
Section 10.Prepayment Account. [In accordance with Section 3.11(b)(i) of the Depositary Agreement, Borrower hereby requests that $[●] be withdrawn from the Prepayment Account numbered [_____] and transferred on a pro rata basis to Collateral Agent (for and on behalf of the Lenders and LC Issuers under the Credit Agreement) and each Permitted Hedge Counterparty for application in accordance with Section 2.1.7(a)(iv) of the Credit Agreement, as set forth in greater detail in Part J of the attached Schedule I.]47 [In accordance with Section 3.11(b)(i) of the Depositary Agreement, Borrower hereby requests that $[●] be withdrawn from the Prepayment Account numbered [_____] and transferred on a pro rata basis to Collateral Agent (for and on behalf of the Lenders and LC Issuers under the Credit Agreement) and each Permitted Hedge Counterparty for application in accordance with Section 2.1.7(a)(v) of the Credit Agreement, as set forth in greater detail in Part J of the attached Schedule I.]48 [In accordance with Section 3.11(b)(ii) of the Depositary Agreement, Borrower hereby requests that $[●] be withdrawn from the Prepayment Account and transferred the applicable Permitted Hedge Counterparty entitled thereto pursuant to Section 2.1.7(a)(iii) of the Credit Agreement, as set forth in greater detail in Part J of the attached Schedule I.]49

42     To be inserted if requested transfer is prior to the Term Conversion Date and such Project has achieved Substantial Completion.
43     To be inserted if requested transfer is on or after to the Term Conversion Date and such Project has achieved Substantial Completion.
44     To be inserted if requested transfer is for a Project that has not achieved Substantial Completion.
45     To be inserted if requested transfer is prior to the Term Conversion Date and such Project has achieved Substantial Completion.t
46     To be inserted if requested transfer is for a Project that has not achieved Substantial Completion.
47     Insert for transfers pursuant to Section 3.11(b)(i) of the Depositary Agreement.
48     Insert for transfers pursuant to Section 3.11(b)(i) of the Depositary Agreement.
49     Insert for transfers pursuant to Section 3.11(b)(ii) of the Depositary Agreement.
Exhibit E
7

Section 11.[For Distribution Dates.] Distribution Suspense Account. Borrower hereby selects [●] as a Distribution Date.50 In accordance with Section 3.12(b)(i) of the Depositary Agreement, Borrower hereby certifies that each of the conditions to a Restricted Payment under Section [6.9(a)][6.9(d)] of the Credit Agreement have been satisfied, including the delivery of the compliance certificate contemplated therein, and requests that $[●] be withdrawn and transferred from the Distribution Suspense Account as set forth in greater detail in Part K of the attached Schedule I.

Section 12.[For Distribution Dates.] Tax Distribution Suspense Account. Borrower hereby selects [●] as a Distribution Date.51 In accordance with Section 3.13(b) of the Depositary Agreement, Borrower hereby certifies that (i) a Permitted Tax Distribution is permitted pursuant to Section 6.9(c) of the Credit Agreement, and (ii) Borrower is treated as either a partnership or disregarded entity for U.S. federal income tax purposes and Borrower requests that $[●] be withdrawn and transferred from the Tax Distribution Suspense Account in the amounts and to the Person(s) as set forth in greater detail in Part LS of the attached Schedule I.

Section 13.Certifications. Borrower hereby certifies that as of the date of the disbursement(s) requested hereunder, each of the withdrawal(s) and transfer(s) requested hereby complies with the terms of the Depositary Agreement and hereby makes each of the applicable representations and warranties with respect to any such withdrawal(s) and transfer(s) required to be made pursuant to the terms of the Depositary Agreement.52

[Signature page follows]

50     Borrower to specify, with respect to any Quarterly Payment Date occurring on or after the first Principal Repayment Date, any date that falls on such Quarterly Payment Date or on or prior to the 45th day following such Quarterly Payment Date. However, no Distribution Date may occur prior to the 5th Business Day following delivery to Administrative Agent of the calculation of the Target Debt Balance, Debt Service or the Debt Service Coverage Ratio relating to the proposed distribution pursuant to Section 6.9 of the Credit Agreement.
51     Borrower to specify, with respect to any Quarterly Payment Date occurring on or after the first Principal Repayment Date, any date that falls on such Quarterly Payment Date or on or prior to the 30th day following such Quarterly Payment Date.
52     In the event of any applicable waivers approved in accordance with the terms of the Depositary Agreement and/or Credit Agreement, as applicable, that impact the below representations, then this Form of Withdrawal Certificate may be revised in accordance with such applicable waivers. The Administrative Agent shall confirm that all such revisions are consistent with the applicable waivers.
Exhibit E
8

IN WITNESS WHEREOF, Borrower has caused this Withdrawal Certificate to be duly executed and delivered by a Responsible Officer of Borrower as of the date first written above.

PARAGON RNG LLC,
as Borrower

By:___________________________
Name:
Title:

BANK OF MONTREAL, CHICAGO BRANCH,
as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:53

53     Withdrawal Certificates delivered pursuant to the Depositary Agreement shall be countersigned by the Administrative Agent.
Exhibit E
9

Schedule I
to Withdrawal Certificate
Part A: Disbursements from Pre-Term Conversion Revenue Account [Account No. ________]

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions	Amount
$[●]
[Insert additional rows as necessary]				$[●]
Total:				$[●]

Part B: Disbursements from Revenue Account [Account No. ________]

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions	Amount
$[●]
[Insert additional rows as necessary]				$[●]
Total:				$[●]

Part C: Disbursements from O&M Account [Account No. ________]

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions	Amount
$[●]
[Insert additional rows as necessary]				$[●]
Total:				$[●]

Part D: Disbursements from Interest Payment Account [Account No. ________]
Exhibit E
10

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions	Amount
$[●]
[Insert additional rows as necessary]				$[●]
Total:				$[●]

Part E: Disbursements from Principal Payment Account [Account No. ________]

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions	Amount
$[●]
[Insert additional rows as necessary]				$[●]
Total:				$[●]

Part F: Disbursements from Debt Service Reserve Account [Account No. ________]

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions	Amount
$[●]
[Insert additional rows as necessary]				$[●]
Total:				$[●]

Part G: Disbursements from Loss Proceeds Account [Account No. ________]

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions	Amount
$[●]
[Insert additional rows as necessary]				$[●]
Total:				$[●]

Part H: Disbursements from Restoration Account [Account No. ________]
Exhibit E
11

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions	Amount
$[●]
[Insert additional rows as necessary]				$[●]
Total:				$[●]

Part I: Disbursements from Title Event Account [Account No. ________]

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions	Amount
$[●]
[Insert additional rows as necessary]				$[●]
Total:				$[●]

Part J: Disbursements from Prepayment Account [Account No. ________]

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions	Amount
$[●]
[Insert additional rows as necessary]				$[●]
Total:				$[●]

Part K: Disbursements from Distribution Suspense Account [Account No. ________]

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions	Amount
$[●]
[Insert additional rows as necessary]				$[●]
Total:				$[●]

Part L: Disbursements from Tax Distribution Suspense Account [Account No. ________]
Exhibit E
12

Transfer Date	Payee/Account and Purpose	Payment Date	Wiring or Other Payment Instructions	Amount
$[●]
[Insert additional rows as necessary]				$[●]
Total:				$[●]

Exhibit E
13

Exhibit F
to the Depositary Agreement
FORM OF OFFICER’S CERTIFICATE
Date: ______ __, ____
Bank of Montreal, Chicago Branch,
as Administrative Agent
250 Yonge Street, 11th Floor Toronto, ON M5B 2L7
Attention: Agency Services Manager
Email: pujaniudeshika.pathirana@bmo.com
Wilmington Trust, National Association,
as Depositary Agent
1100 North Market Street
Wilmington, Delaware
19890-1605
Attention:  Kevin Pennant
Telephone:  (908) 798-2963
Facsimile:  (302) 636-4145
Email:  kpennant@wilmingtontrust.com

Wilmington Trust, National Association,
as Collateral Agent
1100 North Market Street
Wilmington, Delaware
19890-1605
Attention:  Kevin Pennant
Telephone:  (908) 798-2963
Facsimile:  (302) 636-4145
Email:  kpennant@wilmingtontrust.com

Re: Paragon RNG LLC

Ladies and Gentlemen:

Reference is made to the Depositary Agreement, dated as of May 30, 2023, as amended by that certain First Amendment to Depositary Agreement, dated as of March 5, 2024 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Depositary Agreement”), among Paragon RNG LLC, a Delaware limited liability company (“Borrower”), Bank of Montreal, Chicago Branch, as administrative agent under the Credit Agreement (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), Wilmington Trust, National Association, as collateral agent for the Secured Parties (together with its successors and permitted assigns in such capacity, “Collateral Agent”), and Wilmington Trust, National Association, as depositary agent, securities intermediary and bank (together with its successors and permitted assigns in such capacities, “Depositary Agent”). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Depositary Agreement.
The undersigned is a Responsible Officer of Borrower and is delivering this certificate (this “Officer’s Certificate”) pursuant to Section [3.9(d)(ii)][3.9(e)(iii)] of the Depositary Agreement.

[Option 1: Insert the following if the Officer’s Certificate is delivered pursuant to Section 3.9(d)(ii) of the Depositary Agreement in connection with the completion of any Restoration Action:

Borrower hereby certifies that:

(1)The Restoration Action has been completed in all material respects in accordance with the Restoration Plan therefor (as updated in accordance with Section 3.9(d)(ii) of the Depositary Agreement) and the Project is capable of operating in all material respects in accordance with the Operative Documents as of such Project’s Final Completion.

(2)The amount, if any, required in Borrower’s reasonable opinion to be retained in the Restoration Account numbered [_____] for the payment of any Remaining Restoration Amounts is sufficient to pay such costs and contingencies.54

(3)The Excess Restoration Amount (not needed for Remaining Restoration Amounts) is $[●].]

[Option 2: Insert the following if the Officer’s Certificate is delivered pursuant to Section 3.9(e)(iii) of the Depositary Agreement in connection with the completion of the effort to remedy any Title Event:

Borrower hereby certifies that:

(1)The result of the effort to remedy the Title Event is as follows: [insert description of effort to remedy such Title Event and the result of such effort].

(2)After giving effect to the remedy described above, such Title Event could not reasonably be expected to have a Material Adverse Effect.

(3)The amount, if any, required in Borrower’s opinion to be retained in the Title Event Account numbered [_____] for the payment of any Remaining Title Event Expenses is sufficient to pay such expenses.

(4)The Excess Title Event Amount (not needed for Remaining Title Event Expenses) is $[●].]
[Signature page follows]
54     In accordance with Section 3.9(d)(ii) of the Depositary Agreement, written verification from the Independent Engineer addressed to Collateral Agent, Administrative Agent and Depositary Agent that, to its knowledge, such certifications are true and correct in all material respects, is required.

IN WITNESS WHEREOF, the undersigned, a Responsible Officer of Borrower, has duly executed and delivered this Officer’s Certificate as of the date first written above.

PARAGON RNG LLC,
as Borrower

By:__________________________________
Name:
Title: